UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENTINVESTMENT COMPANIES

Investment Company Act file number:  811-21934

RiverNorth Funds
(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645
Chicago, IL  60654
(Address of principal executive offices)  (Zip code)

Marc L. Collins
325 North LaSalle Street, Suite 645
Chicago, IL  60654
(Name and address of agent for service)

Registrant's telephone number, including area code:  312-832-1440

Date of fiscal year end:  09/30

Date of reporting period:  09/30/2014

Item 1.	Reports to Stockholders.

RiverNorth Funds	Table of Contets

Shareholder Letter	3

Opportunistic Closed‐End Fund Strategies
Portfolio Update	7
RiverNorth Core Opportunity Fund	10
RiverNorth/DoubleLine® Strategic Income Fund	15
RiverNorth Equity Opportunity Fund	20
RiverNorth/Oaktree High Income Fund	24

Managed Volatility Strategy
Portfolio Update	31
RiverNorth Managed Volatility Fund	31

RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	39
Schedule of Investments
RiverNorth Core Opportunity Fund	42
RiverNorth/DoubleLine® Strategic Income Fund	46
RiverNorth Equity Opportunity Fund	73
RiverNorth/Oaktree High Income Fund	75
RiverNorth Managed Volatility Fund	89
Schedule of Written Options
RiverNorth Managed Volatility Fund	92

Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	95
RiverNorth/DoubleLine® Strategic Income Fund	97
RiverNorth Equity Opportunity Fund	99
RiverNorth/Oaktree High Income Fund	100
RiverNorth Managed Volatility Fund	102

Statement of Operations
RiverNorth Core Opportunity Fund	103
RiverNorth/DoubleLine® Strategic Income Fund	104
RiverNorth Equity Opportunity Fund	105
RiverNorth/Oaktree High Income Fund	106
RiverNorth Managed Volatility Fund	107

Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	108
RiverNorth/DoubleLine® Strategic Income Fund	110
RiverNorth Equity Opportunity Fund	112
RiverNorth/Oaktree High Income Fund	114
RiverNorth Managed Volatility Fund	116

Financial Highlights
RiverNorth Core Opportunity Fund	117
RiverNorth/DoubleLine® Strategic Income Fund	120
RiverNorth Equity Opportunity Fund	124

RiverNorth Funds	Table of Contets

RiverNorth/Oaktree High Income Fund	126
RiverNorth Managed Volatility Fund	128

Notes to Financial Statements	130

Report of Independent Registered Public Accounting Firm	151

Additional Information	152

Trustees and Officers	154

RiverNorth Funds	Shareholder Letter
September 30, 2014 (Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the 2014 Annual Report for RiverNorth Funds. This report covers our four opportunistic closed‐end fund strategies: The RiverNorth Core Opportunity Fund (tickers: RNCIX and RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX), the RiverNorth Equity Opportunity Fund (tickers: RNDIX and RNEOX) and our managed volatility strategy, the RiverNorth Managed Volatility Fund (ticker: RNBWX).

In the 2014 fiscal year, the RiverNorth Funds Family had the following noteworthy events:

•
As of January 1, 2014, the RiverNorth/Manning & Napier Equity Income Fund changed its name to the RiverNorth Equity Opportunity Fund.  In addition, RiverNorth became the sole adviser to the Fund and continues its opportunistic approach for investing in equity‐based closed‐end funds ("CEFs") and utilizing exchange traded funds (“ETFs”) in its tactical allocation to the equity markets.

•
The RiverNorth Dynamic Buy‐Write Fund changed its name to the RiverNorth Managed Volatility Fund as of January 1, 2014. The strategy remains the same, taking advantage of option pricing inefficiencies while managing the Fund’s volatility to both equity and fixed income markets. The name change gives the Fund more flexibility in implementing its strategy.

•
Last, our flagship fund, the RiverNorth Core Opportunity Fund, launched an institutional share class (ticker: RNCIX) in 2014, offering a lower expense ratio to those investors committing to a minimum of $5 million. The retail share class remains closed to new investors. Existing investors have the ability to exchange shares of their retail share class to the new institutional share class (RNCOX to RNCIX), provided the investment minimum is met.

We started our 2013 letter with the following quote from Warren Buffett: “Be fearful when others are greedy and greedy when others are fearful”. The 2014 fiscal year gave RiverNorth the ability to execute on the latter half of Mr. Buffet’s words of wisdom. Amid interest rate fears and uncertainty, many of the RiverNorth Funds were able to extract excess return, or alpha, from others’ fear. We believe fear and market uncertainty is upon us for the foreseeable future, an environment conducive to our investment approach and philosophy.

The RiverNorth Funds offers investors a complete product suite to those looking for an opportunistic alternative to traditional asset classes. Suited for investors with a like minded approach to investing, we believe the RiverNorth Funds are well positioned to take advantage of market uncertainty and inefficiencies.

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,
Patrick W. Galley, CFA
President and Chief Investment Officer
RiverNorth Funds

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Closed‐End Fund Market Overview and Outlook

Bond Funds

To begin this year’s commentary on bond funds – we will revisit our conclusion from last year’s outlook:

“Having waited patiently for interest rate volatility to drive discounts wider, we are now excited about today’s opportunity set. We share this enthusiasm with fixed income luminary, Jeffrey Gundlach, CEO/CIO of DoubleLine Capital, LP and co‐Portfolio Manager of our Strategic Income Fund. While there is no guarantee that discounts will narrow, we have confidence that market participants like a good deal. We believe well‐managed bond funds trading at historically wide discounts do not sit on the bargain counter for long; especially when bond funds are priced to yield 7.0%, on average.” – September 30, 2013

Closed‐end funds were attractively priced and RiverNorth was putting money to work. By December 31, 2013, we had increased our closed‐end bond fund exposure levels to 40% for RiverNorth Core Opportunity, 40% for RiverNorth/DoubleLine Strategic Income and 36% for RiverNorth/Oaktree High Income. In comparison, on April 30, 2013, just before the sell‐off in May, our closed‐end bond fund exposure levels were 5%, 13% and 12%, respectively.

Our contrarian allocation to closed‐end bond funds, at a time when nearly everyone expected interest rates to rise, has been profitable to date. We highlighted our three favorite closed‐end fund categories in last year’s outlook – high yield, multi‐sector and municipal bond funds. Since September 30, 2013, the average total return for these fund categories has been 6.1%, 9.4% and 13.2%, respectively. In comparison, the average taxable closed‐end bond fund is up 7.4% year‐ over‐year.

Notwithstanding this strong performance, bond fund discounts widened for a second consecutive year. The average discount on closed‐end bond funds (i.e. 367 funds with an aggregate market capitalization of $137 billion) was 7.8% on September 30, 2014 versus 6.0% on September 30, 2013. These average discounts are well below the average premium of 3.3% on September 30, 2012. Over the past two years, the market price total return for the bond fund category has trailed the net asset value (“NAV”) total return by approximately 1,200 basis points. Despite these headwinds, RiverNorth has thrived in this environment because we have tactically managed our exposure to closed‐end funds.

Our current closed‐end bond fund exposure levels are 28% for RiverNorth Core Opportunity, 30% for RiverNorth/DoubleLine Strategic Income and 23% for RiverNorth/Oaktree High Income. These allocations are well below their highs back in December 2013. We had generally reduced our bond fund allocations to current levels by June 30, 2014. Our timing was good because the average taxable closed‐end bond fund was down 3.5% in the third quarter. Now that prices are lower and discounts are wider, we are buying once again.

But why are discounts still wide? And when will they narrow? Our answer boils down to supply and demand. The primary buyers of closed‐end funds – retail investors – are emotionally scarred from their recent experience in the market. The peak‐to‐trough decline for the average bond fund was 16.5% (total return) and 19.4% (price only) in 2013. Much of the negative performance was attributable to discount widening.  Once burned, twice shy – these investors are now reluctant to

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

chase recovering bond funds in 2014. Net asset values have rallied more than market prices; causing discounts to widen further. The new equilibrium price for most  bond funds  is  now somewhere between 5% and 10% below net asset value. Cross‐over buyers (i.e. opportunistic hedge funds and mutual funds) have emerged to buy the most attractively priced bond funds, but these institutional tourists own less than 1% the closed‐end fund market. To date, the incremental demand from these bargain hunters has not caused discounts to narrow. We believe sustained discount narrowing is unlikely to occur without steady retail demand. We are surprised that “well managed bond funds trading at historically wide discounts”(1) are still sitting on the bargain counter, especially when comparable open‐end mutual funds are experiencing net inflows, but we are happy to have the opportunity to put capital to work in such a target rich environment. We cannot predict when retail demand will pick up, but history has shown that the pendulum of investor sentiment swings again and again between fear and greed.

Before moving on, we also thought it would be appropriate to comment on closed‐end fund leverage. Most closed‐end bond funds borrow money to generate additional income. The spread between interest income and interest expense is distributed to shareholders. Leverage also magnifies capital gains (or losses). We believe that leverage is currently attractive for closed‐end funds. The steeper yield curve is favorable and the Federal Open Market Committee projections for the fed funds rate are moderate for the intermediate future. That said, investors can easily “deleverage” a closed‐end bond fund. Instead of purchasing $1,000 of a closed‐end fund with 30% leverage, an investor could buy $667 of the closed‐end fund and hold $333 of cash. The beta profile is the same as owning $1,000 of an unleveraged fund and there is potential to generate alpha if the closed‐end fund discount narrows. Depending on market conditions and valuations, we typically offset some of the closed‐end fund leverage with cash in our mutual funds.

Equity Funds (including Hybrid Funds)

As of September 30, 2014, there were 205 U.S. domiciled equity closed‐end funds with an aggregate market capitalization of $103 billion. Over the past twelve months, the market price total return for this category was positive 13.2% and the net asset value total return was positive 12.4%. The average discount on equity funds was 7.9% on September 30, 2014 versus 8.1% on September 30, 2013.

Equity closed‐end funds are diversified across strategies, sectors and regions. The most popular strategies measured by assets are U.S. large capitalization stocks, covered call and energy infrastructure master limited partnerships. These funds account for about 60% of the aggregate market capitalization of the group. We regularly find opportunities among equity closed‐end funds as their strategies go in and out of favor.

The RiverNorth Core Opportunity Fund had 32% exposure to equity closed‐end funds at September 30, 2014. Over the past twelve months, we reduced our allocation to equity closed‐ end funds from 41% to 32% and purchased exchange‐traded funds (“ETFs”) to replace the equity exposure. We swapped investments for two reasons – 1) some of our equity funds had narrowed and 2) we had significantly increased our allocation to bond funds. Most of these trades were made in the first quarter of 2014.

(1)	Source: Bloomberg, RiverNorth

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Our dedicated equity fund – the RiverNorth Equity Opportunity Fund – had 73% exposure to equity closed‐end funds at September 30, 2014 versus 39% at September 30, 2013. This fund no longer has a sub‐adviser and does not own individual equities. We are running a concentrated portfolio focused on closed‐end funds likely to conduct shareholder‐friendly corporate actions and those with high distribution rates. We anticipate adding more traditional mean reversion trades when equity market volatility increases.

As we said last year, “We believe that bond funds will continue to grab the headlines, but equity funds should not be overlooked.” Retail investors have been buying everything but equity mutual funds. As a result, many investors are underweight stocks and overweight alternatives. That may change because equities have outperformed most other asset classes in the recent past. If/when retail investors reallocate to equities, we believe that equity closed‐end funds trading at double‐ digit discounts are poised to outperform market indices because their discounts should narrow.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

RiverNorth Core Opportunity Fund

Portfolio Management Commentary – Patrick Galley, CFA and Stephen O’Neill, CFA

What is the Fund’s investment strategy?

The RiverNorth Core Opportunity Fund (“the Fund”) invests in a broad range of equity, fixed income and short‐term securities. To implement the Fund’s tactical asset allocation, the adviser generally invests in closed‐end funds and exchange‐traded funds.

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2014, the Class R share (symbol: RNCOX) returned 10.81%. The unmanaged Blend Index returned 13.28% during the same period. The Blend Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ending September 30, 2014

	1-Year	3-Year	5-Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	11.13%	14.17%	11.11%	8.78%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	10.81%	13.87%	10.82%	8.51%
Blend Index(4)	13.28%	14.51%	11.19%	6.24%
S&P 500® Index(4)	19.73%	22.99%	15.70%	6.53%

(1)	Inception date of Class R is December 27, 2006.
(2)	Inception date of Class I is August 11, 2014.
(3)
In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

(4)
Blend Index consists of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated August 11, 2014: 1.97% (RNCIX), 2.22% (RNCOX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNCIX) and 1.60% (RNCOX) of the average daily net assets of the Fund through January 31, 2016. The annualized net expense ratio in this annual report dated September 30, 2014 is 1.37% (RNCOX) and 1.20% (RNCIX).

What contributing factors were responsible for the RiverNorth Core Opportunity Fund’s relative performance during the period?

With respect to the equity portion of the portfolio, the Fund’s allocation to international and emerging market equity funds detracted from relative performance. The MSCI All Country World ex USA Index was up 4.77% over the past twelve months versus the S&P 500’s return of 19.73%. Also, our allocation to covered call closed‐end funds contributed to the Fund’s underperformance. Covered call funds sell call options against their underlying positions, which generate income, but limit their upside in a rising market.

With respect to the fixed income portion of the portfolio, our tactical allocation to high yield, multi‐sector and municipal bond funds contributed to our outperformance versus the Barclays Capital U.S. Aggregate Bond Index. Our cash allocation, which averaged approximately 9% over the period, detracted from relative performance.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2014?

At the aggregate Fund level, we allocated 56% of the portfolio to equities, 39% to fixed income, 5% to hybrid securities (primarily preferred stocks and convertible bonds) and 17% to cash. Allocations exceed 100% due to leverage utilized by some of the closed‐end funds that we own.

Our equity allocation is neutral. We are 56% invested in equities; with 73% domestic and 27% international exposure. Over the past twelve months, we have significantly reduced the Fund’s allocation to covered call closed‐end funds because discounts were narrower. These positions were replaced with general equity closed‐end funds and ETFs.

Our fixed income portfolio continues to be quite different from the Barclays Capital U.S. Aggregate Bond Index. The Fund has minimal exposure to U.S. Treasury bonds and agency mortgage‐backed securities. Our fixed income allocation of 39% (excluding cash) contains mostly high yield bonds, bank loans and municipal bonds.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Investment Vehicle Allocation(1) (percentages are based on net assets)

Asset Class Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

Equity Capitalization Allocation(1) (percentages are based on net assets)

Totals may not add to 100% due to rounding.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

(1)
Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s or subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. REIT Risk – the value of REITs change with the value of the underlying properties and changes in interest rates and are subject to additional fees. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small‐Cap Risk – small‐cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

(2)
Credit quality allocation reflects a fixed‐income portfolio weighted average of the credit breakdown of each closed‐end fund as provided by the adviser of said closed‐end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB‐ or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

Portfolio Management Commentary – Patrick Galley, CFA, Stephen O’Neill, CFA and Jeffrey Gundlach

What is the Fund’s investment strategy?

The RiverNorth/DoubleLine Strategic Income (“the Fund”) invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed‐end funds.

Assets of the Fund are tactically managed across three distinct fixed income strategies (or sleeves). RiverNorth oversees the strategy weights and manages the Tactical Closed‐End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in closed‐end bond funds. Sector allocations may vary based on RiverNorth’s assessment of relative value among asset classes and closed‐end funds. Jeffrey Gundlach, CEO and CIO of DoubleLine Capital, LP oversees the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy – the most traditional of the three sleeves – incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk‐adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2014, the Class I share (symbol: RNSIX) returned 9.38% and the Class R share (symbol: RNDLX) returned 9.09%. The Barclays Capital U.S. Aggregate Bond Index returned 3.96%, during the same period.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclay’s Capital U.S. Aggregate Bond Index

Average Annual Total Returns for Periods Ending September 30, 2014

	1-Year	3-Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	9.38%	7.48%	8.40%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	9.09%	7.21%	8.15%
Barclays Capital U.S. Aggregate Bond Index(2)	3.96%	2.43%	3.80%

(1)	Inception date is December 30, 2010.
(2)
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed- rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2014: 1.15% (RNSIX), 1.40% (RNDLX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 0.95% (RNSIX) and 1.20% (RNDLX) of the average daily net assets of the Fund through January 31, 2015. The annualized net expense ratio in this annual report dated September 30, 2014 is 0.91% (RNSIX) and 1.16% (RNDLX).

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund’s relative performance during the period?

RiverNorth Tactical Closed‐End Fund Income Sleeve
The RiverNorth sleeve outperformed the benchmark index. The primary contributing factors were – 1) strong NAV performance for closed‐end funds, 2) tactical management of our closed‐end fund exposure and 3) discount narrowing. The sleeve’s overweight exposure to high yield corporate credit and municipal bonds were strong contributors to performance. Exposure to non‐ dollar corporate and government bonds detracted from relative performance.

DoubleLine Core Fixed Income Sleeve
The fixed income market experienced a reversal of 2013’s increase in U.S. interest rates with the 10‐year U.S. Treasury yield declining close to 54 basis points year‐to‐date. The 10‐year U.S. Treasury yield even touched local lows at 2.33% in the month of August 2014. Over the Fund’s fiscal year, longer duration sectors performed well with more credit sensitive sectors, such as high yield and emerging market fixed income, leading the outperformance over the Barclays Capital U.S. Aggregate Bond Index. Investment grade corporate as well as residential mortgage backed securities (“RMBS”) contributed strong returns as well. The RMBS market continues to perform well as tightening supply technicals aid in the valuations of non‐agency RMBS while the declining interest rate environment has helped the agency RMBS sector. Collateralized loan obligations and commercial mortgage backed securities lagged behind other sectors held in the Fund as heavy new issuance within those markets have recently put downward pressure on valuations.

DoubleLine Opportunistic Income Sleeve
Both agency RMBS and non‐agency RMBS contributed strong returns to the portfolio as U.S. Treasury rates experienced heightened intra‐period volatility. The 10‐year U.S. Treasury yield mildly declined by 12 basis points and further flattened over the trailing twelve‐months which allowed for longer duration agency RMBS securities to outperform their shorter duration non‐ agency RMBS counterparts. In addition to the price appreciation, agency inverse floating‐rate products added robust interest income due to low LIBOR levels. Within the non‐agency RMBS space, higher credit quality securities, such as those backed by prime collateral, generally outperformed lower credit quality bonds.

How was the RiverNorth/DoubleLine Strategic Income Fund positioned  at  the  end  of September 2014?

The Fund allocation was 51% RiverNorth Tactical Closed‐End Fund sleeve, 30% DoubleLine Opportunistic Income sleeve and 19% DoubleLine Core Fixed Income sleeve. Year‐over‐year, the most significant change to the portfolio has been the higher allocation to cash and cash equivalents. As of September 30, 2014, the Fund’s cash holdings were 18% compared to 2% at the

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

beginning of the reporting period. Our allocation to cash offsets some of the leveraged exposure the Fund acquires as a result of holding leveraged closed‐end funds, and also allows the Fund to be opportunistic as we will look to deploy some of the cash when volatility returns to the fixed income markets.

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1)(2)(percentages are based on net assets)

Totals may not add to 100% due to rounding.

(1)	Holdings subject to change.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Sector Breakdown(1)(percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

(1)
Asset‐Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Management Risk – there is no guarantee that the adviser’s subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage‐Backed Security Risk – mortgage backed securities are subject to credit risk, pre‐ payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs change with the value of the underlying properties and changes in interest rates and are subject to additional fees. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

(2)
For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed‐income portfolio weighted average of the credit breakdown of each closed‐end fund as provided by the adviser of said closed‐end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB‐ or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

RiverNorth Equity Opportunity Fund

Portfolio Manager Commentary – Patrick Galley, CFA, Stephen O’Neill, CFA

What is the Fund’s investment strategy?

The RiverNorth Equity Opportunity Fund (“the Fund”) invests primarily in equity based closed‐end funds and exchange‐traded funds.

How did the RiverNorth Equity Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2014, the Class I share (symbol: RNDIX) returned 14.52% and the Class R share (symbol: RNEOX) returned 14.22%. The Russell 1000 Value Index returned 18.89% during the same period and the S&P 500 Total Return Index returned 19.73%.

Comparison of a $10,000 Investment in the RiverNorth Equity Opportunity Fund and the Russell 1000 Value Index

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Average Annual Total Returns for Periods Ending September 30, 2014

	1-Year	Since Inception(1)
RiverNorth Equity Opportunity Fund ‐ Class I (RNDIX)	14.52%	16.47%
RiverNorth Equity Opportunity Fund ‐ Class R (RNEOX)	14.22%	16.24%
Russell 1000® Value Index TR(2)	18.89%	21.56%

(1)	Inception date is July 18, 2012.
(2)
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Prior to 1/1/2014, the Fund was managed in part by a sub-adviser pursuing a different strategy.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2014: 2.55% (RNDIX), 2.80% (RNEOX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNDIX) and 1.60% (RNEOX) of the average daily net assets of the Fund through January 31, 2015. The annualized net expense ratio in this annual report dated September 30, 2014 is 2.03% (RNDIX) and 2.28% (RNEOX).

What contributing factors were responsible for the RiverNorth Equity Opportunity Fund’s relative performance during the period?

Although the Fund generated excess return from discount narrowing (i.e., alpha), the total return of the Fund trailed the benchmarks. Contributing factors were – 1) our beta was less than 1.0 (relative to the S&P 500), 2) we owned closed‐end funds with non‐U.S. equity exposure and 3) we owned closed‐end funds that held less than 100% of their portfolio in stocks. As of September 30, 2014, the weighted average beta of the portfolio was 0.75 (relative to the S&P 500). Beta measures the tendency of the Fund’s return to respond to fluctuations in the benchmark. When markets rise sharply and our beta is less than 1.0, we would generally expect to underperform (and vice versa). Our positions in global equity closed‐end funds also detracted from relative performance. The MSCI All Country World ex USA Index was up 4.77% over the past twelve months versus the S&P 500’s return of 19.73%. Finally, we owned hybrid funds with small allocations to fixed income (notably high yield bonds). Although these funds had positive returns over the reporting period, they trailed the benchmark.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

How was the RiverNorth Equity Opportunity Fund positioned at the end of September 2014?

We are 74% invested in closed‐end funds, 23% in ETFs and 3% in cash. The Fund no longer has a sub‐adviser and does not own individual equities. The Fund’s closed‐end fund allocation is primarily to general equity funds along with some hybrid funds that can invest in a range of equity and fixed income securities. The large‐cap U.S. equity ETFs in the portfolio are dry powder for closed‐end fund trading opportunities.

Investment Vehicle Allocation(1) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Sector weightings are based on Morningstar, Inc. un‐weighted closed‐end fund indices which are an equal‐weighted average of all of the closed‐end funds assigned to the categories noted above.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

(1)
Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Equity Risk – the value of equity securities change frequently. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Mid‐Cap Risk – mid‐cap companies may be more susceptible to adverse business or economic events than large‐cap companies. Management Risk – there is no guarantee that the adviser’s subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Small‐Cap Risk – small‐cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Tax Risk – new federal or state governmental action could adversely affect the tax‐exempt status of securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

RiverNorth/Oaktree High Income Fund

Portfolio Manager Commentary – Patrick Galley, CFA, Stephen O’Neill, CFA, Sheldon Stone, Desmund Shirazi, Shannon Ward, Armen Panossian, and David Rosenberg

What is the Fund’s investment strategy?

The RiverNorth/Oaktree High Income Fund (“the Fund”) invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth manages the Tactical Closed‐End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed‐end funds. Oaktree Capital Management, LP manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade‐offs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2014, the Class I share (symbol: RNHIX) returned 8.16% and the Class R share (symbol: RNOTX) returned 7.78%. The BofA ML Non‐ Financial Developed HY Constrained Index and CSFB Leveraged Loan Index returned 6.03% and 4.30%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund, BofA ML Non‐Financial Developed HY Constrained Index, and the CS Leveraged Loan Index

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Cumulative Total Returns for the Period Ending September 30, 2014

	1-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	8.16%	5.47%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	7.78%	5.17%
BofA ML Non‐Financial Developed HY Constrained Index(2)	6.03%	5.97%
CS Leveraged Loan Index(2)	4.30%	4.91%

(1)	Inception date is December 28, 2012.
(2)
The BofA Merrill Lynch Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). CS Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The Bofa Merrill Lynch Developed Markets High Yield Constrained and the CS Leveraged Loan Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2014: 1.91% (RNHIX), 2.16% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2015. The annualized net expense ratio in this annual report dated September 30, 2014 is 1.39% (RNHIX) and 1.63% (RNOTX).

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund’s relative performance during the period?

RiverNorth Tactical Closed‐End Fund Strategy Sleeve
The closed‐end fund portion benefitted from an overweighting of high yield funds relative to bank loan funds. Also, the leverage used by many of the closed‐end funds amplified their positive NAV returns as the closed‐end funds on average had better performance than the indices. In addition, the Fund benefitted from discount narrowing over the period.

Oaktree High Yield Bond & Senior Loan Sleeve
The High Yield Bond and Senior Loans portfolios performed well over the reporting period. However, following a somewhat tranquil nine‐month period in financial markets, investor sentiment turned decidedly negative in the third quarter of 2014 amid concern over slowing global

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

growth and geopolitical tensions. In this challenging quarter, high yield bonds and senior loans were punished, turning in their first negative performance since the Fund’s inception. While the recent volatility has been painful, the selloff has made the high yield bond and loan markets quite a bit more attractive. Yields are at their highest levels in over a year, and the price of the average bond has dropped, allowing more room for capital appreciation. In our view, the average spreads at quarter‐end provide generous compensation for bearing credit risk, particularly given  the benign default outlook.

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2014?

The Fund allocation was 27% RiverNorth Tactical Closed‐End Fund and 73% Oaktree High Yield Bond and Senior Loan.

The closed‐end fund sleeve is primarily invested in the common shares of closed‐end funds. Over the past year, the sleeve’s holdings in closed‐end fund preferred shares and business development company baby bonds were significantly reduced because we found better opportunities among closed‐end fund common shares trading at wide discounts.

The High Yield Bond and Senior Loan portfolios remain defensively positioned and constructed to preserve capital in the event of a market downturn. Over the years, it has been demonstrated that the key to long‐term success is managing credit risk, avoiding dangerous concentrations and minimizing defaults in the portfolio.

Strategy Allocation

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Credit Quality Distribution(1)(2)(percentages are based on net assets)

(1)	Holdings subject to change.

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% due to leverage utilized by the underlying funds.

(1)
Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed‐End Fund Risk – closed‐end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is high specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Secondary trading in loans is not fully‐developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub‐adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed‐income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed‐ income securities may vary.

(2)
For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed‐income portfolio weighted average of the credit breakdown of each closed‐end fund as provided by the adviser of said closed‐end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. For the sleeves managed by Oaktree, the sub‐adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB‐ or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Equity and Volatility Markets Overview and Outlook

The previous fiscal year exhibited some rather drastic dislocations underneath the surface of the broad market indices. January and February saw brief periods of market volatility, which quickly rescinded after the markets “v‐shape” recovery. The small/mid cap indices (IWM) retraced almost a quarter of the previous year’s gains, while simultaneously dislocating from the S&P 500 as it continued to make new highs. In fact, the speed (14.41 % over 151 days) at which this divergence occurred was one of the largest in history on a price and percentage basis. By definition, that is volatility. Interestingly, this occurred with the VIX trading between 12‐ 14 in the second/third quarter of 2014.

Looking forward, the macro climate continues to be driven by global quantitative easing in an effort to debase local currencies and stave off deflation. Here at home, the Fed has stated they are data dependent but have their eye on exiting sooner rather than later. While QE exit fears may cause brief periods of volatility the markets have this on the radar, it’s the unknown that cause significant volatility expansions. It is important to note, that the fund constructs it portfolio opportunistically with respect to the volatility landscape. The fund targets an S&P like beta of .3 by purchasing options that are deemed too cheap and selling the options that are deemed too expensive. This allows the fund to capitalize on the inherent nature of volatility expansion and contraction.

Looking specifically at equity volatility, the VIX Index (the broadest and most common measure of equity volatility), traded in a range of 10.32 to 21.44 during the fiscal year, which is approximately the same range as 2013. Closing at about 16.3 on September 30, 2014, the VIX is still below its long run average of approximately 20. Going forward, absent an unforeseen macro shock, volatility levels for the coming months will likely be driven by quality of earnings and subsequent guidance contained in fourth quarter earnings reports. Volatility sentiment can always change faster than portfolio managers or computers can react. Regardless, we remain ready for any unforeseen increases in volatility levels.

RiverNorth Managed Volatility Fund

Portfolio Management Commentary – Eric Metz, CFA

What is the Fund’s investment strategy?

The RiverNorth Managed Volatility Fund (“RNBWX”; “the Fund”) seeks to achieve greater risk‐ adjusted returns than The CBOE Buy‐Write Index (“BXM”). In addition, the Fund seeks to provide investors with total return and lower volatility than the S&P 500 Index by constructing a portfolio of single security, ETF and index options with the greatest potential alpha coming from volatility, as opposed to stock selection. The volatility management aspect of the Fund is typically only available in a hedge fund structure. The portfolio is typically comprised of 100‐150 securities which are chosen based upon the opportunity in the security’s options and then expressed as a collar, protective put, buy‐write, or equivalently, as a cash secured put option. The Fund’s strategy can be viewed as alternative in nature in that it seeks to provide low beta exposure to the broad equity markets with a standard deviation similar to traditional fixed income investments.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

How did the RiverNorth Managed Volatility Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2014, the RiverNorth Managed Volatility Fund returned 6.65%. The CBOE Buy‐Write Index returned 14.10%, during the same period.

In addition, the Fund’s standard deviation (daily annualized) was 4.32% for the period, while the standard deviation (daily annualized) of the CBOE Buy‐Write Index  was  7.58%  during  the same period.

Comparison of a $10,000 Investment in the RiverNorth Managed Volatility Fund, the S&P 500 Index, and the CBOE S&P Buy‐Write Index

Cumulative Total Returns for the Period Ending September 30, 2014

	1-Year	Since Inception(1)	Standard Deviation(3)	Sharpe(4)	Beta(5)
RiverNorth Managed Volatility Fund (RNBWX)	6.65%	5.26%	4.32%	1.53	0.44
CBOE S&P 500® BuyWrite Index (BXM)(2)	14.10%	8.81%	7.58%	1.86	0.55
S&P 500® Index(2)	19.73%	20.35%	10.30%	1.91	1.00

(1)	Inception date is October 12, 2012.
(2)
The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. Standard and Poor's 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500® and CBOE S&P 500® BuyWrite Indices are indices only and cannot be invested in directly.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

(3)	Standard deviation is a measure of the volatility of a fund's returns.
(4)	Sharpe ratio measures risk-adjusted performance using the 90 day T-bill return as the risk-free rate.
(5)
Beta reflects the sensitivity of a fund's return to fluctuations in the market index. A beta of 0.5 reflects ½ the market's volatility as represented by the Fund's primary benchmark, while a beta of 2.0 reflects twice the volatility.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated 1.28.2014: 2.19%. The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.80% of the average daily net assets of the Fund through 1.31.2015. The annualized net expense ratio in this annual report dated September 30, 2014 is 1.94%.

What contributing factors were responsible for the RiverNorth Managed Volatility Fund’s relative performance during the period?

The largest determining factor of relative performance was the Fund’s relative beta, or market risk, positioning. While the Fund actively manages its beta, a target of .3 with a range of .2‐ .5, it is a much lower beta than the BXM Index. Due to the broad indices being up over the fiscal year, the fund should lag because of the inherent lower beta. In any event, the fund mildly outperformed its target beta of .3 over the fiscal year. This is explained by superior options selection. It is important to note that because of the tendency of markets to rally slower than they sell off, relative performance should quickly catch up in market corrections. This is also the time in which the opportunity sets are the greatest. The fund is waiting patiently for those opportunities.

Detracting from performance was security selection, as some individual companies exhibited far more volatility than expected at the time the position was introduced to the portfolio. As part of this, the Fund was not particularly aggressive in taking short option positions over the balance of the period, as overall equity market volatility has been subdued for quite some time. We believe it to be a far more prudent strategy to save some dry powder for better opportunities in the future.

Contributing to Fund relative performance was sector selection as overweighting the Materials, Information Technology and Telecommunications sectors proved to be successful.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

How was the RiverNorth Managed Volatility Fund positioned at the end of September 2014?

Given the current levels of volatility for both the broad equity market and for individual stocks, we remain cautious with the Fund’s short volatility positioning.  Regardless, the Fund’s beta is near the long‐run target of 0.3 simply because there have not been enough attractive opportunities in the short volatility arena. If opportunities arise, the Fund has ample cash to attempt to capitalize and position accordingly.

From a sector perspective, the Fund has taken an overweight position in the small/mid‐cap etf IWM, and has found the energy sector attractive from a volatility perspective, and hence has a minor overweight in energy. Sector ETFs are being used as placeholders until more attractive opportunities present themselves. The Fund’s largest relative sector exposures are Energy and Materials. The largest sector underweight is Health Care.

The largest single security positions in the Fund are IWM, GDX, KRE, XLF, XLI, COP, INTC, and YHOO (on a pure common stock basis without taking account of option deltas; this is akin to what will be reported on the 13‐F filing); IWM, OIH, GDX, KRE, XLE, EWZ, XLF, YHOO, XLI and KR (on a purely exposure basis taking account of all option exposures, etc. Like the sector overweights, these are all positions where we believe that implied volatility was too high at the time of the option writing and that implied volatility will compress or realize a volatility less than its implied over the life of that option, ideally creating excess return for the Fund.

Risk‐Based Strategy Weights

Totals may not add to 100% due to rounding.

RiverNorth Funds	Portfolio Update
September 30, 2014 (Unaudited)

Investment Vehicle Breakdown(1)

Totals may not add to 100% due to rounding.

*  Includes short option positions.

(1)
Exchange Traded Fund Risk – exchange traded funds may not correlate to designated indices and have additional fees and expenses, including the duplication of management fees. Focused Security Risk – the value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Foreign Investing/ADR Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. Large Company Risk – the Fund may have fewer investment opportunities than funds that invest in companies of all capitalization ranges. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mid Cap Risk – the Fund may invest in mid cap companies and bears the risk that the Fund’s investment in mid cap companies may be subject to greater earnings and price volatility in comparison to larger companies. New Fund Risk – The Fund is a new mutual fund with a limited operating history. Non‐Diversified Risk – changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. Options Risk – using options involves the exercise of skill and judgment. Options may expire worthless or not perform as expected. Portfolio Turnover Risk –  increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Tax Risk – gains distributed will be categorized as short‐term capital gains, which are subject to higher tax rates than long‐term capital gains. Current tax laws are subject to change. Transaction Cost Risk – the expected high rate of portfolio turnover will likely cause the Fund to incur higher brokerage charges than those associated with an average equity mutual fund.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

RiverNorth Funds

Schedule of Investments and Financial Statements

RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2014 (Unaudited)

Expense Example
As a shareholder of the RiverNorth Funds, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees, distribution and service (12b‐1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2013 and held for the year ended September 30, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2014 (Unaudited)

	Beginning Account Value 04/01/2014	Ending Account Value 09/30/2014	Expense Ratio(a)	Expenses Paid During Period(b)

RiverNorth Core Opportunity Fund
Class I Shares
Actual(c)	$1,000.00	$992.40	1.20%	$1.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.20%	$6.07
Class R Shares
Actual	$1,000.00	$1,021.10	1.37%	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.37%	$6.93
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$1,031.40	0.90%	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	0.90%	$4.56
Class R Shares
Actual	$1,000.00	$1,030.00	1.15%	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	1.15%	$5.82
RiverNorth Equity Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,037.70	1.35%	$6.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83
Class R Shares
Actual	$1,000.00	$1,036.10	1.60%	$8.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09
RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$1,003.20	1.35%	$6.78
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83
Class R Shares
Actual	$1,000.00	$1,000.90	1.60%	$8.03
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2014 (Unaudited)

	Beginning Account Value 04/01/2014	Ending Account Value 09/30/2014	Expense Ratio(a)	Expenses Paid During Period(b)

RiverNorth Managed Volatility Fund
Actual	$1,000.00	$1,012.70	1.80%	$9.08
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	1.80%	$9.10

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

(c)	Commenced operations on August 11, 2014.

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
CLOSED‐END FUNDS ‐ 60.79%
237,987	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	$3,303,260
1,695,252	Adams Express Co.	23,631,813
798,276	AllianzGI Equity & Convertible Income Fund	15,861,744
1,863,606	Alpine Total Dynamic Dividend Fund	15,859,287
192,226	Apollo Tactical Income Fund, Inc.	3,326,279
203,749	Avenue Income Credit Strategies Fund	3,422,983
1,519,314	BlackRock Credit Allocation Income Trust	20,222,069
366,218	BlackRock Debt Strategies Fund, Inc.	1,398,953
610,188	BlackRock Enhanced Equity Dividend Trust	5,003,542
34,661	BlackRock Floating Rate Income Strategies Fund, Inc.	487,334
967,642	BlackRock Global Opportunities Equity Trust	13,653,429
350,079	BlackRock Multi‐Sector Income Trust	6,210,401
183,270	BlackRock Municipal Target Term Trust	3,641,575
277,978	Blackstone/GSO Long‐Short Credit Income Fund	4,642,233
169,293	Blackstone/GSO Strategic Credit Fund	2,840,737
653,052	Boulder Growth & Income Fund, Inc.	5,772,980
329,103	Boulder Total Return Fund, Inc.	8,668,573
398,024	CBRE Clarion Global Real Estate Income Fund	3,335,441
148,802	Central Europe, Russia and Turkey Fund, Inc.	3,694,754
571,703	Central Fund of Canada Ltd. ‐ Class A	7,037,664
66,022	Central Securities Corp.	1,517,186
265,271	Clough Global Allocation Fund	3,795,763
502,718	Clough Global Equity Fund	7,203,949
1,510,478	Clough Global Opportunities Fund	18,020,003
293,004	Cohen & Steers REIT and Preferred Income Fund, Inc.	5,118,780
138,758	Deutsche High Income Trust	1,240,496
86,854	Eaton Vance Limited Duration Income Fund	1,266,331
150,939	Eaton Vance Short Duration Diversified Income Fund	2,214,275
337,897	First Trust High Income Long/Short Fund	5,774,660
362,950	Franklin Limited Duration Income Trust	4,493,321
349,234	General American Investors Co., Inc.(a)	12,942,612
147,755	Global High Income Fund, Inc.	1,427,313
317,086	Invesco Dynamic Credit Opportunities Fund	3,916,012
603,864	Invesco Municipal Opportunity Trust	7,566,416
284,634	Invesco Municipal Trust	3,572,157
26,450	Invesco Quality Municipal Income Trust	320,574
46,752	Invesco Trust for Investment Grade Municipals	612,919
194,964	Ivy High Income Opportunities Fund	3,370,928
3,505,917	Liberty All Star® Equity Fund	20,439,496
325,000	LMP Real Estate Income Fund, Inc.	3,649,750
98,044	Macquarie Global Infrastructure Total Return Fund, Inc.	2,425,609
51,390	Madison Strategic Sector Premium Fund	636,722
114,382	MFS Charter Income Trust	1,013,424
338,399	MFS Multimarket Income Trust	2,172,522

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
120,149	Morgan Stanley Emerging Markets Debt Fund, Inc.	$1,165,445
512,795	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	6,056,109
51,980	Neuberger Berman High Yield Strategies Fund, Inc.	671,062
918,945	Neuberger Berman Real Estate Securities Income Fund, Inc.	4,429,315
1,364,062	NexPoint Credit Strategies Fund	14,486,338
322,279	Nuveen Build American Bond TermFund	6,571,269
93,497	Nuveen California AMT‐Free Municipal Income Fund	1,302,413
958,935	Nuveen Credit Strategies Income Fund	8,563,290
105,913	Nuveen Dividend Advantage Municipal Fund	1,465,836
593,930	Nuveen Intermediate Duration Municipal Term Fund	7,406,307
417,195	Nuveen Mortgage Opportunity Term Fund	9,908,381
145,788	Nuveen Mortgage Opportunity Term Fund	2 3,395,402
216,127	Nuveen Municipal Advantage Fund, Inc.	2,915,553
130,123	Nuveen Municipal Market Opportunity Fund, Inc.	1,725,431
337,234	Nuveen Municipal Opportunity Fund, Inc.	4,805,584
390,639	Nuveen Preferred Income Opportunities Fund	3,593,879
56,255	Nuveen Premier Municipal Income Fund, Inc.	756,630
409,122	Nuveen Premium Income Municipal Fund 2, Inc.	5,625,427
89,419	Nuveen Premium Income Municipal Fund, Inc.	1,198,215
40,203	Nuveen Quality Income Municipal Fund, Inc.	550,379
125,818	Nuveen Quality Preferred Income Fund III	1,053,097
28,993	Nuveen Select Quality Municipal Fund, Inc.	396,334
597,267	PIMCO Dynamic Credit Income Fund	13,420,589
97,500	Putnam Municipal Opportunities Trust	1,140,750
378,278	Putnam Premier Income Trust	2,072,963
554,416	Royce Focus Trust, Inc.	4,363,254
72,902	Royce Global Value Trust, Inc.(a)	634,976
1,422,724	Royce Value Trust, Inc.	20,629,498
581,423	Templeton Global Income Fund	4,622,313
19,893	The Denali Fund, Inc.	431,877
1,044,196	Tri‐Continental Corp.	21,792,370
83,331	Virtus Global Multi‐Sector Income Fund	1,422,460
412,922	Wells Fargo Advantage Multi‐Sector Income Fund	5,764,391
280,465	Western Asset Emerging Markets Income Fund, Inc.	3,373,994
231,317	Western Asset Global Corporate Defined Opportunity Fund, Inc.	4,207,656
90,597	Western Asset Managed High Income Fund, Inc.	501,001
310,455	Western Asset Worldwide Income Fund, Inc.	3,799,969
715,174	Zweig Total Return Fund, Inc.	9,905,160

TOTAL CLOSED‐END FUNDS (Cost $402,713,340)		452,851,186

EXCHANGE‐TRADED FUNDS ‐ 24.15%
94,701	Guggenheim Russell Top 50® Mega Cap ETF	13,080,102
20,000	iShares® Russell 2000® ETF	2,187,000

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
250,000	iShares® S&P 100® Fund	$22,040,000
209,517	Market Vectors® Gold Miners ETF	4,474,655
467,645	PowerShares® FTSE RAFI Emerging Markets Portfolio	9,465,135
240,668	PowerShares® FTSE RAFI US 1000 Portfolio	21,159,530
278,167	SPDR® S&P 500® ETF Trust	54,804,462
608,753	Vanguard® FTSE Developed Markets ETF	24,197,932
682,375	Vanguard® FTSE Emerging Markets ETF	28,461,861

TOTAL EXCHANGE‐TRADED FUNDS (Cost $163,214,117)		179,870,677

HOLDING & INVESTMENT MANAGEMENT COMPANIES ‐ 0.33%
12,100	Affiliated Managers Group, Inc.	2,424,356

TOTAL HOLDING & INVESTMENT MANAGEMENT COMPANIES (Cost $634,253)		2,424,356

PREFERRED STOCKS ‐ 0.21%
61,158	General American Investors Co., Inc., Series B, 5.950%	1,572,984

TOTAL PREFERRED STOCKS (Cost $1,444,152)		1,572,984

SHORT‐TERM INVESTMENTS ‐ 14.89%
110,923,286	State Street Institutional Trust (7 Day Yield 0.00%)	110,923,286

TOTAL SHORT‐TERM INVESTMENTS (Cost $110,923,286)		110,923,286

TOTAL INVESTMENTS ‐ 100.37% (Cost $678,929,148)		747,642,489
LIABILITIES IN EXCESS OF OTHER ASSETS ‐ (0.37)%		(2,720,879)
NET ASSETS ‐ 100.00%		$744,921,610

(a)	Non-income producing security.

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2014

Common Abbreviations:
ETF - Exchange Traded Fund.
FTSE - Financial Times Stock Exchange.
Ltd. - Limited.
RAFI - Research Affiliates Fundamental Index.
REIT - Real Estate Investment Trust.
S&P – Standard & Poor’s.
SPDR - Standard and Poor's Depositary Receipt.

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
CLOSED‐END FUNDS ‐ 30.55%
1,171,169	Aberdeen Asia‐Pacific Income Fund, Inc.	$6,909,897
333,668	Advent Claymore Convertible Securities and Income Fund II	2,265,606
318,207	Advent/Claymore Enhanced Growth & Income Fund	3,019,784
2,489,106	AllianceBernstein Income Fund, Inc.	18,668,295
840,484	BlackRock Corporate High Yield Fund, Inc.	9,942,926
1,672,446	BlackRock Credit Allocation Income Trust	22,260,256
3,016,220	BlackRock Debt Strategies Fund, Inc.	11,521,960
488,894	BlackRock Multi‐Sector Income Trust	8,672,980
197,370	BlackRock Municipal Target Term Trust	3,921,742
49,311	Blackstone/GSO Senior Floating Rate Term Fund	846,670
423,956	Blackstone/GSO Strategic Credit Fund	7,113,982
96,614	Brookfield High Income Fund, Inc.	905,275
357,311	Brookfield Mortgage Opportunity Income Fund, Inc.	6,070,714
205,534	Deutsche Global High Income Fund, Inc.	1,664,825
455,060	Deutsche High Income Opportunities Fund, Inc.	6,662,078
179,160	Diversified Real Asset Income Fund	3,176,507
175,294	Eaton Vance Limited Duration Income Fund	2,555,787
31,021	Eaton Vance Municipal Bond Fund	388,383
214,591	Eaton Vance Senior Income Trust	1,396,987
138,649	Eaton Vance Short Duration Diversified Income Fund	2,033,981
248,309	Federated Enhanced Treasury Income Fund	3,344,722
279,801	First Trust High Income Long/Short Fund	4,781,799
157,303	First Trust Intermediate Duration Preferred & Income Fund	3,416,621
20,700	Fort Dearborn Income Securities, Inc.	299,529
245,264	Franklin Limited Duration Income Trust	3,036,368
171,446	Global High Income Fund, Inc.	1,656,168
148,336	Invesco Advantage Municipal Income Trust II	1,688,064
33,073	Invesco California Value Municipal Income Trust	403,821
514,636	Invesco Municipal Opportunity Trust	6,448,389
664,717	Invesco Municipal Trust	8,342,198
232,723	Invesco Quality Municipal Income Trust	2,820,603
50,400	Invesco Senior Income Trust	239,400
114,503	Invesco Trust for Investment Grade Municipals	1,501,134
441,021	Legg Mason BW Global Income Opportunities Fund, Inc.	7,462,075
837,644	MFS Charter Income Trust	7,421,526
82,437	MFS InterMarket Income Trust I	688,349
668,428	MFS Multimarket Income Trust	4,291,308
269,079	Morgan Stanley Emerging Markets Debt Fund, Inc.	2,610,066
941,070	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	11,114,037
88,958	Neuberger Berman High Yield Strategies Fund, Inc.	1,148,448
414,875	NexPoint Credit Strategies Fund	4,405,973
210,615	Nuveen Build America Bond Opportunity Fund	4,465,038
237,248	Nuveen California AMT‐Free Municipal Income Fund	3,304,865
54,400	Nuveen California Dividend Advantage Municipal Fund	775,200
1,881,566	Nuveen Credit Strategies Income Fund	16,802,384

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
1,366,318	Nuveen Diversified Currency Opportunities Fund	$14,564,950
509,012	Nuveen Dividend Advantage Municipal Fund	7,044,726
23,372	Nuveen Dividend Advantage Municipal Fund 3	319,495
17,384	Nuveen Dividend Advantage Municipal Income Fund	245,288
258,147	Nuveen Global Income Opportunities Fund	3,190,697
389,031	Nuveen Intermediate Duration Municipal Term Fund	4,851,217
554,555	Nuveen Municipal Advantage Fund, Inc.	7,480,947
387,941	Nuveen Municipal Market Opportunity Fund, Inc.	5,144,098
179,870	Nuveen Municipal Opportunity Fund, Inc.	2,563,148
146,744	Nuveen Performance Plus Municipal Fund, Inc.	2,127,788
46,329	Nuveen Preferred & Income Term Fund	1,061,397
321,806	Nuveen Preferred Income Opportunities Fund	2,960,615
82,350	Nuveen Premier Municipal Income Fund, Inc.	1,107,608
713,276	Nuveen Premium Income Municipal Fund 2, Inc.	9,807,545
424,433	Nuveen Premium Income Municipal Fund, Inc.	5,687,402
125,527	Nuveen Quality Preferred Income Fund III	1,050,661
158,217	Nuveen Select Quality Municipal Fund, Inc.	2,162,826
299,201	Nuveen Senior Income Fund	2,001,655
1,365,575	PIMCO Dynamic Credit Income Fund	30,684,470
124,510	PIMCO Dynamic Income Fund	3,929,536
408,736	PIMCO Income Strategy Fund	4,880,308
1,184,549	PIMCO Income Strategy Fund II	12,473,301
21,630	PIMCO Municipal Income Fund II	251,990
852,839	Putnam Master Intermediate Income Trust	4,289,780
152,500	Putnam Municipal Opportunities Trust	1,784,250
2,258,809	Putnam Premier Income Trust	12,378,273
513,307	Strategic Global Income Fund, Inc.	4,532,501
34,016	Templeton Emerging Markets Income Fund	432,684
1,559,216	Templeton Global Income Fund	12,395,767
287,415	The GDL Fund	3,030,877
276,872	The New America High Income Fund, Inc.	2,605,366
229,691	Virtus Global Multi‐Sector Income Fund	3,920,825
288,801	Wells Fargo Advantage Multi‐Sector Income Fund	4,031,662
150,752	Western Asset Emerging Markets Debt Fund, Inc.	2,579,367
456,030	Western Asset Emerging Markets Income Fund, Inc.	5,486,041
144,034	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,619,978
350,799	Western Asset High Yield Defined Opportunity Fund, Inc.	5,826,771
147,102	Western Asset Managed High Income Fund, Inc.	813,474
67,584	Western Asset Worldwide Income Fund, Inc.	827,228
540,457	Western Asset/Claymore Inflation‐Linked Opportunities & Income Fund	6,263,897

TOTAL CLOSED‐END FUNDS (Cost $421,311,622)		421,877,129

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
PREFERRED STOCKS - 1.44%
80,225	Apollo Commercial Real Estate Finance, Inc., Series A, 8.625%	$2,082,641
136,092	Kayne Anderson MLP Investment Co., Series F, 3.500%	3,392,774
331,835	Kayne Anderson MLP Investment Co., Series E, 4.250%	8,355,605
76,371	The GDL Fund, Series B, 3.000%(a)	3,873,537
212,850	Tortoise Energy InfraStructure Corp., Series C, 3.950%	2,181,713

TOTAL PREFERRED STOCKS (Cost $19,854,695)		19,886,270

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY SENIOR NOTES - 1.65%
322,476	Fifth Street Finance Corp.	6.13%	04/30/2028	7,852,290
275,146	Main Street Capital Corp.	6.13%	04/01/2023	6,853,887
187,096	Medley Capital Corp.	6.13%	03/30/2023	4,552,046
62,565	MVC Capital, Inc.	7.25%	01/15/2023	1,565,376
77,538	PennantPark Investment Corp.	6.25%	02/01/2025	1,940,001

TOTAL BUSINESS DEVELOPMENT COMPANY SENIOR NOTES (Cost $23,077,669)				22,763,600

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 3.31%
Australia - 0.06%
$730,000	Australia & New Zealand Banking Group Ltd.(b)	4.88%	01/12/2021	818,212
Austria - 0.06%
200,000	ESAL GmbH(b)	6.25%	02/05/2023	195,000
600,000	ESAL GmbH(c)	6.25%	02/05/2023	585,000
				780,000
Barbados - 0.05%
400,000	Columbus International, Inc.(b)	7.38%	03/30/2021	417,500
200,000	Columbus International, Inc.(c)	7.38%	03/30/2021	208,750
				626,250
Bermuda - 0.06%
600,000	Digicel Group Ltd.(b)	7.13%	04/01/2022	600,300
200,000	Digicel Group Ltd.(c)	7.13%	04/01/2022	200,100
				800,400
Brazil - 0.10%
1,500,000	OAS Finance Ltd.(a)(b)(d)	8.88%	Perpetual Maturity	1,398,750

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
British Virgin Islands - 0.03%
$400,000	Magnesita Finance	8.63%	Perpetual Maturity	$400,000
Canada - 0.10%
820,000	Bank of Montreal	1.40%	09/11/2017	818,444
200,000	Seven Generations Energy Ltd.(b)	8.25%	05/15/2020	217,000
380,000	TransCanada PipeLines Ltd.	4.63%	03/01/2034	391,112
				1,426,556
Cayman Islands - 0.44%
300,000	AES Andres Dominicana Ltd.(b)	9.50%	11/12/2020	322,125
1,000,000	AES Andres Dominicana Ltd.(c)	9.50%	11/12/2020	1,073,750
500,000	Agromercantil Senior Trust(b)	6.25%	04/10/2019	520,625
300,000	Agromercantil Senior Trust(c)	6.25%	04/10/2019	312,375
150,000	Bantrab Senior Trust(c)	9.00%	11/14/2020	159,188
400,000	Cementos Progreso Trust(b)	7.13%	11/06/2023	430,000
200,000	Cementos Progreso Trust(c)	7.13%	11/06/2023	215,000
300,000	Comcel Trust(b)	6.88%	02/06/2024	317,250
500,000	Grupo Aval Ltd.(c)	4.75%	09/26/2022	496,250
1,000,000	InduStrial Senior Trust(b)	5.50%	11/01/2022	992,500
500,000	InduStrial Senior Trust(c)	5.50%	11/01/2022	496,250
810,000	Seagate HDD Cayman(b)	4.75%	01/01/2025	810,000
				6,145,313
Chile - 0.10%
800,000	CorpGroup Banking SA(b)	6.75%	03/15/2023	802,781
400,000	ENTEL Chile SA(b)	4.75%	08/01/2026	400,956
200,000	GNL Quintero SA(b)	4.63%	07/31/2029	199,878
				1,403,615
Colombia - 0.17%
200,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd.(c)	8.38%	05/10/2020	214,500
500,000	Banco Davivienda SA(c)	5.88%	07/09/2022	506,250
250,000	Banco GNB Sudameris SA(c)	7.50%	07/30/2022	272,500
300,000	Ecopetrol SA	4.13%	01/16/2025	291,000
600,000	Pacific Rubiales Energy Corp.(b)	5.13%	03/28/2023	576,180
100,000	Pacific Rubiales Energy Corp.(b)	5.63%	01/19/2025	96,345
400,000	Pacific Rubiales Energy Corp.(c)	5.13%	03/28/2023	384,120
				2,340,895
Costa Rica - 0.11%
200,000	Banco Nacional de Costa Rica(c)	6.25%	11/01/2023	201,500
600,000	Instit Costa de Electric(b)	6.95%	11/10/2021	639,000
600,000	Instit Costa de Electric(c)	6.95%	11/10/2021	639,000
				1,479,500

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
Curacao - 0.08%
$500,000	SUAM Finance BV(b)	4.88%	04/17/2024	$510,000
200,000	SUAM Finance BV(c)	4.88%	04/17/2024	204,000
425,000	Teva Pharmaceutical Finance Co. BV	2.95%	12/18/2022	405,821
				1,119,821
Dominican Repubiic - 0.01%
200,000	Aeropuertos Dominicanos Siglo XXI SA(c)(e)	9.25%	11/13/2019	195,000
European Union - 0.06%
848,000	Corp. Andina de Fomento	3.75%	01/15/2016	878,190
France - 0.03%
390,000	Orange SA	2.75%	09/14/2016	401,887
Great Britain - 0.21%
88,000	BP Capital Markets PLC	4.75%	03/10/2019	97,040
325,000	BP Capital Markets PLC	2.50%	11/06/2022	306,017
738,000	British Telecommunications PLC	5.95%	01/15/2018	833,713
245,000	Diageo Capital PLC	1.50%	05/11/2017	246,400
1,000,000	Vedanta Resources PLC(b)	7.13%	05/31/2023	1,028,750
300,000	Vedanta Resources PLC(c)	8.25%	06/07/2021	332,063
				2,843,983
Guatemaia - 0.03%
400,000	Comcel Trust(c)	6.88%	02/06/2024	423,000
India - 0.04%
500,000	Reliance InduStries Ltd.(c)(d)	5.88%	Perpetual Maturity	491,875
Israel - 0.03%
300,000	B Communications Ltd.(b)	7.38%	02/15/2021	320,625
160,000	Delek & Avner Tamar Bond Ltd.(b)	5.41%	12/30/2025	163,525
				484,150
Luxembourg - 0.28%
410,000	Actavis Funding SCS(b)	4.85%	06/15/2044	386,660
525,000	Covidien International Finance SA	2.95%	06/15/2023	508,123
200,000	Gol LuxCo SA(b)	8.88%	01/24/2022	197,100
230,000	Intelsat Jackson Holdings SA	5.50%	08/01/2023	220,513
300,000	Klabin Finance SA(b)	5.25%	07/16/2024	294,090
600,000	Millicom International Cellular SA(c)	4.75%	05/22/2020	574,500
550,000	Millicom International Cellular SA(c)	6.63%	10/15/2021	573,375
200,000	Minerva Luxembourg SA(b)	7.75%	01/31/2023	204,100
650,000	Minerva Luxembourg SA(a)(b)(d)	8.75%	Perpetual Maturity	664,625
200,000	Minerva Luxembourg SA(c)	7.75%	01/31/2023	204,100
				3,827,186

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
Marshall Islands - 0.05%
$274,223	Nakilat, Inc.(c)	6.27%	12/31/2033	$311,244
300,000	Nakilat, Inc.(c)	6.07%	12/31/2033	341,625
				652,869
Mexico - 0.49%
300,000	Banco Inbursa SA Institucion de Banca Multiple(b)	4.13%	06/06/2024	291,000
600,000	Cemex SAB de CV(b)	5.70%	01/11/2025	579,600
400,000	Credito Real SAB de CV(b)	7.50%	03/13/2019	429,000
750,000	Fermaca Enterprises S de RL de CV(b)	6.38%	03/30/2038	789,375
200,000	Grupo Cementos de Chihuahua SAB de CV(c)	8.13%	02/08/2020	217,000
600,000	Grupo Idesa SA de CV(b)	7.88%	12/18/2020	642,000
300,000	Grupo KUO SAB de CV(c)	6.25%	12/04/2022	308,385
150,000	Metalsa SA de CV(c)	4.90%	04/24/2023	146,250
800,000	Mexichem SAB de CV(c)	6.75%	09/19/2042	858,400
1,000,000	Mexico Generadora de Energia S de rl(c)	5.50%	12/06/2032	1,002,500
685,000	Petroleos Mexicanos	6.63%	06/15/2035	798,368
400,000	TV Azteca SAB de CV(c)	7.63%	09/18/2020	427,000
250,000	Unifin Financiera SAPI de CV SOFOM ENR(b)	6.25%	07/22/2019	244,375
				6,733,253
Morocco - 0.01%
200,000	OCP SA(b)	5.63%	04/25/2024	208,540
Netherlands - 0.16%
250,000	Ajecorp BV(c)	6.50%	05/14/2022	228,875
300,000	CIMPOR Financial Operations BV(b)	5.75%	07/17/2024	291,000
572,000	Koninklijke KPN NV	8.38%	10/01/2030	791,087
700,000	Marfrig Holding Europe BV(b)	6.88%	06/24/2019	682,850
200,000	VTR Finance BV(c)	6.88%	01/15/2024	207,500
				2,201,312
Norway - 0.04%
600,000	Corp. Pesquera Inca SAC(c)	9.00%	02/10/2017	594,000
Panama - 0.07%
200,000	Aeropuerto Internacional de Tocumen SA	5.75%	10/09/2023	205,800
400,000	AES El Salvador Trust II(c)	6.75%	03/28/2023	387,832
400,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd.(b)	8.38%	05/10/2020	429,000
				1,022,632
Paraguay - 0.08%
150,000	Banco Regional SAECA(b)	8.13%	01/24/2019	165,000
450,000	Banco Regional SAECA(c)	8.13%	01/24/2019	495,000

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$400,000	Telefonica Celular del Paraguay SA(c)	6.75%	12/13/2022	$416,200
				1,076,200
Peru - 0.30%
600,000	Abengoa Transmision Sur SA(b)	6.88%	04/30/2043	669,000
200,000	Abengoa Transmision Sur SA(c)	6.88%	04/30/2043	223,000
250,000	Banco de Credito del Peru(a)(b)	6.13%	04/24/2027	268,125
200,000	Banco Internacional del Peru SAA(a)(b)	5.99%	03/19/2029	218,000
400,000	Banco Internacional del Peru SAA(a)(c)	8.50%	04/23/2070	454,600
180,000	Camposol SA(b)	9.88%	02/02/2017	189,900
400,000	Corp. Azucarera del Peru SA(c)	6.38%	08/02/2022	370,000
200,000	Corp. Financiera de Desarrollo SA(a)(b)	5.25%	07/15/2029	203,250
100,000	Corp. Pesquera Inca SAC(b)	9.00%	02/10/2017	99,000
100,000	InRetail Shopping Malls(b)	6.50%	07/09/2021	104,750
200,000	InRetail Shopping Malls(c)	6.50%	07/09/2021	209,500
200,000	MaeStro Peru SA(c)	6.75%	09/26/2019	217,190
500,000	Pesquera Exalmar SAA(b)	7.38%	01/31/2020	461,250
500,000	Pesquera Exalmar SAA(c)	7.38%	01/31/2020	461,250
				4,148,815
South Korea - 0.06%
235,000	The Korea Development Bank	4.38%	08/10/2015	242,384
550,000	The Korea Development Bank	3.25%	03/09/2016	567,022
				809,406

TOTAL FOREIGN CORPORATE BONDS (Cost $45,240,519)				45,731,610

U.S. CORPORATE BONDS - 3.05%
Aerospace/Defense - 0.07%
281,000	The Boeing Co.	6.88%	03/15/2039	396,320
215,000	TransDigm, Inc.(b)	6.00%	07/15/2022	212,581
300,000	United Technologies Corp.	3.10%	06/01/2022	300,416
				909,317
Agriculture - 0.06%
890,000	Altria Group, Inc.	2.85%	08/09/2022	854,171
Airlines - 0.04%
490,000	Southwest Airlines Co.	5.13%	03/01/2017	529,205
Auto Manufacturers - 0.06%
615,000	Ford Motor Co.	7.45%	07/16/2031	814,144
Auto Parts & Equipment - 0.05%
120,000	American Axle & Manufacturing, Inc.	6.63%	10/15/2022	126,900
370,000	Delphi Corp.	4.15%	03/15/2024	378,273

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$205,000	The Goodyear Tire & Rubber Co.	7.00%	05/15/2022	$220,631
				725,804
Banks - 0.32%
610,000	Bank of America Corp.	2.00%	01/11/2018	607,921
405,000	BB&T Corp.	2.25%	02/01/2019	405,947
610,000	Citigroup, Inc.	1.75%	05/01/2018	602,094
810,000	JPMorgan Chase & Co.	3.63%	05/13/2024	809,705
395,000	Morgan Stanley	3.75%	02/25/2023	395,294
60,000	PNC Funding Corp.	4.38%	08/11/2020	65,511
340,000	PNC Funding Corp.	3.30%	03/08/2022	342,449
345,000	The Goldman Sachs Group, Inc.	5.75%	01/24/2022	393,006
415,000	Wells Fargo & Co.	4.60%	04/01/2021	455,480
335,000	Wells Fargo & Co.	3.50%	03/08/2022	342,839
				4,420,246
Beverages - 0.03%
400,000	The Coca-Cola Co.	1.80%	09/01/2016	408,594
Biotechnology - 0.04%
585,000	Gilead Sciences, Inc.	3.70%	04/01/2024	597,012
Building Materials - 0.03%
200,000	Cemex Finance LLC(c)	6.00%	04/01/2024	199,940
205,000	Louisiana-Pacific Corp.	7.50%	06/01/2020	219,350
				419,290
Chemicals - 0.11%
135,000	Ashland, Inc.	4.75%	08/15/2022	132,300
400,000	Braskem America Finance Co.(c)	7.13%	07/22/2041	398,000
395,000	Ecolab, Inc.	3.00%	12/08/2016	410,239
210,000	Hexion US Finance Corp.	6.63%	04/15/2020	212,100
415,000	The Dow Chemical Co.	3.00%	11/15/2022	400,462
				1,553,101
Commercial Services - 0.07%
	Avis Budget Car Rental LLC / Avis
215,000	Budget Finance, Inc.	5.50%	04/01/2023	214,462
195,000	RR Donnelley & Sons Co. Safway Group Holding LLC / Safway	7.88%	03/15/2021	214,987
210,000	Finance Corp.(b)	7.00%	05/15/2018	214,725
130,000	Service Corp. International	5.38%	01/15/2022	131,950
205,000	United Rentals North America, Inc.	7.63%	04/15/2022	224,988
				1,001,112
Cosmetics/Personal Care - 0.02%
220,000	Revlon Consumer Products Corp.	5.75%	02/15/2021	216,700
Distribution/Wholesale - 0.04%
330,000	Arrow Electronics, Inc.	3.38%	11/01/2015	338,571
205,000	HD Supply, Inc.	7.50%	07/15/2020	213,713
				552,284

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
Diversified Financial Services - 0.27%
$535,000	American Express Credit Corp.	2.13%	03/18/2019	$533,484
275,000	American Express Credit Corp.	2.25%	08/15/2019	273,201
785,000	General Electric Capital Corp.	2.90%	01/09/2017	815,801
520,000	General Motors Financial Co., Inc. Icahn Enterprises LP / Icahn Enterprises	3.00%	09/25/2017	525,850
215,000	Finance Corp. National Rural Utilities Cooperative	4.88%	03/15/2019	213,388
754,000	Finance Corp.	10.38%	11/01/2018	993,906
400,000	Synchrony Financial	3.00%	08/15/2019	401,450
				3,757,080
Electric - 0.11%
462,000	Berkshire Hathaway Energy Co.	6.50%	09/15/2037	599,353
390,000	Duke Energy Corp.	3.55%	09/15/2021	404,870
510,000	Southern Power Co.	4.88%	07/15/2015	527,612
				1,531,835
Entertainment - 0.03%
200,000	Cinemark USA, Inc.	7.38%	06/15/2021	215,000
220,000	Regal Entertainment Group	5.75%	03/15/2022	221,650
				436,650
Environmental Control - 0.04%
485,000	Waste Management, Inc.	6.13%	11/30/2039	602,159
Food - 0.18%
90,000	HJ Heinz Co.	4.25%	10/15/2020	89,662
305,000	Kellogg Co.	7.45%	04/01/2031	401,180
215,000	Post Holdings, Inc.	7.38%	02/15/2022	213,388
130,000	Smithfield Foods, Inc.(b)	5.88%	08/01/2021	131,950
160,000	Sysco Corp.	1.45%	10/02/2017	160,346
600,000	The Kroger Co.	3.40%	04/15/2022	602,740
850,000	Tyson Foods, Inc.	3.95%	08/15/2024	853,425
				2,452,691
Hand/Machine Tools - 0.02%
210,000	Milacron LLC / Mcron Finance Corp.(b)	7.75%	02/15/2021	222,075
Healthcare-Products - 0.07%
215,000	Alere, Inc.	6.50%	06/15/2020	215,537
595,000	Becton Dickinson and Co.	3.13%	11/08/2021	610,093
85,000	Biomet, Inc.	6.50%	08/01/2020	90,313
				915,943
Healthcare-Services - 0.05%
130,000	LifePoint Hospitals, Inc.	5.50%	12/01/2021	132,275
210,000	Select Medical Corp.	6.38%	06/01/2021	211,050
398,000	WellPoint, Inc.	2.30%	07/15/2018	399,460
				742,785

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Home Builders - 0.01%
$175,000	WCI Communities, Inc.	6.88%	08/15/2021	$176,312
35,000	WCI Communities, Inc.(b)	6.88%	08/15/2021	35,263
				211,575
Household Products - 0.03%
	Reynolds Group Issuer, Inc. / Reynolds
210,000	Group Issuer LLC	9.00%	04/15/2019	219,712
155,000	Spectrum Brands, Inc.	6.63%	11/15/2022	163,525
				383,237
Insurance - 0.10%
505,000	Liberty Mutual Group, Inc.(b)	6.50%	05/01/2042	619,924
100,000	MetLife, Inc.	6.38%	06/15/2034	128,484
275,000	MetLife, Inc.	5.88%	02/06/2041	324,478
361,000	MetLife, Inc.	4.13%	08/13/2042	343,231
				1,416,117
Internet - 0.01%
120,000	Equinix, Inc.	7.00%	07/15/2021	129,000
Iron/Steel - 0.07%
595,000	Glencore Funding LLC(b) Signode InduStrial Group Lux	3.13%	04/29/2019	596,636
	SA/Signode InduStrial Group US,
220,000	Inc.(b)	6.38%	05/01/2022	211,750
135,000	Steel Dynamics, Inc.(b)	5.13%	10/01/2021	137,025
				945,411
Leisure Time - 0.02%
85,000	NCL Corp. Ltd.	5.00%	02/15/2018	86,275
195,000	Viking Cruises Ltd.(b)	8.50%	10/15/2022	213,037
				299,312
Lodging - 0.04%
200,000	MGM Resorts International	6.63%	12/15/2021	212,000
315,000	Wynn Las Vegas LLC	7.75%	08/15/2020	335,869
				547,869
Machinery-Construction & Mining - 0.01%
125,000	Terex Corp.	6.00%	05/15/2021	130,625
Machinery-Diversified - 0.01%
120,000	The Manitowoc Co., Inc.	8.50%	11/01/2020	129,600
Media - 0.15%
610,000	21st Century Fox America, Inc.(b) CCO Holdings LLC / CCO Holdings	4.75%	09/15/2044	614,904
220,000	Capital Corp.	5.25%	09/30/2022	216,150
400,000	Comcast Corp. DIRECTV Holdings LLC / DIRECTV	4.20%	08/15/2034	397,892
380,000	Financing Co., Inc.	4.45%	04/01/2024	397,090
225,000	Gannett Co., Inc.(b)	4.88%	09/15/2021	218,250

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
$205,000	Gray Television, Inc.	7.50%	10/01/2020	$210,638
				2,054,924
Mining - 0.10%
375,000	Freeport-McMoRan, Inc.	3.10%	03/15/2020	372,615
200,000	Southern Copper Corp.	6.75%	04/16/2040	224,336
850,000	Southern Copper Corp.	5.25%	11/08/2042	806,752
				1,403,703
Miscellaneous Manufacturing - 0.04%
225,000	Gates Global LLC / Gates Global Co.(b)	6.00%	07/15/2022	212,625
340,000	Illinois Tool Works, Inc.	3.38%	09/15/2021	353,709
				566,334
Office/Business Equipment - 0.05%
225,000	CDW LLC / CDW Finance Corp.	6.00%	08/15/2022	234,562
400,000	Xerox Corp.	2.95%	03/15/2017	414,280
				648,842
Oil & Gas - 0.27%
185,000	Athlon Holdings LP / Athlon Finance Corp.	7.38%	04/15/2021	202,112
310,000	ConocoPhillips	6.50%	02/01/2039	407,215
700,000	Devon Energy Corp.	6.30%	01/15/2019	810,528
215,000	Energy XXI Gulf Coast, Inc.	7.50%	12/15/2021	211,775
317,000	Halliburton Co.	6.15%	09/15/2019	373,461
135,000	Hilcorp Energy I LP / Hilcorp Finance Co.(b)	5.00%	12/01/2024	130,106
230,000	Memorial Production Partners LP / Memorial Production Finance Corp.(b)	6.88%	08/01/2022	220,800
120,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	127,200
345,000	Phillips 66	5.88%	05/01/2042	410,340
322,000	Plains Exploration & Production Co.	6.50%	11/15/2020	353,434
215,000	Sanchez Energy Corp.(b)	6.13%	01/15/2023	213,689
215,000	Ultra Petroleum Corp.(b)	5.75%	12/15/2018	217,150
				3,677,810
Packaging & Containers - 0.03%
225,000	Berry Plastics Corp.	5.50%	05/15/2022	216,844
210,000	Plastipak Holdings, Inc.(b)	6.50%	10/01/2021	214,200
				431,044
Pipelines - 0.08%
235,000	Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.	4.75%	11/15/2021	220,019
265,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	310,076
25,000	Kinder Morgan Energy Partners LP	6.50%	09/01/2039	27,968
355,000	ONEOK Partners LP	6.13%	02/01/2041	405,164
130,000	Southern Star Central Corp.(b)	5.13%	07/15/2022	129,675
				1,092,902

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
REITS - 0.09%
$385,000	Boston Properties LP	4.13%	05/15/2021	$408,808
415,000	ERP Operating LP	4.50%	07/01/2044	410,324
45,000	MPT Operating Partnership LP / MPT Finance Corp.	6.38%	02/15/2022	48,263
345,000	Simon Property Group LP	5.65%	02/01/2020	397,625
				1,265,020
Retail - 0.04%
460,000	Macy's Retail Holdings, Inc.	2.88%	02/15/2023	439,965
125,000	Sally Holdings LLC / Sally Capital, Inc.	5.75%	06/01/2022	128,125
				568,090
Software - 0.07%
125,000	Activision Blizzard, Inc.(b)	5.63%	09/15/2021	130,312
800,000	Oracle Corp.	2.38%	01/15/2019	811,530
				941,842
Telecommunications - 0.06%
90,000	CommScope, Inc.(b)	5.00%	06/15/2021	88,650
190,000	Frontier Communications Corp.	8.50%	04/15/2020	211,850
125,000	SBA Communications Corp.	5.63%	10/01/2019	127,500
408,000	Verizon Communications, Inc.(b)	2.63%	02/21/2020	403,483
				831,483
Toys/Games/Hobbies - 0.03%
395,000	Mattel, Inc.	2.50%	11/01/2016	405,573
Transportation - 0.03%
400,000	Burlington Northern Santa Fe LLC	4.55%	09/01/2044	401,332

TOTAL U.S. CORPORATE BONDS (Cost $42,202,467)				42,143,843

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.06%
200,000	Costa Rica Government International Bond(b)	7.00%	04/04/2044	201,500
580,000	Mexico Government International Bond	4.00%	10/02/2023	600,155

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (Cost $783,964)				801,655

COLLATERALIZED LOAN OBLIGATIONS - 0.93%
500,000	Adams Mill CLO Ltd. Series 2014-1A(a)(b)	3.70%	07/15/2026	473,695

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$250,000	Series 2014-1A(a)(b)	5.20%	07/15/2026	$227,723
	Apidos CLO XVIII
500,000	Series 2014-18A(a)(b)	3.88%	07/22/2026	479,602
250,000	Series 2014-18A(a)(b)	5.43%	07/22/2026	230,772
	ARES CLO Ltd.
500,000	Series 2012-2A(a)(b)	4.93%	10/12/2023	501,241
	Avery Point II CLO Ltd.
250,000	Series 2013-2A(a)(b)	2.98%	07/17/2025	244,323
500,000	Series 2013-2A(a)(b)	3.68%	07/17/2025	477,478
	Birchwood Park CLO Ltd.
250,000	Series 2014-1A(a)(b)	6.63%	07/15/2026	250,000
250,000	Series 2014-1A(a)(b)	3.38%	07/15/2026	249,175
250,000	Series 2014-1A(a)(b)	1.43%	07/15/2026	248,375
	BlueMountain CLO Ltd.
500,000	Series 2012-1A(a)(b)	5.73%	07/20/2023	484,090
	Brookside Mill CLO Ltd.
250,000	Series 2013-1A(a)(b)	2.93%	04/17/2025	245,046
500,000	Series 2013-1A(a)(b)	3.28%	04/17/2025	464,067
500,000	Series 2013-1A(a)(b)	4.63%	04/17/2025	446,742
	Carlyle Global Market Strategies CLO Ltd.
250,000	Series 2014-3A(a)(b)	3.38%	07/27/2026	250,000
500,000	Series 2014-3A(a)(b)	4.43%	07/27/2026	498,825
	Emerson Park CLO Ltd.
250,000	Series 2013-1A(a)(b)	2.98%	07/15/2025	246,991
	Flatiron CLO Ltd.
250,000	Series 2014-1A(a)(b)	3.08%	07/17/2026	246,742
250,000	Series 2014-1A(a)(b)	3.53%	07/17/2026	236,026
	Galaxy XV CLO Ltd.
500,000	Series 2013-15A(a)(b)	3.63%	04/15/2025	477,830
	GoldenTree Loan Opportunities IV Ltd.
250,000	Series 2007-4A(a)(b)	4.48%	08/18/2022	248,102
	Halcyon Loan Advisors Funding Ltd.
250,000	Series 2013-2A(a)(b)	2.94%	08/01/2025	242,479
250,000	Series 2014-1A(a)(b)	3.28%	04/18/2026	247,880
	ING IM CLO Ltd.
250,000	Series 2013-3A(a)(b)	2.94%	01/18/2026	244,859
	LCM XIV LP
500,000	Series 2013-14A(a)(b)	3.73%	07/15/2025	478,433
	LCM XV LP
250,000	Series 2014-15A(a)(b)	3.33%	08/25/2024	250,037
	Madison Park Funding XIII Ltd.
250,000	Series 2014-13A(a)(b)	3.58%	01/19/2025	238,172

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
	Madison Park Funding XIV Ltd.
$250,000	Series 2014-14A(a)(b)	3.83%	07/20/2026	$239,890
250,000	Series 2014-14A(a)(b)	4.98%	07/20/2026	226,874
	Magnetite CLO Ltd.
500,000	Series 2012-7A(a)(b)	5.48%	01/15/2025	480,493
	Nomad CLO Ltd.
250,000	Series 2013-1A(a)(b)	3.18%	01/15/2025	244,946
250,000	Series 2013-1A(a)(b)	3.73%	01/15/2025	238,514
	Octagon Investment Partners XVI Ltd.
500,000	Series 2013-1A(a)(b)	3.58%	07/17/2025	475,641
500,000	Series 2013-1A(a)(b)	4.73%	07/17/2025	450,896
	OHA Intrepid Leveraged Loan Fund Ltd.
500,000	Series 2013-1AR(a)(b)	3.28%	04/20/2021	500,420
	Venture X CLO Ltd.
500,000	Series 2012-10A(a)(b)	4.43%	07/20/2022	494,812
	WhiteHorse III Ltd. Corp.
500,000	Series 2006-1A(a)(b)	2.09%	05/01/2018	497,967
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $12,849,823)				12,779,158

CONTINGENT CONVERTIBLE SECURITIES - 0.05%
700,000	Banco do Brasil SA(a)(b)(d)	9.00%	Perpetual Maturity	682,290

TOTAL CONTINGENT CONVERTIBLE SECURITIES (Cost $700,000)				682,290

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 23.51%
	Adjustable Rate Mortgage Trust
2,508,737	Series 2005-1(a)	2.78%	05/25/2035	2,457,448
2,050,097	Series 2005-7(a)	3.03%	10/25/2035	1,842,599
	Alternative Loan Trust
738,789	Series 2005-20CB	5.50%	07/25/2035	689,049
301,278	Series 2005-54CB	5.50%	11/25/2035	284,319
1,000,000	Series 2005-6CB	5.50%	04/25/2035	1,007,928
601,620	Series 2005-85CB(a)	21.07%	02/25/2036	769,425
2,848,790	Series 2005-85CB(a)	1.26%	02/25/2036	2,402,080
730,956	Series 2005-86CB	5.50%	02/25/2036	656,214
1,457,971	Series 2005-9CB(a)	4.90%	05/25/2035	187,028
820,929	Series 2005-9CB(a)	0.66%	05/25/2035	671,685
566,086	Series 2006-12CB(a)	5.75%	05/25/2036	466,395

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014 (Unaudited)
Principal Amount/Description		Rate	Maturity	Value
$2,594,112	Series 2006-15CB	6.50%	06/25/2036	$2,105,325
345,817	Series 2006-30T1	6.25%	11/25/2036	329,016
288,154	Series 2006-32CB	5.50%	11/25/2036	257,368
547,508	Series 2006-36T2(a)	27.35%	12/25/2036	748,719
2,065,217	Series 2007-19	6.00%	08/25/2037	1,744,276
7,118,819	Series 2007-20	6.25%	08/25/2047	6,276,407
2,279,300	Series 2007-23CB(a)	6.35%	09/25/2037	537,685
2,387,118	Series 2007-23CB(a)	0.66%	09/25/2037	1,691,634
	American Home Mortgage Investment Trust
224,003	Series 2007-A(b)(e)	6.10%	01/25/2037	123,781
	BAMLL Commercial Mortgage Securities Trust
400,000	Series 2014-IP(a)(b)	2.81%	06/15/2028	394,996
	Banc of America Alternative Loan Trust
125,153	Series 2005-6	6.00%	07/25/2035	118,272
220,739	Series 2005-6	5.50%	07/25/2035	208,597
	Banc of America Commercial Mortgage Trust
500,000	Series 2007-5(a)	5.77%	10/10/2017	536,218
	Banc of America Funding Corp.
827,311	Series 2006-2	5.50%	03/25/2036	845,558
2,348,790	Series 2006-A(a)	2.74%	02/20/2036	1,989,289
1,353,088	Series 2008-R2(b)	6.00%	09/25/2037	1,416,132
	BCAP LLC Trust
285,602	Series 2007-AA2(a)	7.50%	04/25/2037	266,331
185,304	Series 2007-AA2	6.00%	04/25/2037	161,367
356,299	Series 2010-RR6(a)(b)	5.56%	11/26/2014	357,014
	Bear Stearns ALT-A Trust
2,562,923	Series 2004-11(a)	2.72%	11/25/2034	2,316,849
2,536,348	Series 2005-3(a)	2.74%	04/25/2035	2,008,630
2,515,168	Series 2006-6(a)	4.40%	11/25/2036	1,956,039
	Bear Stearns Asset-Backed Securities Trust
741,724	Series 2005-HE3(a)	1.18%	03/25/2035	736,937
3,771,085	Series 2006-AC1(e)	5.75%	02/25/2036	3,230,028
	Bear Stearns Commercial Mortgage Securities
500,000	Series 2006-PW13(a)	5.61%	08/11/2016	518,237
	Chase Mortgage Finance Trust
946,811	Series 2007-S3	5.50%	05/25/2037	910,227
	Citicorp Mortgage Securities Trust
1,583,367	Series 2007-1	6.00%	01/25/2037	1,624,509
738,950	Series 2007-2	5.50%	02/25/2037	739,028

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
	Citigroup Mortgage Loan Trust, Inc.
$1,440,174	Series 2006-WF1(e)	5.51%	03/25/2036	$1,081,496
2,022,430	Series 2007-OPX1(e)	6.33%	01/25/2037	1,256,281
2,000,000	Series 2008-AR4(a)(b)	2.73%	11/25/2038	1,829,274
1,400,000	Series 2008-AR4(a)(b)	2.73%	11/25/2038	1,348,578
1,373,344	Series 2010-8(a)(b)	8.00%	11/25/2036	1,213,503
4,089,456	Series 2010-8(a)(b)	7.49%	12/25/2036	3,502,302
	Citigroup/Deutsche Bank Commercial Mortgage Trust
500,000	Series 2007-CD4(a)	5.37%	12/11/2049	525,126
24,644,893	Series 2007-CD5(a)(b)	0.30%	11/15/2044	6,211
	CitiMortgage Alternative Loan Trust
1,401,057	Series 2007-A1	6.00%	01/25/2037	1,173,316
275,972	Series 2007-A1(a)	5.25%	01/25/2037	38,435
488,266	Series 2007-A3(a)	5.25%	03/25/2037	77,811
212,168	Series 2007-A3(a)	6.00%	03/25/2037	188,340
1,730,813	Series 2007-A4	5.75%	04/25/2037	1,508,871
1,481,524	Series 2007-A6	5.50%	06/25/2037	1,216,390
	COBALT CMBS Commercial Mortgage Trust
500,000	Series 2007-C2(a)	5.57%	04/15/2047	510,831
	Commercial Mortgage Pass-Through Certificates
925,323	Series 2010-C1(a)(b)	2.46%	07/10/2046	23,980
500,000	Series 2014-CR15(a)(b)	4.92%	02/10/2047	480,249
500,000	Series 2014-CR19(a)	4.78%	08/10/2047	511,191
5,797,416	Series 2014-UBS4(b)	3.75%	08/10/2047	1,637,770
11,000	Series 2014-UBS4(a)(b)(f)	0.00%	08/10/2047	0
2,705,400	Series 2014-UBS4(b)	3.75%	08/10/2047	1,885,934
3,091,920	Series 2014-UBS4(b)	3.75%	08/10/2047	1,489,378
	Commercial Mortgage Trust
500,000	Series 2007-GG11(a)	6.26%	12/10/2049	522,805
400,000	Series 2007-GG9	5.48%	03/10/2039	427,020
	Countrywide Asset-Backed Certificates
2,500,000	Series 2005-12(e)	5.56%	02/25/2036	2,530,140
	Countrywide Home Loan Mortgage Pass-Through Trust
278,484	Series 2005-J4	5.50%	11/25/2035	281,430
5,882,415	Series 2006-18	6.00%	12/25/2036	5,508,576
848,465	Series 2007-17	6.00%	10/25/2037	816,934
863,931	Series 2007-3	6.00%	04/25/2037	802,502
1,155,481	Series 2007-7	5.75%	06/25/2037	1,076,365

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
	Credit Suisse First Boston Mortgage Securities Corp.
$173,779	Series 1998-C2(a)(b)	6.75%	11/15/2030	$179,482
156,259	Series 2005-10	5.50%	11/25/2035	138,326
137,851	Series 2005-8	5.50%	08/25/2025	132,990
8,922,002	Series 2005-9	6.00%	10/25/2035	6,726,770
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(e)	5.70%	09/25/2036	3,213,524
201,800	Series 2007-1(a)	5.90%	05/25/2037	121,085
	CSMC Mortgage-Backed Trust
365,102	Series 2006-1	6.00%	02/25/2036	279,606
200,168	Series 2006-4	5.50%	05/25/2021	191,036
1,368,594	Series 2006-5	6.25%	06/25/2036	840,900
163,981	Series 2006-9	6.00%	11/25/2036	160,377
5,019,576	Series 2007-1	6.00%	02/25/2037	4,552,143
40,863	Series 2007-2	5.00%	03/25/2037	40,533
739,679	Series 2007-3(a)	5.84%	04/25/2037	411,737
110,002	Series 2007-4	6.00%	06/25/2037	100,232
500,000	Series 2007-C4(a)	6.10%	09/15/2039	543,032
2,601,516	Series 2010-7R(a)(b)	6.52%	04/26/2037	2,501,745
	Del Coronado Trust
500,000	Series 2013-HDC D(a)(b)	2.10%	03/15/2018	498,979
500,000	Series 2013-HDC E(a)(b)	2.80%	03/15/2018	497,546
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
711,420	Series 2005-6(a)	4.93%	12/25/2035	119,214
315,567	Series 2005-6(a)	1.56%	12/25/2035	241,164
3,668,237	Series 2007-1(a)	0.30%	08/25/2037	3,126,849
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
251,810	Series 2006-PR1(a)(b)	11.91%	04/15/2036	297,541
	First Horizon Alternative Mortgage Securities Trust
177,824	Series 2005-FA6	5.50%	09/25/2035	165,776
2,299,275	Series 2005-FA6	5.50%	09/25/2035	2,096,504
188,769	Series 2006-FA7	6.25%	12/25/2036	161,893
324,560	Series 2007-FA2	6.00%	04/25/2037	252,823
	First Horizon Mortgage Pass-Through Trust
4,735,683	Series 2007-AR3(a)	2.40%	11/25/2037	4,135,487
	GRACE Mortgage Trust
400,000	Series 2014-GRCE(b)	3.37%	06/10/2028	410,998
	GS Mortgage Securities Trust
400,000	Series 2006-GG6(a)	5.76%	02/10/2016	413,286

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$13,237,647	Series 2006-GG6(a)(b)	0.14%	04/10/2038	$6,645
400,000	Series 2006-GG8	5.62%	11/10/2039	411,165
522,280	Series 2011-GC3(a)(b)	1.19%	03/10/2021	16,404
3,834,619	Series 2011-GC5(a)(b)	1.87%	08/10/2044	238,590
	GSAA Home Equity Trust
304,788	Series 2005-7(a)	4.48%	05/25/2035	312,080
3,670,272	Series 2006-13(a)	6.04%	07/25/2036	2,447,734
752,454	Series 2006-18(e)	5.68%	11/25/2036	417,446
247,764	Series 2006-6(a)	5.69%	03/25/2036	153,674
1,292,866	Series 2007-2(e)	6.10%	03/25/2037	760,576
3,483,630	Series 2007-8(a)	0.51%	08/25/2037	3,119,884
	GSR Mortgage Loan Trust
1,420,751	Series 2005-AR4(a)	5.23%	07/25/2035	1,422,263
4,030,523	Series 2006-2F	5.25%	02/25/2036	3,282,961
3,692,047	Series 2007-2F	5.75%	02/25/2037	3,501,497
3,222,329	Series 2007-AR2(a)	2.72%	05/25/2037	2,698,903
	HSI Asset Loan Obligation Trust
342,357	Series 2007-2	5.50%	09/25/2037	337,522
	IndyMac IMJA Mortgage Loan Trust
2,898,673	Series 2007-A1	6.00%	08/25/2037	2,544,556
	IndyMac IMSC Mortgage Loan Trust
5,908,565	Series 2007-F2	6.50%	07/25/2037	4,135,735
	IndyMac Index Mortgage Loan Trust
6,869,266	Series 2005-AR31(a)	2.43%	01/25/2036	6,020,492
2,471,562	Series 2005-AR35(a)	4.41%	02/25/2036	2,025,408
7,010,037	Series 2006-AR25(a)	2.59%	09/25/2036	5,374,939
1,529,720	Series 2007-FLX1(a)	0.34%	02/25/2037	1,472,373
	JP Morgan Alternative Loan Trust
656,251	Series 2005-S1	6.00%	12/25/2035	599,489
151,991	Series 2006-S1	5.00%	02/25/2021	146,786
1,466,170	Series 2006-S3(e)	6.12%	08/25/2036	1,403,746
	JP Morgan BB Commercial Mortgage Securities Trust
400,000	Series 2014-C21(a)	4.82%	08/15/2047	409,331
	JP Morgan Chase Commercial Mortgage Securities Corp.
400,000	Series 2005-CB12(a)	5.15%	09/12/2037	386,663
7,024,984	Series 2006-LDP8(a)	0.72%	05/15/2045	62,635
500,000	Series 2006-LDP8	5.44%	05/15/2045	536,098
494,130	Series 2006-LDP9	5.37%	05/15/2047	514,589
600,000	Series 2007-CB19(a)	5.89%	05/12/2017	644,845
400,000	Series 2007-CB20(a)	6.28%	02/12/2051	425,444
4,000,000	Series 2007-CH1(e)	5.37%	05/25/2015	3,870,372
4,276,382	Series 2012-C8(a)	2.29%	09/15/2022	451,116

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$400,000	Series 2014-DSTY(b)	3.43%	06/10/2027	$409,263
	JP Morgan Mortgage Acquisition Corp.
480,599	Series 2006-CH2(e)	5.46%	10/25/2036	392,740
	JP Morgan Mortgage Trust
12,823,561	Series 2005-S3	6.50%	01/25/2036	11,023,544
384,761	Series 2007-S3	6.00%	07/25/2037	345,138
2,139,026	Series 2007-S3	6.00%	07/25/2037	1,920,881
	JP Morgan Resecuritization Trust
3,525,436	Series 2011-1(a)(b)	6.22%	06/26/2037	3,024,615
	LB-UBS Commercial Mortgage Trust
4,547,405	Series 2006-C7(a)(b)	0.85%	11/15/2038	55,346
3,410,554	Series 2006-C7(a)(b)	0.85%	11/15/2038	41,510
400,000	Series 2007-C2(a)	5.49%	02/15/2040	425,968
	Lehman Mortgage Trust
1,245,686	Series 2006-6	5.50%	10/25/2036	1,022,292
4,191,666	Series 2006-7(a)	0.41%	11/25/2036	519,850
4,191,666	Series 2006-7(a)	7.60%	11/25/2036	1,263,786
2,397,487	Series 2006-8(a)	0.58%	12/25/2036	1,242,292
2,397,487	Series 2006-8(a)	6.43%	12/25/2036	616,015
2,407,566	Series 2007-10	6.00%	01/25/2038	2,393,174
664,131	Series 2007-10	6.50%	01/25/2038	592,052
	Lehman XS Trust
961,742	Series 2006-5(a)	5.89%	04/25/2036	915,254
	MASTR Asset Securitization Trust
135,214	Series 2003-1	5.75%	02/25/2033	135,263
180,705	Series 2003-2	5.75%	04/25/2033	179,116
	Merrill Lynch Alternative Note Asset Trust
1,203,102	Series 2007-F1	6.00%	03/25/2037	815,532
	ML-CFC Commercial Mortgage Trust
30,465	Series 2007-8(a)	5.75%	03/12/2017	30,697
	Morgan Stanley Bank of America Merrill Lynch Trust
4,857,584	Series 2012-C5(a)(b)	2.02%	07/15/2022	420,516
300,000	Series 2014-C14(a)(b)	5.00%	02/15/2024	285,616
	Morgan Stanley Capital I Trust
500,000	Series 2006-HQ8(a)	5.68%	03/12/2044	518,574
500,000	Series 2007-HQ11(a)	5.51%	02/12/2044	524,884
21,365	Series 2007-HQ12(a)	0.41%	04/12/2049	21,286
500,000	Series 2007-IQ13	5.41%	03/15/2017	539,058
9,484,163	Series 2011-C1(a)(b)	1.08%	09/15/2047	171,085
	Morgan Stanley Mortgage Loan Trust
6,186,521	Series 2005-3AR(a)	2.54%	07/25/2035	5,402,985
355,644	Series 2006-11	6.00%	08/25/2036	295,879

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$2,140,170	Series 2006-7(a)	5.39%	06/25/2036	$1,854,274
1,882,938	Series 2006-7	6.00%	06/25/2036	1,726,430
658,155	Series 2007-3XS(e)	5.70%	01/25/2047	493,044
	Morgan Stanley Re-REMIC Trust
701,397	Series 2011-R1(a)(b)	5.94%	02/26/2037	740,687
	Nomura Asset Acceptance Corp. Alternative Loan Trust
2,000,000	Series 2005-AP3(a)	5.32%	08/25/2035	1,539,500
	PHH Alternative Mortgage Trust
2,753,405	Series 2007-2	6.00%	05/25/2037	2,348,170
	PR Mortgage Loan Trust
9,943,228	Series 2014-1(b)	5.93%	10/25/2049	9,987,973
	Prime Mortgage Trust
220,398	Series 2006-1	5.50%	06/25/2036	208,305
140,401	Series 2006-DR1(b)	5.50%	05/25/2035	141,443
	RALI Series Trust
5,769,743	Series 2006-QS10	6.50%	08/25/2036	5,054,324
	RBSGC Structured Trust
475,037	Series 2008-B(b)	6.00%	06/25/2037	423,964
	Residential Accredit Loans, Inc.
458,091	Series 2004-QS15	5.25%	11/25/2034	479,544
3,964,993	Series 2005-QS17	6.00%	12/25/2035	3,513,562
7,433,524	Series 2006-QA5(a)	0.38%	07/25/2036	5,055,376
2,182,652	Series 2006-QS4	6.00%	04/25/2036	1,882,271
2,142,227	Series 2006-QS6	6.00%	06/25/2036	1,748,434
1,526,356	Series 2006-QS6	6.00%	06/25/2036	1,245,775
613,012	Series 2006-QS7(a)	5.45%	06/25/2036	104,360
204,337	Series 2006-QS7‘a)	0.56%	06/25/2036	131,870
3,886,815	Series 2006-QS7	6.00%	06/25/2036	3,167,413
783,692	Series 2006-QS8(a)	5.40%	08/25/2036	134,676
261,231	Series 2006-QS8(a)	0.61%	08/25/2036	165,158
5,090,819	Series 2007-QS3	6.50%	02/25/2037	4,209,583
160,495	Series 2007-QS6	6.25%	04/25/2037	134,699
22,613	Series 2007-QS6(a)	53.71%	04/25/2037	51,333
7,038,365	Series 2007-QS9	6.50%	07/25/2037	5,966,302
450,824	Series 2008-QR1	6.00%	08/25/2036	351,592
	Residential Asset Mortgage Products, Inc.
66,809	Series 2004-RS4(a)	5.07%	04/25/2034	68,587
942,199	Series 2006-RS5(a)	0.33%	09/25/2036	914,086
	Residential Asset Securities Corp.
5,676,146	Series 2006-EMX6(a)	0.31%	05/25/2036	5,181,243
1,899,562	Series 2007-KS4(a)	0.34%	05/25/2037	1,891,342

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
	Residential Asset Securitization Trust
$886,313	Series 2006-A1	6.00%	04/25/2036	$718,014
1,785,785	Series 2006-A2	6.00%	05/25/2036	1,474,013
1,223,899	Series 2006-A6	6.50%	07/25/2036	768,813
8,208,560	Series 2006-A7CB	6.25%	07/25/2036	7,854,303
447,901	Series 2006-A8(a)	5.75%	08/25/2036	111,928
817,384	Series 2006-A8	6.00%	08/25/2036	755,182
211,543	Series 2006-A8	6.50%	08/25/2036	147,242
2,546,385	Series 2007-A1	6.00%	03/25/2037	1,969,804
4,465,261	Series 2007-A2	6.00%	04/25/2037	3,911,694
160,207	Series 2007-A6	6.00%	06/25/2037	148,882
4,227,394	Series 2007-A7	6.00%	07/25/2037	3,198,662
	Residential Funding Mortgage Securities I, Inc.
2,543,787	Series 2006-S3	5.50%	03/25/2036	2,351,902
604,333	Series 2006-S6	6.00%	07/25/2036	559,975
4,282,411	Series 2006-S6	6.00%	07/25/2036	3,904,934
1,060,800	Series 2007-S3	6.00%	03/25/2037	979,905
847,746	Series 2007-S6	6.00%	06/25/2037	777,657
	Sequoia Mortgage Trust
4,917,790	Series 2007-3(a)	2.42%	07/20/2037	4,072,914
	Structured Adjustable Rate Mortgage Loan Trust
2,101,059	Series 2005-15(a)	2.54%	07/25/2035	1,763,427
	Structured Asset Securities Corp.
403,058	Series 2005-RF1(a)(b)	0.51%	03/25/2035	341,666
405,910	Series 2005-RF1(a)(b)	5.23%	03/25/2035	58,254
	TBW Mortgage-Backed Trust
1,836,385	Series 2006-2	7.00%	07/25/2036	873,407
	Wachovia Bank Commercial Mortgage Trust
16,732,634	Series 2006-C27(a)(b)	0.45%	07/15/2045	85,805
400,000	Series 2006-C28(a)	5.63%	10/15/2048	409,853
1,539,038	Series 2006-C29(a)	0.53%	11/15/2048	11,988
400,000	Series 2007-C30(a)	5.41%	12/15/2043	413,009
500,000	Series 2007-C33(a)	6.14%	07/15/2017	546,884
	Wachovia Mortgage Loan Trust LLC Series Trust
2,892,551	Series 2005-B(a)	2.54%	10/20/2035	2,544,482
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,934,102	Series 2005-1	6.00%	03/25/2035	4,102,785
149,442	Series 2005-9	5.50%	11/25/2035	125,712
1,036,351	Series 2006-5	6.00%	07/25/2036	807,033

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
	Washington Mutual Mortgage PassThrough Certificates Trust
$1,811,626	Series 2006-2	6.00%	03/25/2036	$1,600,044
	Wells Fargo Alternative Loan Trust
1,700,126	Series 2007-PA2(a)	0.59%	06/25/2037	1,250,538
1,700,126	Series 2007-PA2(a)	5.92%	06/25/2037	306,276
698,637	Series 2007-PA3	5.75%	07/25/2037	637,434
1,972,886	Series 2007-PA3	6.25%	07/25/2037	1,813,045
	Wells Fargo Mortgage-Backed Securities Trust
4,892,708	Series 2005-12	5.50%	11/25/2035	4,961,984
1,643,537	Series 2006-11	6.00%	09/25/2036	1,609,429
511,862	Series 2006-2	5.50%	03/25/2036	493,673
211,183	Series 2006-2	5.75%	03/25/2036	215,346
1,815,592	Series 2007-13	6.00%	09/25/2037	1,854,028
1,932,777	Series 2007-14	6.00%	10/25/2037	1,966,554
1,772,732	Series 2007-2	6.00%	03/25/2037	1,742,938
807,963	Series 2007-5	5.50%	05/25/2037	854,717
	WF-RBS Commercial Mortgage Trust
4,820,176	Series 2012-C9(a)(b)	2.39%	11/15/2045	557,420
4,964,350	Series 2014-C19(a)	1.50%	03/15/2047	400,871
6,964,318	Series 2014-C22(a)	0.97%	09/15/2057	460,731

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $291,711,289)				324,731,905

U.S. GOVERNMENT BONDS AND NOTES - 2.84%
5,550,000	U.S. Treasury Bonds	1.63%	08/15/2022	5,272,716
1,900,000	U.S. Treasury Bonds	2.75%	11/15/2023	1,948,243
6,000,000	U.S. Treasury Bonds	3.63%	02/15/2044	6,486,564
3,450,000	U.S. Treasury Notes	0.25%	10/31/2014	3,450,742
5,400,000	U.S. Treasury Notes	0.25%	01/31/2015	5,404,007
850,000	U.S. Treasury Notes	0.25%	03/31/2015	850,913
4,350,000	U.S. Treasury Notes	1.00%	06/30/2019	4,201,147
6,000,000	U.S. Treasury Notes	1.00%	08/31/2019	5,777,346
5,800,000	U.S. Treasury Notes	1.88%	06/30/2020	5,770,095

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $38,753,932)				39,161,773

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 12.03%
	Federal Home Loan Mortgage Corp. Pool
$861,111	Series Pool #G01840	5.00%	07/01/2035	$952,819
365,866	Series Pool #G04817	5.00%	09/01/2038	402,891
	Federal Home Loan Mortgage Corp. REMICS
3,813,947	Series 2003-2722(a)	9.72%	12/15/2033	4,544,276
773,010	Series 2005-R003	5.50%	10/15/2035	858,181
4,191,869	Series 2006-3244(a)	6.51%	11/15/2036	748,802
215,609	Series 2007-3261(a)	6.28%	01/15/2037	36,464
1,470,680	Series 2007-3262(a)	6.25%	01/15/2037	207,641
2,675,097	Series 2007-3301(a)	5.95%	04/15/2037	347,733
2,020,645	Series 2007-3303(a)	5.95%	04/15/2037	317,981
3,810,360	Series 2007-3303(a)	5.93%	04/15/2037	597,163
1,699,048	Series 2007-3382(a)	5.85%	11/15/2037	198,926
1,916,205	Series 2007-3384(a)	6.16%	08/15/2036	283,384
1,282,651	Series 2007-3384(a)	6.24%	11/15/2037	195,554
1,419,814	Series 2008-3417(a)	6.03%	02/15/2038	155,626
9,643,346	Series 2008-3419(a)	6.28%	02/15/2038	1,497,390
37,288,030	Series 2008-3423(a)	0.35%	03/15/2038	383,135
1,716,736	Series 2008-3423(a)	5.50%	03/15/2038	180,477
17,901,395	Series 2008-3435(a)	5.83%	04/15/2038	2,566,129
4,285,109	Series 2009-3510(a)	6.60%	02/15/2037	789,514
1,346,230	Series 2009-3523(a)	5.85%	04/15/2039	192,837
260,426	Series 2009-3524	5.01%	06/15/2038	266,697
151,395	Series 2009-3549(a)	5.65%	07/15/2039	15,492
2,958,353	Series 2009-3560(a)	6.25%	11/15/2036	515,099
1,175,351	Series 2010-3630(a)	1.93%	03/15/2017	23,251
1,206,972	Series 2010-3641	4.50%	03/15/2040	1,300,269
205,424	Series 2010-3688	4.00%	07/15/2029	208,636
1,760,021	Series 2010-3726(a)	5.90%	09/15/2040	270,279
10,593,250	Series 2010-3728(a)	4.30%	09/15/2040	1,048,181
32,446	Series 2010-3745(a)	9.69%	10/15/2040	32,022
141,975	Series 2010-3766(a)	9.69%	11/15/2040	142,195
750,000	Series 2010-3779	3.50%	12/15/2030	768,457
250,000	Series 2010-3779	4.00%	12/15/2030	264,349
474,745	Series 2010-3779	4.50%	12/15/2040	475,770
135,821	Series 2011-3786(a)	9.19%	01/15/2041	136,081
1,157,686	Series 2011-3795	4.00%	01/15/2041	1,168,304
190,370	Series 2011-3798(a)	9.19%	11/15/2040	191,002
34,232	Series 2011-3805(a)	9.19%	02/15/2041	33,094
600,000	Series 2011-3808	3.50%	02/15/2031	602,491
61,392	Series 2011-3809(a)	9.19%	02/15/2041	62,040

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$3,010,735	Series 2011-3815(a)	5.70%	02/15/2041	$372,747
500,000	Series 2011-3824	3.50%	03/15/2031	513,899
1,603,492	Series 2011-3824(a)	6.95%	08/15/2036	272,246
701,466	Series 2011-3857(a)	8.95%	05/15/2041	690,319
1,417,764	Series 2011-3863	5.50%	08/15/2034	1,564,478
901,689	Series 2011-3864(a)	8.89%	05/15/2041	903,213
1,195,234	Series 2011-3871	5.50%	06/15/2041	1,391,790
2,545,726	Series 2011-3872(a)	5.80%	06/15/2041	344,829
2,042,639	Series 2011-3888	4.00%	07/15/2041	2,157,235
3,227,968	Series 2011-3894	4.50%	07/15/2041	3,505,606
2,332,623	Series 2011-3910	5.00%	08/15/2041	2,535,583
8,400,031	Series 2011-3924(a)	5.85%	09/15/2041	1,272,596
3,357,711	Series 2011-3924(a)	5.85%	09/15/2041	411,189
46,615	Series 2011-3924(a)	9.25%	09/15/2041	45,274
3,811,231	Series 2011-3925	3.00%	09/15/2021	267,545
3,282,032	Series 2012-4057	4.00%	06/15/2042	3,292,839
9,718,101	Series 2013-4196(a)	5.21%	03/15/2043	8,071,291
9,569,243	Series 2013-4239(g)	0.00%	07/15/2043	5,772,273
8,835,090	Series 2014-4302(a)	6.00%	02/15/2044	1,447,020
3,963,817	Series 2014-4377	3.00%	06/15/2039	4,068,458
	Federal National Mortgage Association Pool
239,887	Series Pool #555743	5.00%	09/01/2033	265,471
287,868	Series Pool #735382	5.00%	04/01/2035	318,521
746,143	Series Pool #735383	5.00%	04/01/2035	825,742
536,667	Series Pool #735484	5.00%	05/01/2035	593,975
196,945	Series Pool #AH4437	4.00%	01/01/2041	205,821
911,069	Series Pool #MA0264	4.50%	12/01/2029	992,011
2,195,564	Series Pool #MA3894	4.00%	09/01/2031	2,348,175
	Federal National Mortgage Association REMICS
292,921	Series 2004-46(a)	5.85%	03/25/2034	39,017
1,514,471	Series 2005-104(a)	6.55%	12/25/2033	109,124
779,622	Series 2006-101(a)	6.43%	10/25/2036	132,606
2,237,490	Series 2006-123(a)	6.17%	01/25/2037	397,875
10,500,947	Series 2006-92(a)	6.43%	10/25/2036	1,894,077
375,437	Series 2007-102(a)	6.25%	11/25/2037	58,304
696,648	Series 2007-108(a)	6.21%	12/25/2037	93,958
105,385	Series 2007-30(a)	5.96%	04/25/2037	13,418
1,467,742	Series 2007-38(a)	5.93%	05/25/2037	213,360
115,344	Series 2007-51(a)	5.95%	06/25/2037	15,880
229,391	Series 2007-53(a)	5.95%	06/25/2037	35,784
1,770,833	Series 2007-57(a)	6.47%	10/25/2036	281,292
1,608,942	Series 2007-68(a)	6.50%	07/25/2037	216,486

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$2,367,273	Series 2008-3(a)	6.31%	02/25/2038	$331,866
1,434,913	Series 2008-56(a)	5.91%	07/25/2038	171,366
674,194	Series 2008-81	5.50%	09/25/2038	729,041
1,722,249	Series 2009-111	5.00%	01/25/2040	1,841,256
1,554,238	Series 2009-111(a)	6.10%	01/25/2040	194,617
2,657,170	Series 2009-12(a)	6.45%	03/25/2036	525,971
211,757	Series 2009-28(a)	5.85%	04/25/2037	26,342
1,222,842	Series 2009-41	4.50%	06/25/2039	1,295,632
825,094	Series 2009-42(a)	5.85%	06/25/2039	92,114
2,107,441	Series 2009-47(a)	5.95%	07/25/2039	285,352
1,241,626	Series 2009-62(a)	5.95%	08/25/2039	163,926
409,233	Series 2009-66(a)	5.65%	02/25/2038	57,907
399,719	Series 2009-68(a)	5.10%	09/25/2039	36,382
18,497	Series 2010-109(a)	53.30%	10/25/2040	71,236
2,701,879	Series 2010-11(a)	4.65%	02/25/2040	267,243
342,157	Series 2010-111(a)	5.85%	10/25/2040	39,515
540,281	Series 2010-112	4.00%	10/25/2040	564,435
1,196,521	Series 2010-115(a)	6.45%	11/25/2039	168,715
5,128,666	Series 2010-115(a)	5.85%	10/25/2040	969,892
12,725,468	Series 2010-123(a)	5.90%	11/25/2040	2,503,888
2,637,106	Series 2010-15(a)	4.80%	03/25/2040	253,384
507,092	Series 2010-34(a)	4.78%	04/25/2040	51,066
204,351	Series 2010-4(a)	6.08%	02/25/2040	37,232
507,535	Series 2010-58(a)	12.07%	06/25/2040	576,547
2,732,923	Series 2010-75	4.50%	07/25/2040	2,950,980
2,899,145	Series 2010-9(a)	4.60%	02/25/2040	275,981
388,573	Series 2010-9(a)	5.15%	02/25/2040	47,357
114,137	Series 2010-90(a)	5.85%	08/25/2040	15,017
500,000	Series 2011-16	3.50%	03/25/2031	494,827
2,894,214	Series 2011-2	4.00%	02/25/2041	2,920,945
1,000,000	Series 2011-25	3.00%	04/25/2026	1,000,115
500,000	Series 2011-29	3.50%	04/25/2031	496,281
1,200,000	Series 2011-48(a)	8.89%	06/25/2041	1,210,832
2,824,936	Series 2011-5(a)	6.25%	11/25/2040	380,443
3,200,922	Series 2011-58(a)	6.40%	07/25/2041	558,513
11,384,305	Series 2012-106(a)	6.01%	10/25/2042	1,866,776
2,214,330	Series 2012-124(a)	7.52%	11/25/2042	2,229,100
9,795,601	Series 2012-128(a)	5.77%	11/25/2042	7,630,333
703,456	Series 2012-140(a)	7.60%	12/25/2042	688,777
8,755,890	Series 2012-20	3.50%	03/25/2042	8,274,946
3,002,528	Series 2012-29(a)	5.85%	04/25/2042	367,086
2,801,728	Series 2012-32	5.00%	04/25/2042	581,843
600,306	Series 2012-55(a)	6.71%	05/25/2042	590,160
11,036,248	Series 2012-65(a)	5.83%	06/25/2042	2,024,544

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$4,723,158	Series 2012-92	3.50%	08/25/2042	$4,343,052
6,990,885	Series 2013-19(a)	5.21%	03/25/2043	5,864,053
9,646,208	Series 2013-51(a)	5.21%	04/25/2043	8,046,944
23,900,823	Series 2014-50(a)	6.05%	08/25/2044	3,811,990
	Government National Mortgage Association
166,463	Series 2004-83(a)	5.92%	10/20/2034	24,073
167,109	Series 2008-6(a)	6.30%	02/20/2038	25,621
156,062	Series 2008-67(a)	5.84%	08/20/2038	21,097
2,399,498	Series 2008-69(a)	7.47%	08/20/2038	451,300
155,926	Series 2009-10(a)	6.50%	02/16/2039	27,835
2,541,357	Series 2009-35	4.50%	05/20/2039	2,735,789
13,066,612	Series 2009-58(a)	6.09%	06/20/2039	1,963,481
178,154	Series 2009-6(a)	5.79%	02/20/2038	23,797
4,491,755	Series 2009-75	5.00%	09/20/2039	5,007,588
10,366,853	Series 2010-26(a)	6.09%	02/20/2040	1,922,512
288,168	Series 2010-61(a)	6.39%	09/20/2039	39,468
1,453,631	Series 2010-98(a)	5.91%	03/20/2039	155,864
24,496	Series 2011-12(g)	0.00%	12/20/2040	17,401
2,925,590	Series 2011-45	4.50%	03/20/2041	3,093,800
2,683,930	Series 2011-69(g)	0.00%	05/20/2041	2,357,642
2,323,017	Series 2011-71	4.50%	02/20/2041	2,497,773
4,568,371	Series 2011-71(a)	5.24%	05/20/2041	557,136
1,269,608	Series 2011-72(a)	5.99%	05/20/2041	198,965
7,198,345	Series 2011-89(a)	5.29%	06/20/2041	941,594
3,111,923	Series 2012-105(a)	6.04%	01/20/2041	450,597
11,774,041	Series 2013-148(a)	5.53%	10/16/2043	1,864,619
16,453,785	Series 2014-95(a)	6.10%	06/16/2044	2,948,436

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (Cost $187,723,606)				166,184,167

Shares/Description		Value
SHORT-TERM INVESTMENTS - 19.70%
272,070,916	State Street Institutional Trust (7 Day Yield 0.00%)	272,070,916

TOTAL SHORT-TERM INVESTMENTS (Cost $272,070,916)		272,070,916

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2014 (Unaudited)

Shares/Description	Value
TOTAL INVESTMENTS - 99.12%
(Cost $1,356,280,502)	$1,368,814,316
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.88%	12,121,194
NET ASSETS - 100.00%	$1,380,935,510

(a)	Floating or variable Rate security. Interest Rate disclosed is that which is in effect at September 30, 2014.
(b)
Security exempt from regiStration under Rule 144A of the Securities Act of 1933. The.se securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from regiStration. Total market Value of Rule 144A securities amounts to $76,642,845, which represents approximately 5.55% of net assets as of September 30, 2014.

(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and .sold outside of the United States from regiStration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regiStration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2014, the aggregate market Value of those securities was $17,837,737, representing 1.29%o of net assets.

(d)	This security has no contractual Maturity date, is not redeemable and contractually pays an indefinite Stream of interest.
(e)	Step bond. Coupon increases periodically based upon a predetermined .schedule. Interest Rate disclosed is that which is in effect at September 30, 2014.
(f)
Security will not have a principal balance, market Value or Rate. Security will not be entitled to diStributions in respect of principal or intere.st other than excess interest paid with respect to the mortgage loans.

(g)	Zero coupon bond reflects effective yield on the date of purchase.

Common Abbreviations:
BV - Besloten Vennootschap a Dutch private limited liability company.
CLO - Collateralized Loan Obligation.
GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLC - Limited Liability Corp.
LP - Limited Partnership.
Ltd. - Limited.
MLP – Master Limited Partnership.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Co.
REMICS - Real Estate Mortgage Investment Conduits.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAA - Sociedad Anónima Abierta - A publicly traded corporation.
SA de CV - Sociedad Anónima de Capital Variable - A variable capital company.
SAB de CV - Sociedad Anónima Bursátil de Capital Variable - A variable capital company.
SAC - Sociedad Anónima Cerrada - A privately held corporation.
S de rl - Sociedad de Responsabilidad.
S de RL de CV - Sociedad de Responsabilidad Limitada de Capital Variable.
SCS - Société en commandite simple.

See Notes to Financial Statements.

RiverNorth Equity Opportunity Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
CLOSED-END FUNDS - 73.50%
51,119	Adams Express Co.	$712,599
32,638	ANianzGI Equity & Convertible Income Fund	648,517
49,497	Alpine Total Dynamic Dividend Fund	421,219
35,163	Boulder Growth & Income Fund, Inc.	310,841
35,385	Boulder Total Return Fund, Inc.	932,041
14,200	CBRE Clarion Global Real Estate Income Fund	118,996
14,373	Central Securities Corp.	330,292
39,121	Clough Global Allocation Fund	559,782
41,200	Clough Global Opportunities Fund	491,516
49,628	Cornerstone Progressive Return Fund	203,971
15,570	General American Investors Co., Inc.	577,024
64,120	Liberty All Star® Equity Fund	373,820
5,710	Madison Strategic Sector Premium Fund	70,747
47,114	Neuberger Berman Real Estate Securities Income Fund, Inc.	227,090
79,163	Royce Focus Trust, Inc.	623,013
10,350	Royce Value Trust, Inc.	150,075
1,500	Source Capital, Inc.	97,485
13,106	The Denali Fund, Inc.	284,531
9,618	The Gabelli Dividend & Income Trust	204,863
26,786	Tri-Continental Corp.	559,024

TOTAL CLOSED-END FUNDS (Cost $7,329,875)		7,897,446

EXCHANGE-TRADED FUNDS - 23.24%
17,375	iShares® Russell 1000® Value ETF	1,739,063
3,846	SPDR® S&P 500® ETF Trust	757,739

TOTAL EXCHANGE‐TRADED FUNDS (Cost $2,343,152)		2,496,802

SHORT-TERM INVESTMENTS - 0.87%
93,927	State Street Institutional Trust (7 Day Yield 0.00%)	93,927

TOTAL SHORT-TERM INVESTMENTS (Cost $93,927)		93,927

See Notes to Financial Statements.

RiverNorth Equity Opportunity Fund	Schedule of Investments
September 30, 2014

Shares/Description	Value
TOTAL INVESTMENTS - 97.61%
(Cost $9,766,954)	$10,488,175
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.39%	256,704
NET ASSETS - 100.00%	$10,744,879

Common Abbreviations:
ETF - Exchange Traded Fund.
S&P - Standard and Poor's.
SPDR - Standard and Poor's Depositary Receipt.

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
CLOSED-END FUNDS - 22.96%
46,016	Apollo Tactical Income Fund, Inc.	$796,261
23,849	Ares Multi-Strategy Credit Fund, Inc.	495,821
41,798	Bancroft Fund Ltd.	825,928
74,942	BlackRock CorpoRate High Yield Fund, Inc.	886,564
33,518	BlackRock Credit Allocation Income Trust	446,125
458,434	BlackRock Debt Strategies Fund, Inc.	1,751,218
101,514	BlackRock Multi-Sector Income Trust	1,800,858
34,376	Blackstone/GSO Long-Short Credit Income Fund	574,079
10,174	Blackstone/GSO Senior Floating Rate Term Fund	174,688
33,674	Blackstone/GSO Strategic Credit Fund	565,050
91,275	Brookfield Mortgage Opportunity Income Fund, Inc.	1,550,762
44,005	Deutsche High Income Opportunities Fund, Inc.	644,233
40,669	Deutsche High Income Trust	363,581
53,559	Eaton Vance Floating-Rate Income Plus Fund	923,357
19,485	Eaton Vance Senior Income Trust	126,847
16,474	First Trust High Income Long/Short Fund	281,541
2,284	Franklin Limited Duration Income Trust	28,276
33,100	Invesco Senior Income Trust	157,225
55,745	Ivy High Income Opportunities Fund	963,831
39,065	Legg Mason BW Global Income Opportunities Fund, Inc.	660,980
3,201	MFS InterMarket Income Trust I	26,728
177,812	Nuveen Credit Strategies Income Fund	1,587,861
18,903	Nuveen Global Income Opportunities Fund	233,641
24,899	Nuveen Mortgage Opportunity Term Fund	591,351
14,338	Nuveen Short Duration Credit Opportunities Fund	245,467
56,269	PIMCO Dynamic Credit Income Fund	1,264,364
6,942	PIMCO Income Strategy Fund II	73,099
2,100	Prudential Global Short Duration High Yield Fund, Inc.	34,650
93,495	The New America High Income Fund, Inc.	879,788
8,653	Virtus Global Multi-Sector Income Fund	147,707
16,196	Western Asset Global CorpoRate Defined Opportunity Fund, Inc.	294,605
5,100	Western Asset High Yield Defined Opportunity Fund, Inc.	84,711
32,613	Western Asset Managed High Income Fund, Inc.	180,350

TOTAL CLOSED-END FUNDS (Cost $20,022,680)		19,661,547

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 30.44%
Bermuda - 0.24%
$79,600	Belmond Interfin Ltd., Dollar Term Loan	4.00%	03/19/2021	78,671
99,500	Belmond Interfin Ltd., Euro Term Loan	4.25%	03/19/2021	126,198
				204,869

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
Denmark - 0.51%
$350,000	Nassa Midco AS, Facility B Term Loan	4.25%	07/09/2021	$439,124
France -1.33%
235,000	Financiere Chopin (aka Ceva Sante Animale), Term B Loan	4.50%	06/16/2021	297,930
235,000	Generale de Sante Development International Services Ltd., Facility B1A Loan(a)	L+3.50%	07/29/2020	297,857
200,000	Numericable Group SA, Euro Denominated Tranche B-1 Loan	4.50%	05/21/2020	253,099
230,000	Sebia SAS, Term Loan(a)	L+3.25%	07/23/2021	291,351
				1,140,237
Germany -1.00%
187,206	Braas Monier Building Group Holding S.A.R.L., Facility B Term Loan	4.70%	10/15/2020	238,521
120,000	CD&R Millennium Holdco 6 S.A.R.L., First Lien Initial Term Loan	4.75%	07/31/2021	151,368
300,000	INA Beteiligungsgesellschaft MitBeschrankter Haftung (fka Schaeffler AG), Facility E Term Loan	3.75%	05/15/2020	297,939
130,000	Orion Engineered Carbons GmbH (OEC Finance US LLC), Initial Euro Term Loan	5.00%	07/25/2021	165,388
				853,216
Great Britain -1.05%
199,500	Devix Topco (fka Rexam Healthcare), First Lien Term B Loan	4.25%	05/03/2021	198,378
240,000	Expro Financial Services S.A.R.L., Initial Term Loan(a)	L+4.75%	09/02/2021	239,299
100,000	Frontier Bidco Ltd., Facility B Term Loan	5.63%	11/27/2020	157,656
309,225	TI Group Automotive Systems LLC, Facility Term Loan	4.25%	07/02/2021	305,554
				900,887
Ireland - 0.25%
218,900	Mallinckrodt International Finance SA, Initial Term B Loan	3.50%	03/19/2021	215,924
Italy - 0.44%
300,000	Inter Media and Communications S.r.l., Term Loan B(a)	L+0.00%	06/05/2019	373,233
Luxembourg -1.49%
340,000	Capsugel Finance Co. SCA, Euro Term Loan	3.75%	07/30/2021	425,145
200,000	Delta 2 (Lux) S.A.R.L., Facility B3 Term Loan 4.75%		07/30/2021	197,875

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$100,000	Delta 2 (Lux) S.A.R.L., Second Lien Facility Term Loan	7.75%	07/29/2022	$99,812
405,000	Evergreen Skills Lux S.A.R.L., First Lien Initial Term Loan	4.50%	04/28/2021	398,251
165,000	Evergreen Skills Lux S.A.R.L., Second Lien Initial Term Loan	7.75%	04/28/2022	159,431
				1,280,514
Netherlands - 0.83%
330,000	Charger OpCo BV, Term B-1 Euro Term Loan(a)	E+3.50%	07/02/2021	414,508
235,000	Platform Specialty Products, Term Loan(a)	E+3.25%	06/07/2020	297,189
				711,697
Singapore - 0.64%
314,213	Avago Technologies Cayman Ltd., Term Loan	3.75%	05/06/2021	311,818
235,000	IBC Capital I Ltd., First Lien Initial Term Loan	4.75%	09/09/2021	234,413
				546,231
South Korea - 0.29%
244,388	Doosan Infracore International, Inc., Tranche B Term Loan	4.50%	05/28/2021	244,388
Spain - 0.13%
114,425	Grifols Worldwide Operations Ltd., Tranche B Term Loan	3.15%	02/27/2021	112,584
United States - 22.24%
260,000	Advantage Sales & Marketing, Inc., First Lien Initial Term Loan	4.25%	07/23/2021	255,892
270,000	Aecom Technology Corp., Term Loan B(a)	L+3.00%	09/17/2021	269,758
218,237	Alaska Communications Systems Holdings, Inc., Term Loan	6.25%	10/21/2016	217,473
563,588	American Rock Salt Co. LLC, First Lien Term Loan	4.75%	05/20/2021	558,797
240,000	American Rock Salt Co. LLC, Second Lien Delayed Draw Loan	8.00%	05/20/2022	243,000
165,000	Anchor Glass Container Corp., Term Loan B	4.25%	06/30/2021	163,900
248,101	Arch Coal, Inc., Term Loan	6.25%	05/16/2018	227,788
175,000	AssuredPartners Capital, Inc., First Lien Initial Term Loan	4.50%	04/02/2021	173,032
224,438	Atkore International, Inc., First Lien Initial Term Loan	4.50%	04/09/2021	222,754
357,300	Caesars Entertainment Resort Properties LLC, Term B Loan	7.00%	10/11/2020	343,008

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$74,813	Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Dollar Term Loan	4.50%	05/20/2021	$74,516
199,500	Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Extended Euro Term Loan	4.50%	05/20/2021	253,555
606,950	Cengage Learning Acquisitions, Inc. (aka Thomson Learning Acquisitions, Inc.), Term Loan	7.00%	03/31/2020	607,709
94,029	Chrysler Group LLC, Tranche B Term Loan	3.25%	12/31/2018	92,530
375,000	ClubCorp Club Operations, Inc., Term Loan	4.50%	07/24/2020	372,343
375,000	CPI Buyer, LLC, First Lien Initial Term Loan	5.50%	08/16/2021	371,250
164,175	CPI International Acquisition, Inc., Term B Loan	4.25%	11/17/2017	163,098
190,000	Emmis Operating Co., Term Loan	5.75%	06/10/2021	189,762
448,875	Encompass Digital Media, Inc., First Lien Tranche B Term Loan	5.50%	06/06/2021	448,875
150,000	Encompass Digital Media, Inc., Second Lien Tranche B Term Loan	8.75%	06/06/2022	152,250
445,000	Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan	4.25%	06/19/2016	443,703
221,641	Entegris, Inc., Tranche B Term Loan	3.50%	04/30/2021	218,316
248,120	Excelitas Technology Corp., Term B Loan	6.00%	11/02/2020	248,326
420,000	Fieldwood Energy LLC, Second Lien Term Loan	8.38%	09/30/2020	422,205
700,000	First Data Corp., Term Loan	3.66%	03/23/2018	687,533
180,000	Gas Natural Fenosa Telecoms, Term Loan B(a)	E+4.75%	07/30/2021	226,015
320,917	Getty Images, Inc., Initial Term Loan	4.75%	10/18/2019	295,244
390,000	Grede Holdings LLC, Initial Term Loan	4.75%	06/02/2021	389,474
228,850	Hi-Crush Partners LP, Advance Term Loan	4.75%	04/28/2021	227,706
298,500	HUB International Ltd., Initial Term Loan	4.25%	10/02/2020	292,530
248,750	Hudson Products Holdings, Inc., Term Loan	5.00%	03/15/2019	246,884
184,075	IMS Health, Inc., Term B Dollar Loan	3.50%	03/17/2021	180,624
289,275	Interactive Data Corp., Term Loan	4.75%	05/02/2021	288,416
185,000	Jonah Energy LLC, Second Lien Initial Term Loan	7.50%	05/12/2021	183,612
124,266	KAR Auction Services, Inc., Tranche B-2 Term Loan	3.50%	03/11/2021	122,764
100,000	Michaels Stores, Inc., Incremental Term Loan	4.00%	01/28/2020	99,111
95,000	Midas Intermediate Holdco II LLC, Term Loan(a)	L+3.75%	08/18/2021	94,882
364,088	Millennium Health LLC, Tranche B Term Loan	5.25%	04/16/2021	363,632

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$283,698	Minerals Technologies, Inc., Initial Term Loan	4.00%	05/07/2021	$281,926
284,693	MTL Publishing LLC (aka EMI Music Publishing Group North America Holdings, Inc.), Term B Loan	3.75%	06/29/2018	280,601
552,225	Neiman Marcus Group, Inc., Term Loan	4.25%	10/25/2020	543,596
389,025	Ortho-Clinical Diagnostics Holdings Luxembourg S.A.R.L., Initial Term Loan	4.75%	06/30/2021	385,012
230,000	Paragon Offshore Finance Co., Term Loan	3.75%	07/16/2021	215,913
140,000	PEG GmbH, Tranche C Term Loan	4.50%	08/30/2021	177,270
189,050	Pelican Products, Inc., First Lien Term Loan	5.25%	04/10/2020	189,404
213,371	PQ Corp., Term Loan	4.00%	08/07/2017	211,276
250,000	Quicksilver Resources, Inc., Second Lien Term Loan	7.00%	06/21/2019	228,125
119,100	Realogy Group LLC (fka Realogy Corp.), Initial Term B Loan	3.75%	03/05/2020	117,165
213,925	Rent-A-Center, Inc., Term Loan	3.75%	03/19/2021	211,786
124,375	Road InfraStructure Investment LLC, First Lien Term Loan	4.25%	03/31/2021	121,266
239,356	Sandy Creek Energy Associates LP, Term Loan	5.00%	11/09/2020	239,107
630,000	Scientific Games International, Inc., Incremental Term Loan B2(a)	L+5.00%	09/17/2021	618,748
250,000	Sedgwick Claims Management Services, Inc., Second Lien Initial Loan(a)	L+5.75%	02/28/2022	244,845
109,725	Signode InduStrial Group Lux SA, Initial Euro Term Loan	4.25%	05/01/2021	138,633
185,000	Solenis International LP (Solenis Holdings 3 LLC), Initial Euro Term Loan	4.50%	07/31/2021	233,739
525,000	Stater Bros. Markets, Term B Loan	4.75%	05/12/2021	524,346
228,850	Sungard Availability Services Capital, Inc., Tranche B Term Loan	6.00%	03/29/2019	212,373
130,620	Tekni-Plex, Inc., Term Loan	4.75%	08/10/2019	130,293
195,000	Telenet International Finance SA, Y Facility Term Loan	3.51%	06/30/2023	245,971
374,253	Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan	3.75%	05/05/2016	376,593
294,263	Time, Inc., Term Loan	4.25%	04/26/2021	291,688
243,163	Toys "R" US Property Co. I LLC, Initial Term Loan	6.00%	08/21/2019	234,530
447,750	Trans Union LLC, Term Loan	4.00%	04/09/2021	441,455
322,820	Tronox Pigments BV, Term Loan	4.00%	03/19/2020	320,904
138,942	United Airlines, Inc. (fka Continental Airlines, Inc.), Term B Loan	3.50%	04/01/2019	136,728

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value

$154,613	UTEX InduStries, Inc., First Lien Initial Term Loan	5.00%	05/21/2021	$154,323
246,925	Windsor Quality Food Co. Ltd., Term B Loan	5.00%	12/26/2020	246,514
179,550	WP Mustang Holdings LLC, First Lien Term Loan	5.50%	05/29/2021	179,475
223,875	XO Communications LLC, Initial Term Loan	4.25%	03/20/2021	221,916
225,000	York Risk Services Group, Inc., Term Loan(a)	L+3.75%	10/01/2021	224,439
238,183	Zuffa LLC, Initial Term Loan	3.75%	02/25/2020	235,503
				19,047,730

TOTAL BANK LOANS (Cost $26,581,759)				26,070,634

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY SENIOR NOTES - 0.15%
5,224	Medley Capital Corp.	6.13%	03/30/2023	127,100

TOTAL BUSIINESS DEVELOPMENT COMPANY SENIOR NOTES (Cost $130,550)				127,100

Principal Amount/Description		Rate	Maturity	Value
HIGH YIELD DEBT- 41.70%
Australia - 0.17%
$140,000	FMG Resources August 2006 Pty. Ltd.(b)	6.88%	04/01/2022	142,975
Belgium - 0.27%
170,000	Ontex IV SA(c)	9.00%	04/15/2019	229,750
Bermuda - 0.23%
200,000	Seadrill Ltd.(b)	6.13%	09/15/2017	200,250
Canada -1.51%
160,000	First Quantum Minerals Ltd.(b)	7.25%	05/15/2022	164,000
285,000	Harvest Operations Corp.	6.88%	10/01/2017	298,538
80,000	HudBay Minerals, Inc.	9.50%	10/01/2020	86,200
130,000	Kodiak Oil & Gas Corp.	5.50%	02/01/2022	131,300
260,000	Precision Drilling Corp.	6.63%	11/15/2020	271,050
100,000	Valeant Pharmaceuticals International, Inc.(b)	7.50%	07/15/2021	107,375

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$235,000	Valeant Pharmaceuticals International, Inc.(b)	5.63%	12/01/2021	$234,706
				1,293,169
France -1.59%
200,000	CGG SA	6.50%	06/01/2021	177,000
100,000	Crown European Holdings SA(b)	4.00%	07/15/2022	128,043
65,000	Elior Finance & Co. SCA(c)	6.50%	05/01/2020	90,087
100,000	Holding Medi-Partenaires SAS(c)	7.00%	05/15/2020	132,621
100,000	Kerneos CorpoRate SAS(b)	5.75%	03/01/2021	132,845
340,000	Loxam SAS(b)	4.88%	07/23/2021	416,019
100,000	Loxam SAS(c)	7.38%	01/24/2020	130,095
125,000	Novafives SAS(b)(d)	4.21%	06/30/2020	157,803
				1,364,513
Germany -1.12%
200,000	Deutsche Raststaetten Gruppe IV GmbH(b)	6.75%	12/30/2020	265,873
200,000	Techem Energy Metering Service GmbH & Co. KG(c)	7.88%	10/01/2020	278,504
100,000	Trionista TopCo GmbH(b)	6.88%	04/30/2021	132,836
100,000	Unitymedia KabelBW GmbH(c)	9.50%	03/15/2021	143,041
100,000	WEPA Hygieneprodukte GmbH(b)	6.50%	05/15/2020	135,779
				956,033
Great Britain - 2.70%
150,000	Arqiva Broadcast Finance PLC(c)	9.50%	03/31/2020	269,944
190,000	IDH Finance PLC(c’'d’	5.56%	12/01/2018	311,097
150,000	Iron Mountain Europe PLC(b)	6.13%	09/15/2022	245,214
215,000	Pendragon PLC	6.88%	05/01/2020	368,949
100,000	Premier Foods Finance PLC(b)(d'	5.56%	03/15/2020	150,004
100,000	Thames Water Kemble Finance PLC	7.75%	04/01/2019	176,542
200,000	Tullow Oil PLC(b’	6.00%	11/01/2020	201,000
150,000	Virgin Media Finance PLC(c)	7.00%	04/15/2023	258,369
100,000	Vougeot Bidco PLC(b)	7.88%	07/15/2020	163,695
100,000	Vougeot Bidco PLC(c)	7.88%	07/15/2020	163,694
				2,308,508
Ireland -1.23%
285,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust(b)	5.00%	10/01/2021	284,287
120,000	Ardagh Glass Finance PLC(c)	8.75%	02/01/2020	159,145
115,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(b)	4.25%	01/15/2022	141,702
310,000	Grifols Worldwide Operations Ltd.(b)	5.25%	04/01/2022	306,900
125,000	Smurfit Kappa Acquisitions(c)	3.25%	06/01/2021	157,290
				1,049,324

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
Italy - 0.59%
$100,000	Enel SpA(d)	6.50%	01/10/2074	$138,275
200,000	Telecom Italia SpA	5.38%	01/29/2019	281,898
50,000	Telecom Italia SpA	6.38%	06/24/2019	88,245
				508,418
Jersey - 0.42%
200,000	AA Bond Co. Ltd.(c)	9.50%	07/31/2019	357,461
Luxembourg - 4.57%
100,000	Altice SA(b)	7.25%	05/15/2022	131,200
250,000	APERAM(b)	7.75%	04/01/2018	260,938
405,000	ArcelorMittal	5.50%	03/01/2021	427,275
150,000	Capsugel SA(b)(e)	7.00%	05/15/2019	149,906
400,000	ConvaTec Finance International SA(b)(e)	8.25%	01/15/2019	407,250
100,000	Dufry Finance SCA(b)	4.50%	07/15/2022	131,584
230,000	Galapagos SA/Luxembourg(b)(d)	4.83%	06/15/2021	286,942
215,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b)	5.75%	08/01/2022	217,419
200,000	Matterhorn Midco & Cy SCA(c)	7.75%	02/15/2020	267,642
200,000	Monitchem HoldCo 3 SA(b)(d)	4.83%	06/15/2021	252,927
100,000	Telenet Finance Luxembourg SCA(c)	6.38%	11/15/2020	134,042
100,000	Telenet Finance V Luxembourg SCA(c)	6.25%	08/15/2022	137,044
173,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	8.75%	02/01/2019	182,515
100,000	Wind Acquisition Finance SA(b)(d)	4.20%	07/15/2020	126,306
145,000	Wind Acquisition Finance SA(b)	7.00%	04/23/2021	189,187
275,000	Wind Acquisition Finance SA(c)(d)	4.20%	07/15/2020	347,340
200,000	Xella Holdco Finance SA(b)(e)	9.13%	09/15/2018	266,505
				3,916,022
Netherlands -1.44%
155,000	Axalta Coating Systems US Holdings, Inc. / Axalta Coating Systems Dutch Holding B(c)	5.75%	02/01/2021	208,499
100,000	Grupo Antolin Dutch BV(b)	4.75%	04/01/2021	129,021
170,000	InterXion Holding NV(c)	6.00%	07/15/2020	224,618
100,000	OI European Group BV(c)	4.88%	03/31/2021	135,949
100,000	Refresco Gerber BV(c)	7.38%	05/15/2018	132,952
100,000	Schaeffler Holding Finance BV(b)(e)	6.88%	08/15/2018	132,684
100,000	Schaeffler Holding Finance BV(c)(e)	6.88%	08/15/2018	132,684
100,000	Telefonica Europe BV(d)(f)	6.50%	Perpetual Maturity	137,458
				1,233,865

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
Norway - 0.20%
$140,000	Albain Bidco Norway AS(b)	6.75%	11/01/2020	$168,906
Spain - 0.31%
110,000	Obrascon Huarte Lain SA	4.75%	03/15/2022	140,839
100,000	PortAventura Entertainment Barcelona BV(b)	7.25%	12/01/2020	128,832
				269,671
United States - 25.35%
195,000	Access MidStream Partners LP	5.88%	04/15/2021	206,700
260,000	ACCO Brands Corp.	6.75%	04/30/2020	270,400
70,000	Accudyne InduStries Borrower LLC(b)	7.75%	12/15/2020	72,975
225,000	ACI Worldwide, Inc.(b)	6.38%	08/15/2020	234,000
125,000	Alpha Natural Resources, Inc.	6.00%	06/01/2019	76,250
310,000	American Builders & Contractors Supply Co., Inc.(b)	5.63%	04/15/2021	304,575
165,000	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.00%	05/20/2022	173,662
155,000	Amsurg Corp.(b)	5.63%	07/15/2022	154,225
270,000	Apex Tool Group LLC(b)	7.00%	02/01/2021	249,750
225,000	Ashtead Capital, Inc.(b)	6.50%	07/15/2022	239,625
165,000	Audatex North America, Inc.(b)	6.00%	06/15/2021	169,950
175,000	Berry Plastics Corp.	5.50%	05/15/2022	168,656
270,000	Biomet, Inc.	6.50%	10/01/2020	284,175
150,000	BlueLine Rental Finance Corp.(b)	7.00%	02/01/2019	154,500
320,000	Building Materials Corp. of America(b)	6.75%	05/01/2021	336,000
170,000	Cablevision Systems Corp.	5.88%	09/15/2022	165,112
160,000	California Resources Corp.(b)	5.50%	09/15/2021	162,600
130,000	Calpine Corp.(b)	7.88%	01/15/2023	142,675
10,000	Calpine Corp.	5.38%	01/15/2023	9,712
200,000	Carlson Travel Holdings, Inc.(b)(e'	7.50%	08/15/2019	202,500
100,000	CCO Holdings LLC / CCO Holdings Capital Corp.	8.13%	04/30/2020	105,875
125,000	CCO Holdings LLC / CCO Holdings Capital Corp.	6.50%	04/30/2021	130,781
100,000	Celanese US Holdings LLC	3.25%	10/15/2019	127,609
155,000	Cequel Communications Holdings I LLC / Cequel Capital Corp.(b)	5.13%	12/15/2021	149,187
110,000	Chesapeake Energy Corp.	5.38%	06/15/2021	113,162
355,000	CHS/Community Health Systems, Inc.(b)	6.88%	02/01/2022	371,862
135,000	CITGO Petroleum Corp.(b)	6.25%	08/15/2022	140,737
145,000	Cott Beverages, Inc.(b)	5.38%	07/01/2022	140,650
150,000	Crimson Merger Sub, Inc.(b)	6.63%	05/15/2022	136,875
140,000	Dana Holding Corp.	5.38%	09/15/2021	143,150

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014
Principal Amount/Description		Rate	Maturity	Value
$145,000	DaVita Healthcare Partners, Inc.	5.75%	08/15/2022	$150,800
285,000	DBP Holding Corp.(b)	7.75%	10/15/2020	250,800
280,000	Denali Borrower LLC / Denali Finance Corp.(b)	5.63%	10/15/2020	288,750
175,000	Denbury Resources, Inc.	5.50%	05/01/2022	173,906
220,000	DISH DBS Corp.	5.88%	07/15/2022	224,950
105,000	Endo Finance LLC(b)	5.75%	01/15/2022	103,950
45,000	Endo Finance LLC & Endo Finco, Inc.(b)	7.25%	01/15/2022	47,587
65,000	Energy XXI Gulf Coast, Inc.(b)	6.88%	03/15/2024	61,262
175,000	Envision Healthcare Corp.(b)	5.13%	07/01/2022	172,812
430,000	First Data Corp.(b)	8.25%	01/15/2021	457,950
115,000	Flexi-Van Leasing, Inc.(b)	7.88%	08/15/2018	120,462
295,000	Forum Energy Technologies, Inc.	6.25%	10/01/2021	304,587
115,000	Frontier Communications Corp.	7.63%	04/15/2024	119,887
190,000	Global Brass & Copper, Inc.	9.50%	06/01/2019	211,850
120,000	Halcon Resources Corp.	9.75%	07/15/2020	122,700
315,000	HCA Holdings, Inc.	6.25%	02/15/2021	330,750
315,000	HD Supply, Inc.	7.50%	07/15/2020	328,388
170,000	Hockey Merger Sub 2, Inc.(b)	7.88%	10/01/2021	174,888
150,000	Ingles Markets, Inc.	5.75%	06/15/2023	151,125
275,000	Intelsat Jackson Holdings SA	7.50%	04/01/2021	294,594
150,000	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.(b)	6.88%	02/15/2019	150,750
150,000	Isle of Capri Casinos, Inc.	8.88%	06/15/2020	160,125
125,000	Jarden Corp.(b)	3.75%	10/01/2021	160,645
105,000	JBS USA LLC / JBS USA Finance, Inc.(b)	7.25%	06/01/2021	110,775
190,000	JBS USA LLC / JBS USA Finance, Inc.(b)	7.25%	06/01/2021	200,450
15,000	Kinder Morgan, Inc.(b)	5.00%	02/15/2021	15,713
210,000	Kinetic Concepts, Inc. / KCI USA, Inc.	10.50%	11/01/2018	228,900
110,000	Kraton Polymers LLC / Kraton Polymers Capital Corp.	6.75%	03/01/2019	114,469
145,000	Level 3 Escrow II, Inc.(b)	5.38%	08/15/2022	143,188
55,000	Level 3 Financing, Inc.(b)	6.13%	01/15/2021	56,856
90,000	Level 3 Financing, Inc.	7.00%	06/01/2020	95,288
165,000	Levi Strauss & Co.	6.88%	05/01/2022	173,250
135,000	LIN Television Corp.	6.38%	01/15/2021	136,688
10,000	Linn Energy LLC / Linn Energy Finance Corp.	6.50%	05/15/2019	9,850
315,000	Linn Energy LLC / Linn Energy Finance Corp.	6.25%	11/01/2019	309,094
30,000	Linn Energy LLC / Linn Energy Finance Corp.	6.50%	09/15/2021	29,400
115,000	Meccanica Holdings USA, Inc.(b)	6.25%	07/15/2019	124,223
165,000	Memorial Resource Development Corp.(b)	5.88%	07/01/2022	161,700

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Principal Amount/Description		Rate	Maturity	Value
$115,000	Michaels Stores, Inc.(b)	5.88%	12/15/2020	$114,713
225,000	Milacron LLC / Mcron Finance Corp.(b)	7.75%	02/15/2021	237,938
150,000	Natural Resource Partners LP / NRP Finance Corp.	9.13%	10/01/2018	154,875
25,000	Neiman Marcus Group Ltd. LLC(b)	8.00%	10/15/2021	26,125
220,000	Neiman Marcus Group Ltd. LLC(b)(e'	8.75%	10/15/2021	232,650
240,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp.(b)	5.88%	03/15/2022	256,200
255,000	NRG Energy, Inc.(b)	6.25%	07/15/2022	262,809
80,000	NRG Energy, Inc.	6.63%	03/15/2023	83,000
115,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	121,900
120,000	Oasis Petroleum, Inc.	6.88%	01/15/2023	126,900
230,000	Paragon Offshore PLC(b)	6.75%	07/15/2022	194,925
80,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp.	6.50%	05/15/2021	84,200
210,000	PHI, Inc.	5.25%	03/15/2019	211,838
290,000	Pinnacle Entertainment, Inc.	6.38%	08/01/2021	304,500
180,000	Pittsburgh Glass Works LLC(b)	8.00%	11/15/2018	191,700
100,000	Plastipak Holdings, Inc.(b)	6.50%	10/01/2021	102,000
148,000	Polymer Group, Inc.	7.75%	02/01/2019	153,920
115,000	Post Holdings, Inc.(b)	6.00%	12/15/2022	105,800
160,000	Prestige Brands, Inc.(b)	5.38%	12/15/2021	151,200
145,000	Regency Energy Partners LP / Regency Energy Finance Corp.	5.88%	03/01/2022	151,888
70,000	Rent-A-Center, Inc.	6.63%	11/15/2020	66,080
115,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	8.25%	02/15/2021	122,188
230,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	5.75%	10/15/2020	235,175
200,000	RJS Power Holdings LLC(b)	5.13%	07/15/2019	199,000
120,000	RR Donnelley & Sons Co.	7.00%	02/15/2022	127,200
105,000	RR Donnelley & Sons Co.	6.00%	04/01/2024	103,950
243,000	Sabine Pass Liquefaction LLC	5.63%	02/01/2021	250,898
175,000	Sally Holdings LLC / Sally Capital, Inc.	5.75%	06/01/2022	179,375
295,000	Scientific Games International, Inc.	6.25%	09/01/2020	247,800
205,000	Sequa Corp.(b)	7.00%	12/15/2017	178,863
195,000	Serta Simmons Holdings LLC(b)	8.13%	10/01/2020	206,700
140,000	Seventy Seven Energy, Inc.(b)	6.50%	07/15/2022	138,250
140,000	Sinclair Television Group, Inc.	5.38%	04/01/2021	138,600
55,000	Sinclair Television Group, Inc.	6.38%	11/01/2021	56,513
235,000	Six Flags Entertainment Corp.	5.25%	01/15/2021	229,125
110,000	Smithfield Foods, Inc.	6.63%	08/15/2022	116,600
120,000	Spectrum Brands, Inc.	6.38%	11/15/2020	125,700
230,000	Sprint Communications, Inc.	6.00%	11/15/2022	223,963

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
$200,000	Sprint Corp.(b)	7.25%	09/15/2021	$208,750
65,000	Steel Dynamics, Inc.(b)	5.13%	10/01/2021	65,975
60,000	Steel Dynamics, Inc.(b)	5.50%	10/01/2024	60,450
115,000	Stone Energy Corp.	7.50%	11/15/2022	119,060
229,000	Suburban Propane Partners LP / Suburban Energy Finance Corp.	7.38%	08/01/2021	243,885
225,000	Summit Materials LLC / Summit Materials Finance Corp.	10.50%	01/31/2020	249,750
50,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(b)	7.38%	02/01/2020	52,750
115,000	Sungard Availability Services Capital, Inc.(b)	8.75%	04/01/2022	86,250
135,000	SunGard Data Systems, Inc.	7.63%	11/15/2020	141,750
220,000	Tempur Sealy International, Inc.	6.88%	12/15/2020	235,400
105,000	Tenet Healthcare Corp.	6.00%	10/01/2020	111,300
190,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.13%	10/15/2021	197,125
135,000	The ADT Corp.	6.25%	10/15/2021	140,062
230,000	The Goodyear Tire & Rubber Co.	6.50%	03/01/2021	240,350
160,000	Time, Inc.(b)	5.75%	04/15/2022	153,600
15,000	T-Mobile USA, Inc.	6.54%	04/28/2020	15,431
40,000	T-Mobile USA, Inc.	6.63%	04/28/2021	41,150
120,000	T-Mobile USA, Inc.	6.00%	03/01/2023	120,300
160,000	T-Mobile USA, Inc.	6.25%	04/01/2021	162,200
100,000	TMS International Corp.(b)	7.63%	10/15/2021	105,000
25,000	Toys R Us Property Co. II LLC	8.50%	12/01/2017	25,313
115,000	Tronox Finance LLC	6.38%	08/15/2020	116,150
175,000	Univision Communications, Inc.(b)	6.88%	05/15/2019	182,875
165,000	Walter Investment Management Corp.(b)	7.88%	12/15/2021	163,350
155,000	West Corp.(b)	5.38%	07/15/2022	143,375
70,000	WindStream Corp.	7.75%	10/01/2021	74,900
105,000	WindStream Corp.	7.50%	04/01/2023	108,150
90,000 WMG Acquisition Corp.(c)		6.25%	01/15/2021	119,086
				21,710,090

TOTAL HIGH YIELD DEBT (Cost $36,308,986)				35,708,955

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
SHORT-TERM INVESTMENTS - 5.18%
4,439,626	State Street Institutional Trust (7 Day Yield 0.00%)	$4,439,626

TOTAL SHORT-TERM INVESTMENTS (Cost $4,439,626)		4,439,626

TOTAL INVESTMENTS - 100.43% (Cost $87,483,601)		86,007,862
CASH - 0.10%		89,120
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.53)%		(461,327)
NET ASSETS - 100.00%		$85,635,655

(a)
All or a portion of this position has not settled as of September 30, 2014. The interest Rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank OfferdRate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

(b)
Security exempt from regiStration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market Value of Rule 144A securities amounts to $16,906,733, which represents approximately 19.74%o of net assets as of September 30, 2014.

(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from regiStration. Such securities cannot be sold in the United States without either an effective regiStration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regiStration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2014, the aggregate market Value of those securities was $4,520,954, representing 5.28% of net assets.

(d)	Floating or variable Rate security. Interest Rate disclosed is that which is in effect at September 30, 2014.
(e)	Pay-in-kind securities.
(f)	This security has no contractual Maturity date, is not redeemable and contractually pays an indefinite Stream of interest.

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2014

Common Abbreviations:
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e.,owned by shareholders.
AS - Anonim Sirket is the Turkish term for Incorporation.
BV - Besloten Vennootschap a Dutch private limited liability company.
GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
KG - Kommanditgesellschaft is the German term for a private limited company.
LLC - Limited Liability Corp.
LP - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Co.
Pty. - Proprietary.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
S.A.R.L. - Société Anonyme à Responsabilité Limitée (French: Limited Liability Company)
SAS - Societe per actions simplifiee is the French term for a joint stock company.
SCA- Societe en commandite pe actiuni is the Romanian term for limited liability partnership.
SpA - Societa per Azioni.
S.r.l. - Società a Responsabilità Limitata (Italian: limited company)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Contract Type	Settlement Date	Current Value	Unrealized Appreciation
State Street Boston	EUR	8,892,350	Sale	10/07/2014	$11,231,970	$344,186
State Street Boston	GBP	1,828,446	Sale	10/07/2014	2,964,021	36,787
						$380,973

*	The contracted amount is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR - Euro
GBP - British Pound Sterling

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
COMMON STOCKS - 8.75%
Apparel - 0.52%
1,000	Deckers Outdoor Corp.(a)(b)	$97,180
Beverages -0.32%
1,400	The Coca-Cola Co.(b)	59,724
Coal - 0.19%
16,690	Arch Coal, Inc.(b)	35,383
Computers -1.44%
2,100	Apple, Inc.(b)	211,575
2,000	EMC Corp.(b)	58,520
		270,095
Engineering & Construction - 0.15%
500	Chicago Bridge & Iron Co. NV(b)	28,925
Food - 0.37%
1,650	Campbell Soup Co.(b)	70,504
Gas - 0.22%
1,000	NiSource, Inc.(b)	40,980
Internet -1.60%
200	Amazon.com, Inc.(a)(b)	64,488
800	Rackspace Hosting, Inc.(a)(b)	26,040
1,200	SINA Corp.(a)	49,368
1,100	TIBCO Software, Inc.(a)(b)	25,993
3,300	Yahoo!, Inc.(a)(b)	134,475
		300,364
Mining - 0.51%
2,000	Cameco Corp.	35,320
3,200	Teck Resources Ltd. - Class B	60,448
		95,768
Oil & Gas -1.02%
2,500	ConocoPhiNips(b)	191,300
Pharmaceuticals - 0.38%
1,000	AStraZeneca PLC - Sponsored ADR(b)	71,440
Semiconductors - 0.92%
5,000	Intel Corp.(b)	174,100
Software - 0.58%
300	Autodesk, Inc.(a)	16,530
2,000	Microsoft Corp.	92,720
		109,250

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund	Schedule of Investments
September 30, 2014

Shares/Description		Value
Telecommunications - 0.53%
2,000	Verizon Communications, Inc.	$99,980

TOTAL COMMON STOCKS (Cost $1,652,991)		1,644,993
EXCHANGE-TRADED FUNDS - 15.01%
900	Energy Select Sector SPDR® Fund(b)	81,558
12,900	Financial Select Sector SPDR® Fund	298,893
4,056	InduStrial Select Sector SPDR® Fund	215,577
7,400	iShares® Russell 2000® ETF(b)	809,190
34,700	Market Vectors® Gold Miners ETF(b)	741,088
300	SPDR® S&P 500® ETF Trust(b)	59,106
2,000	SPDR® S&P Oil & Gas Exploration & Production ETF(b)	137,660
12,648	SPDR® S&P Regional Banking ETF(b)	478,853

TOTAL EXCHANGE-TRADED FUNDS (Cost $2,944,794)		2,821,925

Number of Contracts	Description	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS - 1.30%
Purchased Call Options - 0.59%
50	Akamai Technologies, Inc.	$62.50	11/22/2014	9,900
21	Apple, Inc.	95.00	04/17/2015	21,368
35	Chevron Corp.	135.00	12/20/2014	577
100	Cisco Systems, Inc.	25.00	01/17/2015	10,700
5	Deere & Co.	87.50	12/20/2014	395
10	DISH Network Corp.	75.00	12/20/2014	850
20	Energy Select Sector SPDR® Fund	110.00	01/17/2015	120
50	General Electric Co.	26.00	10/18/2014	1,150
25	InduStrial Select Sector SPDR® Fund	56.00	12/20/2014	763
10	International Business Machines Corp.	195.00	10/18/2014	1,410
14	JC Penney Co., Inc.	10.00	11/22/2014	1,225
14	Juniper Networks, Inc.	24.00	01/17/2015	777
20	Lennar Corp.	43.00	11/22/2014	760
20	Macy's, Inc.	60.00	11/22/2014	2,620
18	NCR Corp.	33.00	10/18/2014	1,980
100	Newmont Mining Corp.	26.00	10/18/2014	400
25	Peabody Energy Corp.	18.00	12/20/2014	87
58	Red Hat, Inc.	65.00	12/20/2014	3,045
100	Tenaris SA	50.00	12/20/2014	4,000
14	The Coca-Cola Co.	41.00	10/18/2014	2,534

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund	Schedule of Investments
September 30, 2014

Number of Contracts	Description	Exercise Price	Expiration Date	Value
20	The Interpublic Group of Cos, Inc.	$19.00	10/18/2014	$700
70	The Kroger Co.	48.00	10/18/2014	28,350
44	Wells Fargo & Co.	52.50	10/18/2014	2,244
80	Wells Fargo & Co.	55.00	10/18/2014	400
96	Yahoo!, Inc.	40.00	10/18/2014	14,832
100	Yahoo!, Inc.	50.00	10/18/2014	350

TOTAL PURCHASED CALL OPTIONS (Cost $137,552)				111,537

Purchased Put Options - 0.71%
50	American International Group, Inc.	52.50	11/22/2014	4,775
30	SPDR® S&P 500® ETF Trust	199.00	10/03/2014	6,945
20	SPDR® S&P 500® ETF Trust	196.00	10/18/2014	4,180
60	SPDR® S&P 500® ETF Trust	197.00	10/18/2014	14,640
15	SPDR® S&P 500® ETF Trust	199.00	10/18/2014	5,040
40	SPDR® S&P 500® ETF Trust	200.00	10/18/2014	15,760
100	SPDR® S&P 500® ETF Trust	201.00	10/18/2014	46,150
80	SPDR® S&P 500® ETF Trust	190.00	11/22/2014	17,840
20	SPDR® S&P 500® ETF Trust	196.00	11/22/2014	7,650
67	Xilinx, Inc.	41.00	12/20/2014	9,447

TOTAL PURCHASED PUT OPTIONS (Cost $98,525)				132,427

TOTAL PURCHASED OPTIONS (Cost $236,077)				243,964

Shares/Description		Value
SHORT-TERM INVESTMENTS - 61.32%
11,529,893	State Street Institutional Trust (7 Day Yield 0.00%)	11,529,893

TOTAL SHORT-TERM INVESTMENTS (Cost $11,529,893)		11,529,893

TOTAL INVESTMENTS - 86.38% (Cost $16,363,755)		16,240,775
CASH HELD AS COLLATERAL FOR WRITTEN OPTIONS - 14.43%		2,712,788
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.81)%		(152,838)
NET ASSETS - 100.00%		$18,800,725

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund	Schedule of Investments
September 30, 2014

(a)	Non-income producing security.
(b)	All or a portion of this .security may be .subject to written call options.

Common Abbreviations:

ADR - American Depositary Receipt.
ETF - Exchange-Traded Fund.
Ltd. - Limited.
MSCI - Morgan Stanley Capital International.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Co.
SA - Generally designates corporations in various countries, mostly those employing the civil law. S&P - Standard and Poor's.
SPDR - Standard and Poor's Depositary Receipt.

SCHEDULE OF WRITTEN OPTIONS

Number of Contracts	Description	Exercise Price	Expiration Date	Value
Written Call Options
(2)	Amazon.com, Inc.	$350.00	10/18/2014	$(112)
(42)	Apple, Inc.	120.00	01/15/2016	(23,205)
(6)	Arch Coal, Inc.	4.00	10/18/2014	(9)
(26)	Arch Coal, Inc.	6.00	10/18/2014	(26)
(10)	AStraZeneca PLC - Sponsored ADR	75.00	10/18/2014	(750)
(3)	Autodesk, Inc.	62.50	11/22/2014	(271)
(10)	Campbell Soup Co.	44.00	10/18/2014	(150)
(5)	Chicago Bridge & Iron Co. NV	65.00	11/22/2014	(312)
(25)	ConocoPhillips	87.50	11/22/2014	(238)
(10)	Deckers Outdoor Corp.	100.00	10/18/2014	(1,425)
(20)	EMC Corp.	31.00	01/17/2015	(1,880)
(9)	Energy Select Sector SPDR® Fund	93.00	10/18/2014	(513)
(50)	Intel Corp.	33.00	10/18/2014	(10,700)
(64)	iShares® Russell 2000® ETF	113.50	10/18/2014	(2,080)
(10)	Macy's, Inc.	65.00	10/18/2014	(30)
(86)	Market Vectors® Gold Miners ETF	25.00	12/20/2014	(2,580)
(15)	Market Vectors® Gold Miners ETF	33.00	01/15/2016	(998)
(18)	NCR Corp.	35.00	10/18/2014	(540)
(10)	NiSource, Inc.	40.00	10/18/2014	(1,350)
(4)	Rackspace Hosting, Inc.	35.00	10/18/2014	(120)
(29)	SPDR® S&P 500® ETF Trust	192.00	12/20/2014	(24,636)
(20)	SPDR® S&P Oil & Gas Exploration & Production ETF	74.00	10/18/2014	(550)
(50)	SPDR® S&P Regional Banking ETF	41.00	10/18/2014	(150)
(28)	The Coca-Cola Co.	43.00	10/18/2014	(1,092)
(60)	The Kroger Co.	52.50	10/18/2014	(3,000)
(11)	TIBCO Software, Inc.	21.00	10/18/2014	(2,943)
(5)	Yahoo!, Inc.	44.00	10/18/2014	(132)
(212)	Yahoo!, Inc.	45.00	10/18/2014	(3,604)

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund	Schedule of Investments
September 30, 2014

Number of Contracts	Description	Exercise Price	Expiration Date	Value
(12)	Yahoo!, Inc.	$46.00	01/17/2015	$(1,476)

Total Written Call Options (Premiums received $86,625)				$(84,872)

Written Put Options
(50)	American International Group, Inc.	52.50	10/31/2014	(2,850)
(6)	Anadarko Petroleum Corp.	105.00	10/18/2014	(3,150)
(5)	ANN, Inc.	38.00	10/18/2014	(100)
(10)	ANN, Inc.	40.00	10/18/2014	(625)
(6)	Autodesk, Inc.	50.00	10/18/2014	(309)
(3)	Autodesk, Inc.	50.00	11/22/2014	(359)
(42)	Cliffs Natural Resources, Inc.	11.00	10/18/2014	(4,389)
(120)	Consumer Staples Select Sector SPDR® Fund	44.00	12/20/2014	(8,280)
(50)	Energy Select Sector SPDR® Fund	89.00	10/18/2014	(4,950)
(50)	Energy Select Sector SPDR® Fund	89.00	11/22/2014	(10,100)
(3)	Gilead Sciences, Inc.	100.00	10/18/2014	(372)
(15)	Hertz Global Holdings, Inc.	26.00	10/18/2014	(1,875)
(30)	iShares® MSCI® Brazil Capped ETF	41.00	10/18/2014	(1,920)
(180)	iShares® MSCI® Brazil Capped ETF	43.00	10/18/2014	(24,930)
(84)	iShares® Russell 2000® ETF	108.00	10/18/2014	(12,180)
(45)	iShares® Russell 2000® ETF	110.00	10/18/2014	(10,102)
(60)	iShares® Russell 2000® ETF	111.00	10/18/2014	(16,590)
(240)	iShares® Russell 2000® ETF	112.00	10/18/2014	(81,240)
(105)	iShares® Russell 2000® ETF	113.00	10/18/2014	(43,155)
(200)	iShares® Russell 2000® ETF	105.00	11/22/2014	(38,800)
(86)	Market Vectors® Gold Miners ETF	20.50	12/20/2014	(6,923)
(120)	Market Vectors® Oil Service ETF	51.00	10/03/2014	(17,700)
(124)	Market Vectors® Oil Service ETF	52.00	10/18/2014	(32,550)
(5)	McDonald's Corp.	94.00	10/18/2014	(503)
(10)	Molson Coors Brewing Co.	65.00	10/18/2014	(50)
(10)	Mylan, Inc.	40.00	10/18/2014	(75)
(15)	NRG Energy, Inc.	27.00	12/20/2014	(712)
(25)	Peabody Energy Corp.	15.00	10/18/2014	(6,762)
(10)	Petroleo Brasileiro SA	14.50	10/03/2014	(590)
(20)	Petroleo Brasileiro SA	13.00	11/22/2014	(2,060)
(11)	Petroleo Brasileiro SA	16.00	11/22/2014	(3,108)
(10)	QUALCOMM, Inc.	65.00	10/18/2014	(55)
(10)	QUALCOMM, Inc.	67.50	10/18/2014	(100)
(10)	Spansion, Inc.	20.00	10/18/2014	(400)
(30)	SPDR® S&P Oil & Gas Exploration & Production ETF	66.50	10/18/2014	(2,865)
(50)	SPDR® S&P Regional Banking ETF	39.00	10/18/2014	(6,725)
(10)	Sysco Corp.	36.00	10/18/2014	(425)
(10)	United Continental Holdings, Inc.	42.00	12/20/2014	(1,805)

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund	Schedule of Investments
September 30, 2014

Number of Contracts	Description	Exercise Price	Expiration Date	Value
(25)	Utilities Select Sector SPDR® Fund	$41.00	10/18/2014	$(462)
(134)	Xilinx, Inc.	40.00	10/18/2014	(5,963)
(20)	Xilinx, Inc.	38.00	12/20/2014	(1,170)

Total Written Put Options (Premiums received $214,522)				$(357,279)

Total Written Options (Premiums received $301,147)				$(442,151)

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities	September 30, 2014

ASSETS:
Investment in securities:
At cost	$678,929,148
At value	$747,642,489
Dividends receivable	1,147,460
Receivable for fund shares sold	1,042,571
Receivable for fund investments sold	139,955
Prepaid expenses and other assets	44,593
Total Assets	750,017,068
LIABILITIES:
Facility loan fee payable	8,019
Payable for fund investments purchased	3,787,623
Payable for fund shares redeemed	380,806
Payable to Adviser	618,225
Payable for Fund Accounting and Administration fees	49,819
Accrued 12b-1 fees - Class R Shares	149,575
Payable for Custodian fees	25,655
Payable for Audit fees	18,865
Payable to Transfer agency	5,754
Payable to Trustees and Officers	4,049
Other accrued expenses	47,068
Total Liabilities	5,095,458
Net Assets	$744,921,610
NET ASSETS CONSIST OF:
Paid-in capital	$615,414,311
Accumulated net investment income	12,332,698
Accumulated net realized gain on investments	48,461,260
Net unrealized appreciation on investments	68,713,341
Net Assets	$744,921,610
PRICING OF SHARES:
Class I Shares(a)
Net Assets	$39,622,563
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	3,034,928
Net Asset Value Per Share, Offering and Redemption Price Per Share	$13.06
Minimum Redemption Price Per Share(b)	$12.80
Class R Shares
Net Assets	$705,299,047
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	54,039,428
Net Asset Value Per Share, Offering and Redemption Price Per Share	$13.05
Minimum Redemption Price Per Share(b)	$12.79

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities	September 30, 2014

(a)	Commenced operations on August 11, 2014.
(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund
Statement of Assets and Liabilities	September 30, 2014

ASSETS:
Investment in securities:
At cost	$1,356,280,502
At value	$1,368,814,316
Receivable for fund shares sold	7,976,321
Interest receivable	3,982,573
Receivable for fund investments sold	2,148,523
Dividends receivable	1,864,974
Prepaid expenses and other assets	72,238
Total Assets	1,384,858,945
LIABILITIES:
Facility loan fee payable	14,072
Payable for fund investments purchased	1,763,992
Payable for fund shares redeemed	917,819
Payable to Adviser	835,702
Payable for Fund Accounting and Administration fees	122,986
Accrued 12b-1 fees - Class R Shares	63,660
Payable for Custodian fees	48,382
Payable for Audit fees	22,765
Payable to Transfer agency	29,854
Payable to Trustees and Officers	7,893
Other accrued expenses	96,310
Total Liabilities	3,923,435
Net Assets	$1,380,935,510
NET ASSETS CONSIST OF:
Paid-in capital	$1,375,363,859
Accumulated net investment income	259,043
Accumulated net realized loss on investments	(7,221,206)
Net unrealized appreciation on investments	12,533,814
Net Assets	$1,380,935,510

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund
Statement of Assets and Liabilities	September 30, 2014

PRICING OF SHARES:
Class I Shares
Net Assets	$1,148,744,415
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	105,626,096
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.88
Minimum Redemption Price Per Share(a)	$10.66
Class R Shares
Net Assets	$232,191,095
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	21,324,599
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.89
Minimum Redemption Price Per Share(a)	$10.67

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth Equity Opportunity Fund
Statement of Assets and Liabilities	September 30, 2014

ASSETS:
Investment in securities:
At cost	$9,766,954
At value	$10,488,175
Receivable for fund shares sold	256,500
Dividends receivable	15,951
Prepaid expenses and other assets	16,947
Total Assets	10,777,573
LIABILITIES:
Facility loan fee payable	115
Payable to Adviser	3,643
Payable for Fund Accounting and Administration fees	962
Accrued 12b-1 fees - Class R Shares	1,805
Payable for Custodian fees	4,941
Payable for Audit fees	17,765
Payable to Transfer agency	2,574
Payable to Trustees and Officers	39
Other accrued expenses	850
Total Liabilities	32,694
Net Assets	$10,744,879
NET ASSETS CONSIST OF:
Paid-in capital	$8,381,831
Accumulated net realized gain on investments	1,641,827
Net unrealized appreciation on investments	721,221
Net Assets	$10,744,879
PRICING OF SHARES:
Class I Shares
Net Assets	$1,924,719
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	158,387
Net Asset Value Per Share, Offering and Redemption Price Per Share	$12.15
Minimum Redemption Price Per Share(a)	$11.91
Class R Shares
Net Assets	$8,820,160
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	725,999
Net Asset Value Per Share, Offering and Redemption Price Per Share	$12.15
Minimum Redemption Price Per Share(a)	$11.91

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund
Statement of Assets and Liabilities	September 30, 2014

ASSETS:
Investment in securities:
At cost	$87,483,601
At Value	$86,007,862
Cash	89,120
Foreign currency, at Value (Cost $236,604)	228,354
Receivable for fund investments sold	2,661,637
Interest receivable	763,555
Unrealized appreciation on forward foreign currency contracts	380,973
Dividends receivable	40,930
Receivable for fund shares sold	36,168
Prepaid expenses and other assets	9,293
Total Assets	90,217,892
LIABILITIES:
Facility loan fee payable	938
Payable for fund investments purchased	4,382,746
Payable for fund shares redeemed	69,316
Payable to Adviser	56,112
Payable for Fund Accounting and Administration fees	17,279
Accrued 12b-1 fees - Class R Shares	4,889
Payable for Custodian fees	15,184
Payable for Audit fees	22,765
Payable to Transfer agency	3,784
Payable to Trustees and Officers	518
Other accrued expenses	8,706
Total Liabilities	4,582,237
Net Assets	$85,635,655
NET ASSETS CONSIST OF:
Paid-in capital	$84,797,469
Accumulated net investment income	324,092
Accumulated net realized gain on investments and forward foreign currency contracts	1,479,733
Net unrealized depreciation on investments	(965,639)
Net Assets	$85,635,655

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund
Statement of Assets and Liabilities	September 30, 2014

PRICING OF SHARES:
Class I Shares
Net Assets	$69,473,025
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	6,779,834
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.25
Minimum Redemption Price Per Share(a)	$10.05
Class R Shares
Net Assets	$16,162,630
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	1,578,295
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.24
Minimum Redemption Price Per Share(a)	$10.04

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund
Statement of Assets and Liabilities	September 30, 2014

ASSETS:
Investment in securities:
At cost	$16,363,755
At value	$16,240,775
Cash held as collateral for written options	2,712,788
Deposit with broker for written options	624,393
Receivable for fund investments sold	555,915
Dividends receivable	3,440
Receivable for fund shares sold	3,240
Prepaid expenses and other assets	15,105
Total Assets	20,155,656
LIABILITIES:
Facility loan fee payable	189
Written options, at Value (Premiums received $301,147)	442,151
Payable for fund investments purchased	864,093
Payable to Adviser	12,857
Payable for Fund Accounting and Administration fees	2,667
Accrued 12b-1 fees	3,838
Payable for Custodian fees	5,429
Payable for Audit fees	19,765
Payable to Trustees and Officers	83
Other accrued expenses	3,859
Total Liabilities	1,354,931
Net Assets	$18,800,725
NET ASSETS CONSIST OF:
Paid-in capital	$18,143,573
Accumulated net realized gain on investments, securities sold short and written options	921,136
Net unrealized depreciation on investments and written options	(263,984)
Net Assets	$18,800,725
PRICING OF SHARES:
Net Assets	$18,800,725
Shares of beneficial interest outstanding (unlimited number of shares, no par Value)	1,815,259
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.36
Minimum Redemption Price Per Share(a)	$10.15

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities	September 30, 2014

INVESTMENT INCOME:
Dividend income	$27,571,005
Foreign taxes withheld	(858)
Total Investment Income	27,570,147

EXPENSES:
Investment Adviser fee	6,930,474
12b-1 fees - Class R Shares	1,726,064
Accounting and administration fee	286,979
Custodian expenses	79,816
Printing expenses	74,615
Compliance expenses	61,173
Facility loan fee	60,499
Trustee expenses	56,026
Transfer agent expenses	54,830
Legal expenses	50,949
Registration expenses	35,713
Insurance expenses	20,926
Audit expenses	20,605
24f-2 expenses	8,070
Miscellaneous expenses	48,682
Total Expenses	9,515,421
Net Investment Income	18,054,726
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	47,028,796
Total return swap contracts	249,168
Net realized gain	47,277,964
Long-term capital gain distributions from other investment companies	11,542,203
Net change in unrealized appreciation on: Investments	(9,289,320)
Net Realized and Unrealized Gain on Investments and Total return swap contracts	49,530,847
Net Increase in Net Assets Resulting from Operations	$67,585,573

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund
Statement of Operations	For the Year Ended September 30, 2014

INVESTMENT INCOME:
Dividend income	$28,451,985
Interest income	43,391,800
Other income	38,012
Total Investment Income	71,881,797
EXPENSES:
Investment Adviser fee	8,436,507
12b-1 fees - Class R Shares	729,462
Accounting and administration fee	643,256
Transfer agent expenses	289,513
Custodian expenses	136,258
Printing expenses	100,753
Compliance expenses	99,625
Facility loan fee	97,540
Trustee expenses	89,643
Legal expenses	84,663
Registration expenses	83,455
Insurance expenses	42,385
24f-2 expenses	30,034
Audit expenses	24,105
Miscellaneous expenses	73,760
Total Expenses	10,960,959
Net Investment Income	60,920,838

REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	9,312,669
Long-term capital gain distributions from other investment companies	69,538
Net change in unrealized appreciation on: Investments	22,778,299
Net Realized and Unrealized Gain on Investments	32,160,506
Net Increase in Net Assets Resulting from Operations	$93,081,344

See Notes to Financial Statements.

RiverNorth Equity Opportunity Fund
Statement of Operations	For the Year Ended September 30, 2014

INVESTMENT INCOME:
Dividend income	$332,347
Foreign taxes withheld	(2,048)
Total Investment Income	330,299

EXPENSES:
Investment Adviser fee	121,722
Registration expenses	43,105
Transfer agent expenses	26,507
12b-1 fees - Class R Shares	24,142
Audit expenses	19,105
Custodian expenses	15,476
Accounting and administration fee	7,740
Printing expenses	5,111
Compliance expenses	1,029
Trustee expenses	1,022
Facility loan fee	986
Legal expenses	885
Insurance expenses	550
Miscellaneous expenses	3,800
Total expenses before waiver/reimbursement	271,180
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(17,095)
Class R Shares	(65,618)
Net Expenses	188,467
Net Investment Income	141,832

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	1,780,553
Long-term capital gain distributions from other investment companies	257,146
Net change in unrealized appreciation on: Investments	(486,735)
Net Realized and Unrealized Gain on Investments	1,550,964
Net Increase in Net Assets Resulting from Operations	$1,692,796

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund
Statement of Operations	For the Year Ended September 30, 2014

INVESTMENT INCOME:
Dividend income	$1,583,455
Interest income	2,771,956
Other income	32,829
Total Investment Income	4,388,240

EXPENSES:
Investment Adviser fee	742,641
Accounting and administration fee	82,883
12b-1 fees - Class R Shares	69,009
Custodian expenses	46,114
Transfer agent expenses	35,721
Registration expenses	35,016
Audit expenses	24,105
Offering costs	13,679
Printing expenses	10,692
Facility loan fee	7,513
Legal expenses	5,830
Trustee expenses	5,686
Compliance expenses	5,574
24f-2 expenses	4,231
Insurance expenses	1,410
Miscellaneous expenses	8,657
Total expenses before waiver/reimbursement	1,098,761
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(19,885)
Class R Shares	(7,302)
Net Expenses	1,071,574
Net Investment Income	3,316,666

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	1,509,031
Foreign currency transactions	172,767
Net realized gain	1,681,798
Long-term capital gain distributions from other investment companies	172,777
Net change in unrealized depreciation on:
Investments	(1,129,501)
Translation of assets and liabilities denominated in foreign currencies	740,038
Net unrealized depreciation	(389,463)
Net Realized and Unrealized Gain on Investments and translation of assets and liabilities denominated in foreign currencies	1,465,112
Net Increase in Net Assets Resulting from Operations	$4,781,778

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund
Statement of Operations	For the Year Ended September 30, 2014

INVESTMENT INCOME:
Dividend income	$111,430
Foreign taxes withheld	(240)
Total Investment Income	111,190

EXPENSES:
Investment Adviser fee	174,653
12 b-1 fees	43,663
Transfer agent expenses	26,457
Audit expenses	23,105
Registration expenses	22,448
Accounting and administration fee	16,748
Custodian expenses	15,104
Printing expenses	5,026
Dividend expense - short sales	2,939
Facility loan fee	1,691
Legal expenses	1,429
Compliance expenses	1,417
Trustee expenses	1,410
Offering costs	772
Insurance expenses	704
24f-2 expenses	189
Miscellaneous expenses	3,649
Total expenses before waiver/reimbursement	341,404
Less fees waived/reimbursed by Investment Adviser:	(24,089)
Net Expenses	317,315
Net Investment Loss	(206,125)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	97,762
Securities sold short	(180,345)
Written options	1,607,039
Net realized gain	1,524,456
Net change in unrealized depreciation on:
Investments	(182,157)
Written options	(60,046)
Net unrealized depreciation	(242,203)
Net Realized and Unrealized Gain on Investments, securities sold short and written options	1,282,253
Net Increase in Net Assets Resulting from Operations	$1,076,128

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,054,726	$9,822,459
Net realized gain on investments and total return swap contracts	47,277,964	32,697,013
Long-term capital gain distributions from other investment companies	11,542,203	3,933,171
Net change in unrealized appreciation on investments	(9,289,320)	8,612,286
Net increase in net assets resulting from operations	67,585,573	55,064,929

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares(a)	-	-
Class R Shares	(11,486,483)	(15,103,234)
From net realized gains on investments:
Class I Shares(a)	-	-
Class R Shares	(33,304,287)	(23,100,259)
Net decrease in net assets from distributions to shareholders	(44,790,770)	(38,203,493)

CAPITAL SHARE TRANSACTIONS:
Class I Shares(a)
Proceeds from shares sold	40,246,635	-
Cost of shares redeemed	(34,543)	-
Net increase in net assets from capital share transactions	40,212,092	-

Class R Shares
Proceeds from shares sold	237,141,950	178,658,565
Reinvestment of distributions	44,203,084	37,586,237
Cost of shares redeemed	(246,827,216)	(155,089,762)
Redemption fees(b)	31,701	24,918
Net increase in net assets from capital share transactions	34,549,519	61,179,958
Net Increase in Net Assets	97,556,414	78,041,394

NET ASSETS:
Beginning of period	647,365,196	569,323,802
End of period (including accumulated net investment income of $12,332,698 and $1,159)	$744,921,610	$647,365,196

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
OTHER INFORMATION:
Shares Transactions
Class I Shares(a)
Shares sold	3,037,552	-
Shares redeemed	(2,624)	-
Net increase from share transactions	3,034,928	-

Class R Shares
Shares sold	18,345,450	14,487,987
Shares issued in reinvestment of distributions	3,556,161	3,271,213
Shares redeemed	(19,038,395)	(12,600,804)
Net increase from share transactions	2,863,216	5,158,396

(a)	Commenced operations on August 11, 2014.
(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$60,920,838	$62,290,394
Net realized gain on investments	9,312,669	7,045,020
Long-term capital gain distributions from other investment companies	69,538	1,595,279
Net change in unrealized appreciation/(depreciation) on investments	22,778,299	(71,829,885)
Net increase/(decrease) in net assets resulting from operations	93,081,344	(899,192)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(50,992,234)	(53,073,880)
Class R Shares	(16,781,869)	(20,673,415)
From net realized gains on investments:
Class I Shares	(3,325,361)	(7,261,076)
Class R Shares	(1,206,293)	(3,482,436)
Net decrease in net assets from distributions to shareholders	(72,305,757)	(84,490,807)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	598,815,316	391,117,558
Reinvestment of distributions	39,127,768	44,278,773
Cost of shares redeemed	(289,941,452)	(466,135,625)
Redemption fees(a)	66,088	147,578
Net increase/(decrease) in net assets from capital share transactions	348,067,720	(30,591,716)

Class R Shares
Proceeds from shares sold	190,917,165	125,949,097
Reinvestment of distributions	17,494,663	23,633,983
Cost of shares redeemed	(252,876,310)	(309,260,010)
Redemption fees(a)	23,147	41,736
Net decrease in net assets from capital share transactions	(44,441,335)	(159,635,194)
Net Increase/(Decrease) in Net Assets	324,401,972	(275,616,909)

NET ASSETS:
Beginning of period	1,056,533,538	1,332,150,447
End of period (including accumulated net investment income/(loss) of $259,043 and $(109,120))	$1,380,935,510	$1,056,533,538

See Notes to Financial Statements.

RiverNorth/DoubleLine Strategic Income Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	54,921,971	34,901,898
Shares issued in reinvestment of distributions	3,603,782	3,992,459
Shares redeemed	(26,917,896)	(42,413,050)
Net increase/(decrease) from share transactions	31,607,857	(3,518,693)

Class R Shares
Shares sold	17,485,985	11,239,657
Shares issued in reinvestment of distributions	1,609,616	2,125,093
Shares redeemed	(23,220,388)	(27,893,110)
Net decrease from share transactions	(4,124,787)	(14,528,360)

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth Equity Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$141,832	$243,968
Net realized gain on investments	1,780,553	872,669
Long-term capital gain distributions from other investment companies	257,146	42,003
Net change in unrealized appreciation on investments	(486,735)	1,057,181
Net increase in net assets resulting from operations	1,692,796	2,215,821

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(112,441)	(116,174)
Class R Shares	(398,073)	(362,781)
From net realized gains on investments:
Class I Shares	(154,414)	(19,020)
Class R Shares	(539,682)	(67,585)
Net decrease in net assets from distributions to shareholders	(1,204,610)	(565,560)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	405,372	3,742,082
Reinvestment of distributions	260,497	133,382
Cost of shares redeemed	(1,904,952)	(2,268,152)
Redemption fees(b)	509	2,026
Net increase/(decrease) in net assets from capital share transactions	(1,238,574)	1,609,338
Class R Shares
Proceeds from shares sold	2,051,639	7,200,285
Reinvestment of distributions	927,068	421,675
Cost of shares redeemed	(5,474,787)	(4,255,463)
Redemption fees(b)	1,955	12,299
Net increase/(decrease) in net assets from capital share transactions	(2,494,125)	3,378,796
Net Increase/(Decrease) in Net Assets	(3,244,513)	6,638,395

NET ASSETS:
Beginning of period	13,989,392	7,350,997
End of period (including accumulated net investment income of $- and $-)	$10,744,879	$13,989,392

See Notes to Financial Statements.

RiverNorth Equity Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	33,780	349,602
Shares issued in reinvestment of distributions	21,922	12,225
Shares redeemed	(159,846)	(201,919)
Net increase/(decrease) from share transactions	(104,144)	159,908

Class R Shares
Shares sold	170,141	665,867
Shares issued in reinvestment of distributions	77,996	38,761
Shares redeemed	(457,453)	(372,349)
Net increase/(decrease) from share transactions	(209,316)	332,279

(a)	Prior to December 31, 2013, the RiverNorth Equity Opportunity Fund was known as the RiverNorth/Manning & Napier Dividend Income Fund.

(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,316,666	$610,025
Net realized gain/(loss) on investments and forward foreign currency contracts	1,681,798	(59,661)
Long-term capital gain distributions from other investment companies	172,777	11,511
Net change in unrealized depreciation on investments and forward foreign currency contracts	(389,463)	(576,176)
Net increase/(decrease) in net assets resulting from operations	4,781,778	(14,301)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(2,286,995)	(381,295)
Class R Shares	(1,266,786)	(324,649)
Net decrease in net assets from distributions to shareholders	(3,553,781)	(705,944)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	49,829,646	32,486,635
Reinvestment of distributions	2,066,244	346,851
Cost of shares redeemed	(8,300,097)	(7,072,680)
Redemption fees(a)	6,483	4,428
Net increase in net assets from capital share transactions	43,602,276	25,765,234
Class R Shares
Proceeds from shares sold	20,137,356	27,496,607
Reinvestment of distributions	1,251,067	322,553
Cost of shares redeemed	(28,173,487)	(5,282,259)
Redemption fees(a)	3,835	4,721
Net increase/(decrease) in net assets from capital share transactions	(6,781,229)	22,541,622
Net Increase in Net Assets	38,049,044	47,586,611

NET ASSETS:
Beginning of period	47,586,611	-
End of period (including accumulated net investment income of $324,092 and $231,462)	$85,635,655	$47,586,611

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	4,821,757	3,226,812
Shares issued in reinvestment of distributions	199,618	34,763
Shares redeemed	(800,633)	(702,483)
Net increase from share transactions	4,220,742	2,559,092

Class R Shares
Shares sold	1,950,384	2,715,460
Shares issued in reinvestment of distributions	121,086	32,395
Shares redeemed	(2,716,014)	(525,016)
Net increase/(decrease) from share transactions	(644,544)	2,222,839

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2014(a)	For the Period October 12, 2012 (Inception) to September 30, 2013
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(206,125)	$(91,482)
Net realized gain on investments, securities sold short and written options	1,524,456	842,746
Long-term capital gain distributions from other investment companies		157
Net change in unrealized depreciation on investments and written options	(242,203)	(21,781)
Net increase in net assets resulting from operations	1,076,128	729,640

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	-	(779)
From net realized gains on investments	(1,186,667)	-
Net decrease in net assets from distributions to shareholders	(1,186,667)	(779)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,668,196	22,291,221
Reinvestment of distributions	1,179,149	776
Cost of shares redeemed	(9,737,248)	(6,227,539)
Redemption fees(b)	3,289	4,559
Net increase in net assets from capital share transactions	2,113,386	16,069,017
Net Increase in Net Assets	2,002,847	16,797,878

NET ASSETS:
Beginning of period	16,797,878	-
End of period (including accumulated net investment income of $- and $-)	$18,800,725	$16,797,878

OTHER INFORMATION:
Share Transactions:
Shares sold	1,028,969	2,225,791
Shares issued in reinvestment of distributions	117,328	78
Shares redeemed	(950,469)	(606,438)
Net increase from share transactions	195,828	1,619,431

(a)	Prior to Janurary 1, 2014, the RiverNorth Managed Volatility Fund was known as the Rivernorth Dynamic Buy-Write Fund.
(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund	Class I
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Period ended September 30, 2014(a)
Net asset Value - beginning of period	$13.16
Income/(Loss) from investment operations:
Net investment income(b)	0.08
Net realized and unrealized loss on investments(b)	(0.18	)(c)
Total loss from investment operations	(0.10)

Less distributions:
From net realized gain on investments	-
Total distributions	-
Paid-in capital from redemption fees(b)	-
Net decrease in net asset value	(0.10)
Net asset Value - end of period	$13.06

Total Return(d)	(0.76	%)(e)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$39,623
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.20	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.20	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)	2.93	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(f)	2.93	%(g)
Portfolio turnover rate	46%

(a)	Commenced operations on August 11, 2014.
(b)	Based on average shares outstanding during the period.
(c)
The amount shown for a .share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to realized and unrealized gains and losses on investments of the Fund.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.

See Notes to Financial Statements.

RiverNorth Core Opportunity Fund	Class R
Financial Highlights

Net asset Value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset Value
Net asset Value - end of period

Total Return(c)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005per .share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
$12.65	$12.37	$11.18	$11.63	$10.57
0.32	0.20	0.20	0.32	0.21
1.00	0.96	2.01	(0.45)	1.30
1.32	1.16	2.21	(0.13)	1.51

(0.24)	(0.35)	(0.50)	(0.32)	(0.45)
(0.68)	(0.53)	(0.52)	-	-
(0.92)	(0.88)	(1.02)	(0.32)	(0.45)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
0.40	0.28	1.19	(0.45)	1.06
$13.05	$12.65	$12.37	$11.18	$11.63

10.81%	10.08%	21.05%	(1.33%)	14.72%

$705,299	$647,365	$569,324	$488,195	$392,421
1.37%	1.35%	1.36%	1.45%	1.45%
1.37%	1.35%	1.36%	1.45%	1.45%
2.60%	1.66%	1.74%	2.57%	1.95%
2.60%	1.66%	1.74%	2.57%	1.95%
46%	46%	30%	38%	38%

RiverNorth/DoubleLine Strategic Income Fund	Class I
Financial Highlights

Net asset Value - beginning of period

Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset Value
Net asset Value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005per .share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011
$10.62	$11.33	$10.59	$10.00

0.59	0.52	0.57	0.42
0.38	(0.51)	0.82	0.46
0.97	0.01	1.39	0.88

(0.66)	(0.63)	(0.63)	(0.30)
(0.05)	(0.09)	(0.02)	-
(0.71)	(0.72)	(0.65)	(0.30)
0.00 (b)	0.00 (b)	0.00 (b)	0.01
0.26	(0.71)	0.74	0.59
$10.88	$10.62	$11.33	$10.59

9.38%	(0.03%)	13.56%	8.97	%(d)

$1,148,744	$785,974	$878,631	$332,664
0.91%	0.89%	0.90%	1.08	%(f)
0.91%	0.89%	0.90%	0.95	%(f)
5.47%	4.68%	5.20%	5.18	%(f)
5.47%	4.68%	5.20%	5.31	%(f)
56%	80%	74%	64	%(d)

RiverNorth/DoubleLine Strategic Income Fund	Class R
Financial Highlights

Net asset Value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset Value
Net asset Value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005per .share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011
$10.63	$11.34	$10.60	$10.00

0.57	0.49	0.54	0.40
0.38	(0.51)	0.82	0.46
0.95	(0.02)	1.36	0.86

(0.64)	(0.60)	(0.61)	(0.28)
(0.05)	(0.09)	(0.02)	-
(0.69)	(0.69)	(0.63)	(0.28)
0.00 (b)	0.00 (b)	0.01	0.02
0.26	(0.71)	0.74	0.60
$10.89	$10.63	$11.34	$10.60

9.09%	(0.29%)	13.28%	8.88	%(d)

$232,191	$270,560	$453,520	$141,779
1.16%	1.14%	1.15%	1.33	%(f)
1.16%	1.14%	1.15%	1.20	%(f)
5.26%	4.40%	4.96%	4.99	%(f)
5.26%	4.40%	4.96%	5.11	%(f)
56%	80%	74%	64	%(d)

RiverNorth Equity Opportunity Fund	Class I
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012
Net asset Value - beginning of period	$11.68	$10.42	$10.00
Income from investment operations:
Net investment income(b)	0.17	0.22	0.02
Net realized and unrealized gain on investments(b)	1.48	1.50	0.42
Total income from investment operations	1.65	1.72	0.44

Less distributions:
From net investment income	(0.55)	(0.39)	(0.02)
From net realized gain on investments	(0.63)	(0.08)	-
Total distributions	(1.18)	(0.47)	(0.02)
Paid-in capital from redemption fees(b)	0.00 (c)	0.01	-
Net increase in net asset Value	0.47	1.26	0.42
Net asset Value - end of period	$12.15	$11.68	$10.42

Total Return(d)	14.52%	16.99%	4.44	% (e)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,925	$3,067	$1,069
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.03%	1.98%	6.16	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.35%	1.35%	1.35	%(g)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(f)	0.76%	1.33%	(3.92	%)(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(f)	1.44%	1.96%	0.89	%(g)
Portfolio turnover rate	107%	100%	13	%(e)

(a)	Prior to December 31, 2013, the RiverNorth Equity Opportunity Fund was known as the RiverNorth/Manning & Napier Dividend Income Fund.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.005per .share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.

See Notes to Financial Statements.

RiverNorth Equity Opportunity Fund	Class R
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012
Net asset Value - beginning of period	$11.68	$10.42	$10.00
Income from investment operations:
Net investment income(b)	0.13	0.19	0.01
Net realized and unrealized gain on investments(b)	1.48	1.51	0.44
Total income from investment operations	1.61	1.70	0.45

Less distributions:
From net investment income	(0.52)	(0.37)	(0.03)
From net realized gain on investments	(0.62)	(0.08)	-
Total distributions	(1.14)	(0.45)	(0.03)
Paid-in capital from redemption fees(b)	0.00 (c)	0.01	0.00	(c)
Net increase in net asset Value	0.47	1.26	0.42
Net asset Value - end of period	$12.15	$11.68	$10.42

Total Return(d)	14.22%	16.75%	4.46	% (e)
Ratios/Supplemental Data: Net assets, end of period (in thousands)	$8,820	$10,923	$6,282
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.28%	2.21%	6.21	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.60%	1.60%	1.60	%(g)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(f)	0.41%	1.09%	(4.12	%)(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(f)	1.09%	1.71%	0.49	%(g)
Portfolio turnover rate	107%	100%	13	%(e)

(a)	Prior to December 31, 2013, the RiverNorth Equity Opportunity Fund was known as the RiverNorth/Manning & Napier Dividend Income Fund.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.005per .share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Class I
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
Net asset Value - beginning of period	$9.95	$10.00
Income from investment operations:
Net investment income(a)	0.47	0.22
Net realized and unrealized gain/(loss) on investments(a)	0.33	(0.07)
Total income from investment operations	0.80	0.15

Less distributions:
From net investment income	(0.50)	(0.20)
Total distributions	(0.50)	(0.20)
Paid-in capital from redemption fees(a)	0.00 (b)	0.00	(b)
Net increase/(decrease) in net asset Value	0.30	(0.05)
Net asset Value - end of period	$10.25	$9.95

Total Return(c)	8.16%	1.52	%(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$69,473	$25,472
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.39%	1.58	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.35%	1.35	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.45%	2.65	%(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.49%	2.88	%(f)
Portfolio turnover rate	91%	117	%(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per .share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.

RiverNorth/Oaktree High Income Fund	Class R
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
Net asset value - beginning of period	$9.95	$10.00
Income from investment operations:
Net investment income(a)	0.46	0.21
Net realized and unrealized gain/(loss) on investments(a)	0.31	(0.07)
Total income from investment operations	0.77	0.14

Less distributions:
From net investment income	(0.48)	(0.19)
Total distributions	(0.48)	(0.19)
Paid-in capital from redemption fees(a)	0.00 (b)	0.00	(b)
Net increase/(decrease) in net asset Value	0.29	(0.05)
Net asset value - end of period	$10.24	$9.95

Total Return(c)	7.78%	1.38	%(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,163	$22,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.63%	1.80	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60%	1.60	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.40%	2.60	%(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.43%	2.80	%(f)
Portfolio turnover rate	91%	117	%(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005per .share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2014(a)	For the Period October 12, 2012 (Inception) to September 30, 2013
Net asset Value - beginning of period	$10.37	$10.00
Income from investment operations:
Net investment loss(b)	(0.12)	(0.06)
Net realized and unrealized gain on investments(b)	0.79	0.43
Total income from investment operations	0.67	0.37

Less distributions:
From net investment income	-	(0.00	)(c)
From net realized gain on investments	(0.68)	-
Total distributions	(0.68)	(0.00	)(c)
Paid-in capital from redemption fees(b)	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset Value	(0.01)	0.37
Net asset Value - end of period	$10.36	$10.37

Total Return(d)	6.65%	3.71	%(e)
Supplemental Data:
Net assets, end of period (in thousands)	$18,801	$16,798

See Notes to Financial Statements.

RiverNorth Managed Volatility Fund
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2014(a)	For the Period October 12, 2012 (Inception) to September 30, 2013
Ratios to Average Net Assets (excluding interest expense and dividend expense on securities sold short)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.94%	2.19	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.80%	1.80	%(g)
Ratio of net investment loss to average net assets excluding fee waivers and reimbursements(f)	(1.30%)	(0.98	%)(g)
Ratio of net investment loss to average net assets including fee waivers and reimbursements(f)	(1.16%)	(0.59	%)(g)

Ratios to Average Net Assets (including interest expense and dividend expense on securities sold short)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.95%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.82%	N/A
Ratio of net investment loss to average net assets excluding fee waivers and reimbursements(f)	(1.32%)	N/A
Ratio of net investment loss to average net assets including fee waivers and reimbursements(f)	(1.18%)	N/A
Portfolio turnover rate	318%	603	%(e)

(a)	Prior to Janurary 1, 2014, the RiverNorth Managed Volatility Fund was known as the Rivernorth Dynamic Buy-Write Fund.
(b)	Based on average shares outstanding during the period.
(c)	Less than $(0.005) and$0.005per .share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.

See Notes to Financial Statements.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board’ or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class‐specific expenses and exclusive rights to vote on matters affecting only individual classes.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund launched an institutional share class on August 11, 2014. The new share class was in addition to the existing R‐share class. The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long‐term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth Capital Management, LLC. The Strategic Income Fund’s sub‐adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth Equity Opportunity Fund (the “Equity Opportunity Fund”) is a diversified series of the Trust and commenced investment operations on July 18, 2012. The Equity Opportunity Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Equity Opportunity Fund is RiverNorth Capital Management, LLC. The investment objective of the Equity Opportunity Fund is overall total return consisting of long‐term capital appreciation and income. Prior to January 1, 2014 the name of the Equity Opportunity Fund was the RiverNorth/Manning & Napier Dividend Income Fund and the sub‐adviser was Manning & Napier, Advisors, LLC. On January 28, 2014 the strategy of the RiverNorth Equity Opportunity Fund changed to permit the RiverNorth Equity Opportunity Fund to gain exposure to the equity markets through exchange‐traded funds rather than individual dividend‐paying stocks.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth Capital Management, LLC. The High Income Fund’s sub‐adviser is Oaktree Capital Management, L.P. (“Oaktree Capital,” and with DoubleLine, each a “Sub‐Adviser” or collectively, the “Sub‐Advisers”). The investment objective of the High Income Fund is overall total return consisting of long‐term capital appreciation and income.

The RiverNorth Managed Volatility Fund (the “Managed Volatility Fund”) is a non‐diversified series of the Trust and commenced investment operations on October 12, 2012. The investment adviser to the Managed Volatility Fund is RiverNorth Capital Management, LLC. The investment objective of the Managed Volatility Fund is total return with lower volatility than the Standard and Poor’s 500 Index. Prior to January 1, 2014 the name of the Managed Volatility Fund was the RiverNorth Dynamic Buy‐Write Fund. On January 28, 2014 the strategy of the RiverNorth Managed Volatility Fund changed to permit the RiverNorth Managed Volatility Fund to invest less than 80% of its net

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

assets, plus any borrowings for investment purposes, in common stocks, preferred stocks and options on those securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2014.

Security Valuation: The Funds’ assets are generally valued at their market value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex‐dividend date or for certain foreign securities, when the information becomes available to the Funds and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended September 30, 2014, the Core Opportunity Fund, Strategic Income Fund, Equity Opportunity Fund, High Income Fund, and Managed Volatility Fund received redemption fees of $31,701, $89,235, $2,464, $10,318, and
$3,289, respectively.

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets.

Federal Income Taxes: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex‐dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three‐tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

•
Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•
Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, closed‐end funds, exchange‐traded funds, holding and investment management companies, preferred stocks, and business development company senior notes are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub‐Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over‐the‐counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub‐Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub‐Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign and U.S. government bonds and notes, supranationals and foreign agencies, non‐agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, collateralized loan obligations, contingent convertible securities, and high yield debt, as well as non‐exchange traded derivatives, including forward foreign currency contracts and total return swaps, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

services. Total Return swaps are valued based on a formula of the underlying asset’s nightly value, the Overnight London‐Interbank Offered Rate (“USD‐LIBOR”) and an annual fee or various agreed upon inputs. Foreign Currency positions, including forward currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre‐payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Closing bid and ask option contract quotations are considered to be reflective of the option contract values as of the close of the regular session of trading on the New York Stock Exchange (the “stock market close”), and will be used to determine fair value of the option contracts. On days when the closing market quotations for option contracts are not considered to be reflective of their value as of the stock market close, each of the option contracts held by a Fund will be priced at the average of the bid and asked quotations as of the stock market close by reference to time‐stamped quotes obtained from an independent third‐party pricing source. If an acceptable quotation is unavailable for a particular contract, that contract will be priced at the mean of the valuations of the two most widely accepted and well documented methods for deriving prices for option contracts, the Black‐ Scholes model and the binomial model, as of the stock market close.

Short‐term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub‐Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub‐Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub‐Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Adviser or a Sub‐Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Funds invest in default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger good faith pricing than other securities.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

The following is a summary of the inputs used at September 30, 2014 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed‐End Funds	$452,851,186	$–	$–	$452,851,186
Exchange‐Traded Funds	179,870,677	–	–	179,870,677
Holding & Investment
Management Companies	2,424,356	–	–	2,424,356
Preferred Stocks	1,572,984	–	–	1,572,984
Short‐Term Investments	110,923,286	–	–	110,923,286
Total	$747,642,489	–	–	$747,642,489

Strategic Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed‐End Funds	$421,877,129	$–	$–	$421,877,129
Preferred Stocks	19,886,270	–	–	19,886,270
Business Development
Company Senior Notes	22,763,600	–	–	22,763,600
Foreign Corporate Bonds	–	45,731,610	–	45,731,610
U.S. Corporate Bonds	–	42,143,843	–	42,143,843
Foreign Government Bonds
and Notes,
Supranationals and
Foreign Agencies	–	801,655	–	801,655
Collateralized Loan
Obligations	–	12,779,158	–	12,779,158
Contingent Convertible
Securities	–	682,290	–	682,290
Non‐Agency Collateralized
Mortgage Obligations	–	324,731,905	–	324,731,905
U.S. Government Bonds
and Notes	–	39,161,773	–	39,161,773
U.S. Government / Agency Mortgage Backed Securities	–	166,184,167	–	166,184,167
Short‐Term Investments	272,070,916	–	–	272,070,916
Total	$736,597,915	$632,216,401	$–	$1,368,814,316

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

Equity Opportunity Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed‐End Funds	$7,897,446	$–	$–	$7,897,446
Exchange‐Traded Funds	2,496,802	–	–	2,496,802
Short‐Term Investments	93,927	–	–	93,927
Total	$10,488,175	$–	$–	$10,488,175

High Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed‐End Funds	$19,661,547	$–	$–	$19,661,547
Bank Loans	–	25,940,341	130,293	26,070,634
Business Development
Company Senior Notes	127,100	–	–	127,100
High Yield Debt	–	35,708,955	–	35,708,955
Short‐Term Investments	4,439,626	–	–	4,439,626
Total	$24,228,273	$61,649,296	$130,293	$86,007,862

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$380,973	$–	$380,973
Total	$–	$380,973	$–	$380,973

Managed Volatility Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,644,993	$–	$–	$1,644,993
Exchange‐Traded Funds	2,821,925	–	–	2,821,925
Purchased Options	243,964	–	–	243,964
Short‐Term Investments	11,529,893	–	–	11,529,893
Total	$16,240,775	$–	$–	$16,240,775

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Liabilities
Written Options	$(442,151)	$–	$–	$(442,151)
Total	$(442,151)	$–	$–	$(442,151)

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of September 30, 2013	Accrued discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchased	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of September, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2014
High Income Fund
Bank Loans	$–	$16	$–	$–	$(37)	$131,151	$(837)	$–	$–	$130,293	$(37)
Total	$–	$16	$–	$–	$(37)	$131,151	$(837)	$–	$–	$130,293	$(37)

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)
Bank Loans	$130,293	Third‐Party Vendor Pricing Service	Vendor Quote

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Vendor Quote	Increase	Decrease

It is the Funds’ policy to recognize transfers into and out of the Levels 1 and 2 at the end of the reporting period.

There were no transfers into and out of Levels 1 and 2 during the current year presented.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as purchased and written options, total return swap contracts and forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Option Writing/Purchasing

The Managed Volatility Fund may write or purchase option contracts to adjust risk and return of their overall investment positions. When the Managed Volatility Fund writes or purchases an option, an amount equal to the premium received or paid by the Managed Volatility Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Managed Volatility Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Managed Volatility Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Cash held as collateral for written option contracts is shown on the Managed Volatility Fund’s Statement of Assets and Liabilities.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2014, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked‐to‐market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Total Return Swaps

Certain Funds may enter into total return swaps. During the year ended September 30, 2014, the Core Opportunity Fund invested in a total return swap. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or if the cumulative amount owed to either party is greater than or equal to $250,000. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. The Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Net amounts received or paid on the swap contracts are recorded as realized gains or losses. The Fund values the total return swaps in which it enters based on a formula of the underlying asset’s nightly value, the Overnight London‐Interbank Offered Rate (“USD‐LIBOR”) and an annual fee or various agreed upon inputs. These securities will be categorized as Level 2 securities. The Core Opportunity Fund has an agreement with ReFlow Fund, LLC to receive the total return of the Fund, based on its daily change in NAV less USD‐LIBOR plus an annualized spread of 1.95%. The agreement terminates November 28, 2014.

At September 30, 2014, the receivable for the open swap agreement was $0. In accordance with the swap contract, the Core Opportunity Fund has the ability to adjust the notional amount on a daily basis. For the year ended September 30, 2014, the change in notional amount of the swap positions in the Core Opportunity Fund is summarized below:

Beginning of Period	$0
Increases	20,000,000
Decreases	(20,000,000)
End of Period	$0

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

The Managed Volatility Fund had the following transactions in written options during the year ended September 30, 2014.

	Number of Contracts	Premiums
Balance as of September 30, 2013	3,206	$345,925
Options Written	29,872	2,482,801
Options Expired	(20,572)	(1,557,777)
Options Closed	(6,153)	(638,514)
Options Exercised	(3,503)	(331,288)
Options Split	51	–
Balance as of September 30, 2014	2,901	$301,147

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2014:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$380,973
Managed Volatility Fund	Equity Contracts (Purchased Options)	Investments in securities, at value	$243,964

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Managed Volatility Fund	Equity Contracts (Purchased Options)	Written options, at value	$(442,151)

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2014:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Core Opportunity Fund	Equity Contracts (Total Return Swap Contracts	Net realized gain on Total return swap contracts	$249,168	$–

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) on Foreign currency transactions/ Net change in unrealized appreciation on Translation of assets and liabilities denominated in foreign currencies	$582,554	$616,361
Managed Volatility Fund	Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments/Net change in unrealized appreciation/(depreciation) on Investments	$(777,327)	$6,478
Managed Volatility Fund	Equity Contracts (Written Options)	Net realized gain/(loss) on Written options/Net change in unrealized appreciation/(depreciation) on Written options	$1,607,039	$(60,046)
			$829,712	$(53,568)

The average purchased and written option contracts, forward currency contracts, and total return swap contract notional amount during the year ended September 30, 2014 is noted below.

Fund	Average Notional Amount of Total Return Swap Contracts*
Core Opportunity Fund	$20,000,000

*	For the period in which the total return swap was held.

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$11,519,587

Fund	Average Purchased Option Contract Volume	Average Written Option Contract Volume
Managed Volatility Fund	1,898	(3,548)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange‐traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. Balance Sheet netting was considered and it was determined there are no master netting agreements related to the Funds’ positions in options and forward foreign currency contracts.

5. SHORT SALES

The Managed Volatility Fund may enter into short sales transactions to realize additional gains or hedge investments. Short sales are transactions in which the Managed Volatility Fund sells a security that it may not own. When the Managed Volatility Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Managed Volatility Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Managed Volatility Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Managed Volatility Fund. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. LOAN PARTICIPATIONS AND ASSIGNMENTS

The High Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The High Income Fund will normally invest in corporate debt issuers in North America and Europe. The High Income Fund investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The High Income Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The High Income Fund will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the High Income Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the High Income Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The High Income Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the High Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The High Income Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the High Income Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. At September 30, 2014, the High Income Fund had $3,952,730 in unsettled domestic and foreign loan commitments.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

7. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
Equity Opportunity Fund	1.00%
High Income Fund	1.00%
Managed Volatility Fund	1.00%

The Adviser has contractually agreed to defer the collection of the Funds’ management fees and/or reimburse expenses, but only to the extent necessary to limit net annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Funds’ invest; and extraordinary expenses), including amortized offering costs as a percentage of the average daily net assets of the Funds. Each deferral of fees or reimbursements of expenses by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the below expense limitations and the repayment is approved by the Board.

Fund	Class I	Class R	Expiration of Expense Limitation Agreement
Core Opportunity Fund	1.35%*	1.60%	January 31, 2016
Strategic Income Fund	0.95%	1.20%	January 31, 2015
Equity Opportunity Fund	1.35%	1.60%	January 31, 2015
High Income Fund	1.35%	1.60%	January 31, 2015
Managed Volatility Fund	N/A	1.80%	January 31, 2015

*	Commenced operations on August 11, 2014.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

As of the year ended September 30, 2014, reimbursed expenses for each Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2015	2016	2017
Fund/Class
Core Opportunity Fund
Class I*	N/A	N/A	N/A
Class R	N/A	N/A	N/A

Strategic Income Fund
Class I*	N/A	N/A	N/A
Class R	N/A	N/A	N/A

Equity Opportunity Fund
Class I	$5,553	$19,714	$17,095
Class R	36,038	65,892	65,618
Total	$41,591	$85,606	$82,713

High Income Fund
Class I	N/A	$26,539	$19,885
Class R	N/A	20,011	7,302
Total	N/A	$46,550	$27,187

Managed Volatility Fund	N/A	$61,295	$24,089

*	Commenced operations on August 11, 2014.

DoubleLine is the investment sub‐adviser to the Strategic Income Fund. Oaktree Capital is the investment sub‐adviser to the High Income Fund. Under the terms of the sub‐advisory agreements, the Sub‐Advisers, subject to the supervision of the Adviser and the Board of the Trust, provide or arrange to be provided to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub‐advisory services, the Adviser is obligated to pay each Sub‐Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”).

The Northern Trust Company served as the Funds’ custodian until the transition to State Street Bank & Trust, Co. on March 3, 2014.

The Funds have adopted a plan pursuant to Rule 12b‐1 under the Investment Company Act of 1940, as amended (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, the Class R Shares of the Equity Opportunity Fund, the Managed Volatility Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets. Under the Plan the Trust may engage in any activities related to the distribution of Fund shares. The expenses of the Funds’ Plan are reflected as 12b‐1 fees in the statement of operations.

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $36,000 per year. The audit committee chairman receives an additional $1,000 per year. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

Certain Trustees and Officers of the Trust are also officers of the Adviser, the Distributor or the Administrator.

8. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2014, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term	Return of Capital	Total
Core Opportunity Fund*	$9,263,037	$66,973	$35,460,760	$–	$44,790,770
Strategic Income Fund*	67,984,676	–	4,321,081	–	72,305,757
Equity Opportunity Fund*	922,410	–	282,200	–	1,204,610
High Income Fund*	3,553,781	–	–	–	3,553,781
Managed Volatility Fund*	1,186,667	–	–	–	1,186,667

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2013, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term	Return of Capital	Total
Core Opportunity Fund*	$15,176,518	$–	$23,026,975	$–	$38,203,493
Strategic Income Fund*	81,042,978	–	3,447,829	–	84,490,807
Equity Opportunity Fund*	563,141	–	2,419	–	565,560
High Income Fund*	405,890	–	11,511	288,543	705,944
Managed Volatility Fund*	622	–	157	–	779

*
Classifications of Distributions: Net investment income and net realized gain may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2014, certain differences were reclassified. These differences were primarily due to book/tax distribution differences, to the different tax treatment of organizational costs and certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

	Increase/(Decrease) Paid-in Capital	Increase Accumulated Net Investment Income	(Decrease) Accumulated Net Realized Gain/(Loss)
Core Opportunity Fund	$–	$5,763,296	$(5,763,296)
Strategic Income Fund	–	7,221,428	(7,221,428)
Equity Opportunity Fund	–	368,682	(368,682)
High Income Fund	808	329,745	(330,553)
Managed Volatility Fund	(856)	206,125	(205,269)

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

At September 30, 2014, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/( Losses)	Net Unrealized Appreciation/(Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$16,478,925	$45,605,011	$67,423,363	$–	$129,507,299
Strategic Income Fund	346,376	(6,389,418)	11,702,026	(87,333)	5,571,651
Equity OpportunityFund	224,725	1,422,327	715,996	–	2,363,048
High Income Fund	2,019,918	175,456	(976,033)	(381,155)	838,186
Managed Volatility Fund	1,051,693	–	(309,479)	(85,062)	657,152

Capital Losses: As of September 30, 2014 the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Strategic Income Fund	$5,059,657	$–

The Strategic Income Fund has elected to defer to the period ending September 30, 2015 capital losses recognized during the period November 1, 2013 to September 30, 2014 in the amount of $1,329,761.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short‐ term securities at September 30, 2014, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) on Foreign Currency and Derivatives	Net Unrealized Appreciation/(Depreciation)	Cost of Investment for Income Tax Purposes
Core OpportunityFund	$81,915,199	$(14,491,836)	$–	$67,423,363	$680,219,126
Strategic Income Fund	58,918,317	(47,216,291)	–	11,702,026	1,357,112,290
Equity Opportunity Fund	806,181	(90,185)	–	715,996	9,772,179
High Income Fund	601,150	(2,087,283)	510,100	(976,033)	87,493,995
Managed Volatility Fund	253,107	(421,582)	(141,004)	(309,479)	16,409,250

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to PFIC’s, wash sales and tax treatment of certain other invetments.

9. INVESTMENTS TRANSACTIONS

Investment transactions for the year ended September 30, 2014, excluding U.S. Government Obligations and short‐term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$341,997,561	$285,443,567
Strategic Income Fund	489,082,353	426,348,312
Equity Opportunity Fund	12,742,352	17,146,977
High Income Fund	99,366,675	63,422,994
Managed Volatility Fund	18,077,715	22,719,751

Investment Transactions in U.S. Government Obligations for the year ended September 30, 2014 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Strategic Income Fund	$124,568,946	$126,854,991

10. REVOLVING LINE OF CREDIT

The Funds had a $100,000,000 Revolving Credit Agreement with The Northern Trust Company prior to the transition of the Funds’ custodian to State Street Bank & Trust, Co. on March 3, 2014. Borrowings under this arrangement were secured by investments held in each Fund’s portfolio and

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

incurred interest at the Federal Funds Rate in effect on the day the loan was made plus 1.15% or a minimum of 1.75%, whichever was greater. For unloaned balances the Funds paid a facility fee equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.15%. This fee is reported on the Statements of Operations as Facility Loan Fee. This contract was terminated with the transition of the Funds’ custodian.

On April 8, 2014 the Funds entered into a $100,000,000 unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the One‐Month LIBOR Rate in effect on the day the loan is made plus 1.25%, whichever is greater. For unloaned balances the Funds pay a facility fee equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.10%. The Revolving Credit Agreement expires on April 7, 2015. For the year ended September 30, 2014 the Funds had no borrowings outstanding under either Agreement.

11. BENEFICIAL OWNERSHIP

On September 30, 2014, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2014, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund ‐ Class I	BMO Harris Bank	48.45%
Core Opportunity Fund ‐ Class I	UBS Financial Services, Inc.	47.92%
Core Opportunity Fund ‐ Class R	National Financial Services LLC	64.47%
Strategic Income Fund ‐ Class R	Charles Schwab & Company, Inc.	36.52%
Equity Opportunity Fund ‐ Class I	National Financial Services LLC	50.13%
Equity Opportunity Fund ‐ Class R	National Financial Services LLC	35.17%
Equity Opportunity Fund ‐ Class R	TD Ameritrade, Inc.	25.04%
Managed Volatility Fund	Charles Schwab & Company, Inc.	36.05%
Managed Volatility Fund	TD Ameritrade, Inc.	31.47%
High Income Fund ‐ Class I	Charles Schwab & Company, Inc.	26.74%
High Income Fund ‐ Class R	Charles Schwab & Company, Inc.	41.53%
High Income Fund ‐ Class R	TD Ameritrade, Inc.	33.12%

12. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

RiverNorth Funds	Notes to Financial Statements
September 30, 2014

13. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2013‐08, Financial Services‐Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

RiverNorth Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of RiverNorth Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/ DoubleLine Strategic Income Fund, RiverNorth Equity Opportunity Fund (formerly RiverNorth/ Manning & Napier Dividend Income Fund), RiverNorth/Oaktree High Income Fund and RiverNorth Managed Volatility Fund (formerly RiverNorth Dynamic Buy‐Write Fund) (the “Funds”) as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverNorth Funds as of September 30, 2014, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 26, 2014

RiverNorth Funds	Additional Information
September 30, 2014 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12‐month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848‐7569 and (2) from Form N‐PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N‐Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N‐Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N‐Q was filed with the SEC on February 26, 2007. The Funds’ Forms N‐Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1‐800‐732‐0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1‐888‐848‐7569.

UNAUDITED TAX INFORMATION

The Core Opportunity Fund designates the following for federal income tax purposes for the year ended September 30, 2014:

	Foreign Taxes Paid	Foreign Source Income
Core Opportunity Fund	$317,406	$1,557,783

		Tax-Exempt Percentage
Core Opportunity Fund		1.12%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2013, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Core Opportunity Fund	–	68.95%
Strategic Income Fund	–	2.08%
Equity Opportunity Fund	17.73%	39.04%
Managed Volatility Fund	–	–
High Income Fund	–	1.80%

In early 2014, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2013 via Form 1099. The Funds will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

RiverNorth Funds	Additional Information
September 30, 2014 (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Core Opportunity Fund, DoubleLine Strategic Income Fund, and Equity Opportunity Fund designated $35,460,760, $4,321,081, and $282,200 respectively, as long‐term capital gain dividends.

RiverNorth Funds	Trustees and Officers
September 30, 2014 (Unaudited)

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Funds.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012).	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	5	NA
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker‐dealer) (2007 to 2013).	5	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 funds) (2005 to 2009).

RiverNorth Funds	Trustees and Officers
September 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

(1)	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

RiverNorth Funds	Trustees and Officers
September 30, 2014 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEE AND OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley(3) Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012); Utopia Funds, Chief Compliance Officer (2007 to 2009), Treasurer and Chief Financial Officer (2005 to 2009); FIM Group, Director of Mutual Funds (2004 to 2009).
NA
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/ May 2010 to present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (2007 to 2012)	NA	NA

RiverNorth Funds	Trustees and Officers
September 30, 2014 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Jennifer T. Welsh Y.O.B. 1977 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ November 2014 to present
Ms. Welsh, Vice President & Associate Counsel for ALPS Fund Services, Inc., joined ALPS in 2013. She is also Vice President and Associate Counsel of ALPS Distributors, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributors, Inc. and Secretary of Stadion Funds Trust. Before joining ALPS, Ms. Welsh served as Associate General Counsel and Chief Compliance Officer of Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC, Chief Compliance Officer of Stewart Investment Advisers, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc., and Associate General Counsel of Fund Administrative Services, LLC from 2010 to 2012. Ms. Welsh also was Associate Attorney at Davis, Graham & Stubbs, LLP from 2007 to 2010.
				NA	NA
J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005 to present); Adjunct Professor, Metropolitan State College of Denver (2000 to present).	NA	NA
Gina Meyer Y.O.B. 1980 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/ August 2013 to present	Fund Controller, ALPS Fund Services (2012 to present); Fund Accounting Manager, Jackson National Asset Management (2008 to 2012).	NA	NA

RiverNorth Funds	Trustees and Officers
September 30, 2014 (Unaudited)

(1)	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

(3)
Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

RiverNorth Funds	Notes

RiverNorth Funds	Notes

RiverNorth Funds
RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund
RiverNorth Equity Opportunity Fund
RiverNorth Managed Volatility Fund
RiverNorth/Oaktree High Income Fund

Board of Trustees
Patrick W. Galley, CFA, Chairman
James G. Kelley
John S. Oakes
Fred G. Steingraber
John K. Carter

Investment Adviser
RiverNorth Capital Management, LLC

Sub Advisers
DoubleLine Capital LP
Oaktree Capital Management, L.P.

Transfer Agent, Administrator and
Dividend Disbursing Agent
ALPS Fund Services, Inc.

Fund Counsel
Drinker Biddle & Reath LLP

Distributor
ALPS Distributors, Inc.

Custodian
State Street Bank and Trust, Co.

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and
(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year	Audit Fees
	FY 2014	$78,500
	FY 2013	$71,000

(b)	Audit-Related Fees
	Fiscal Year	Registrant
	FY 2014	$0
	FY 2013	$0

(c)	Tax Fees
	Fiscal Year	Registrant
	FY 2014	$20,000
	FY 2013	$20,000
	Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees
	Fiscal Year	Registrant
	FY 2014	$6,900
	FY 2013	$5,450
	Nature of the fees: cursory review of Semi-Annual Shareholder report, post-effective amendment consents and17f-1 examinations.

(e)
(1) Audit Committee’s Pre-Approval Policies
The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)
During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2014	$26,900	$0
FY 2013	$25,450	$0

(h)
Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

Schedule included with Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)
Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 4, 2014